File No. 333-40636

811-4320

Securities and Exchange Commission

Washington, D.C. 20549

Form N-6

☒	Registration Under the Securities Act of 1933

☐	Pre-Effective Amendment Number

☒	Post Effective Amendment Number 22

And/or

☒	Registration Statement Under the Investment Company Act of 1940

☒	Amendment No. 17

Ohio National Variable Account R

(Exact Name of Registrant)

Ohio National Life Assurance Corporation

(Name of Depositor)

One Financial Way

Montgomery, Ohio 45242

(Address of Depositor’s Principal Executive Offices)

1-800-366-6654

(Depositor’s Telephone Number, including Area Code)

Yeon J. Bae, Assistant Counsel

The Ohio National Life Insurance Company

P.O. Box 237

Cincinnati, Ohio 45201

(Name and Address of Agent for Service)

Copy to:

Richard T. Choi

Carlton Fields Jorden Burt

1025 Thomas Jefferson Street, NW, Suite 400 East

Washington, DC 20007-5208

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Vari-Vest Survivor

Individual, Flexible Premium Variable Life Insurance Policy
Issued by

Ohio National Life Assurance Corporation
Ohio National Variable Account R

One Financial Way • Cincinnati, Ohio 45242 • (800) 366-6654

This prospectus describes a last survivor, flexible premium variable life insurance policy (called the “policy”, or the “contract”) offered through Ohio National Variable Account R (“VAR”), a separate account of ours. We are Ohio National Life Assurance Corporation (“ONLAC”), a subsidiary of The Ohio National Life Insurance Company (“Ohio National Life”).

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies (called a “Fund” or the “Funds”), your premium payments are not an investment in a retail mutual fund. Each Fund may have several series or portfolios (“portfolios”) that use different investment strategies or invest in different securities. VAR is the registered shareholder of the Funds’ shares. VAR purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in Subaccounts (“Subaccounts”) of VAR. We may use the term “portfolios” or “Subaccounts” interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank, (ii) is not guaranteed by a bank, (iii) is not insured by the FDIC or any other government agency, and (iv) may go down in value.

To learn more about ONLAC, this policy and Ohio National Life, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2015. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your registered representative or by logging onto the Securities and Exchange Commission’s website at http://www.sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You should retain this prospectus for future reference. For information related to the portfolios to which you may allocate premium payments, please refer to the current fund prospectuses which should accompany this prospectus.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. The company does not authorize any information or representations regarding the variable aspects of the policy described in this prospectus other than as contained in this prospectus, the fund prospectuses or the statements of additional information of the funds.

Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 18 of the investment options we offer, including the General Account. However, you will not own the shares of the portfolio. VAR is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAR, we have established Subaccounts that invest in the shares of the portfolios based on Policyholders’ premium allocations. We have listed the available portfolios in this prospectus, along with their respective investment advisers or investment subadvisers. The accompanying Fund prospectuses contain important information that describe the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your registered representative. Your policy’s Accumulation Value will reflect the investment performance of the portfolios you select and is not guaranteed.

May 1, 2015

Form 5741	1

Form 5741	2

SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy’s important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

Policy Benefits

Death Benefit — You may select one of two Death Benefit options — the level option (Option A) or the variable option (Option B). With certain limitations, you may also change Death Benefit options during the life of the policy. The Death Benefit under the level option is the Stated Amount. The Death Benefit under the variable option is the Stated Amount plus the Accumulation Value on the date of death of the second insured.

Death Benefit Guarantee — The policy includes a Death Benefit Guarantee. Under this provision, we guarantee that the Death Benefit during the Death Benefit Guarantee period will not be less than the Stated Amount, provided you pay the Minimum Premium for each month that the Death Benefit Guarantee is active. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the Death Benefit Guarantee is in effect.

Loans — You may borrow against the Loan Value of your policy after the first Policy Year. The Loan Value is the Cash Surrender Value less the cost of insurance charges for the rest of the current Policy Year and will never be less than 90% of your Cash Surrender Value. Loan interest at a rate of 5.00% is taken from your cash surrender value and then credited to your loan collateral account. Due to the compounding of interest paid at the beginning of the year, this amount is equal to an annual rate of 5.26% if the interest was paid at the end of the year. Any outstanding policy indebtedness will be deducted from Proceeds payable at the second Insured’s death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable Subaccounts and the General Account. Accumulation Value in each Subaccount equal to the Policy Indebtedness so withdrawn will be transferred to the Loan Collateral Account. If loan interest is not paid when due, the amount is transferred to the Loan Collateral Account and becomes loan principal. Accumulation Value held in the Loan Collateral Account earns interest daily at an annual rate guaranteed to be at least 4.00%.

Surrender Privileges — At any time you may surrender your policy in full and receive the Cash Surrender Value. Your policy also gives you a partial surrender right. At any time after the first policy anniversary, you may withdraw part of your Cash Surrender Value. Such withdrawals will reduce your policy’s Death Benefit and may be subject to a Surrender Charge.

Free Look/Right to Return the Policy — Following the initial purchase of your policy or following any subsequent increase in the Stated Amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid for the policy or for the increase, as applicable, or the policy’s current value, depending on your state’s laws. Typically, the free look period expires 20 days from your Receipt of the policy or increase, although the free look period may be longer or shorter in some states.

Variable Investment Choices — Your policy permits you to allocate Net Premiums among up to 18 of the investment options we offer, which include the General Account and the variable portfolios listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the portfolios. Portfolio shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account — You may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to the General Account from the Subaccounts of VAR. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that your Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account.

Flexibility/Allocation of Premiums — You may allocate your Net Premiums among up to 18 investment options, including the variable Subaccounts and the General Account, in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer Accumulation Values and reallocate future premiums according to our current administrative policies and procedures.

Transfers — We allow transfers of Accumulation Values among the Subaccounts of VAR and to the General Account at any time. Transfers from the General Account to the Subaccounts of VAR are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Form 5741	3

Tax Benefits — All Death Benefits paid under the policy will generally be excludable from the Beneficiary’s gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a “life insurance policy,” any increases in Accumulation Value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

Policy Risks

Liquidity Risk — Access to the value in your policy through loans or partial or full surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the Subaccounts.

Because of the limited liquidity and the substantial nature of the Surrender Charge in the early years of your policy (and following any increase in Stated Amount), the policy is not a suitable short-term investment.

Investment Performance — If you allocate your Net Premiums to the Subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulation Value will decrease. You are also subject to the risk that the portfolio(s) you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse — If the Cash Surrender Value in your policy is not enough to pay the monthly charges associated with your policy and the Death Benefit Guarantee is not active, your policy will enter a 61 day grace period that begins on the due date of the monthly charges. We will notify you in writing during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. In some states, we will also notify any secondary addressee on the policy. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. Absent receipt of the full amount of the premium payment necessary at the time you make the payment (which may be more or less than the Amount Due on your notice depending on the investment performance of your Subaccounts), your contract may still be subject to lapse. A lapsed policy may be reinstated, subject to certain restrictions.

Impact of Loans — A policy loan, whether or not repaid, will affect the Accumulation Value over time because we subtract the amount of the policy loan from the Subaccounts and/or the General Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the General Account. The amount of any policy loan will also count against the cumulative total premium payments you have made, which could cause the Death Benefit Guarantee to lapse.

We reduce the amount we pay to the Beneficiary upon the Insured’s death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Adverse Tax Consequences — Under certain circumstances (usually if your premium payments in the first seven Policy Years or less exceed specified limits established by the Internal Revenue Service), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty tax. In addition, currently favorable tax laws with regards to life insurance may change.

Regarding preferred loans, it is possible that the Internal Revenue Service could deem preferred loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Death Benefit Proceeds may be subject to estate taxes.

Termination of the Death Benefit Guarantee — Your policy makes available a Death Benefit Guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the Minimum Premium. Even if you have a Death Benefit Guarantee, you must monitor the investment performance of the policy as you near the end of your Death Benefit Guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the Death Benefit Guarantee. If this is the case, at the end of the Death Benefit Guarantee period, your policy will lapse, subject to the 61 day grace period that begins on the due date of the monthly charges, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

Form 5741	4

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio’s prospectus. Please refer to each portfolio’s prospectus and read it carefully for more information before investing. Copies of each portfolio’s prospectus can be obtained by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

Form 5741	5

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy or transfer the cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Distribution Charge	Upon receipt for first 20 years.	4.0% of premiums (4.5% for Pennsylvania policies).
State Premium Taxes	Upon receipt.	Between 0% and 6%.
Surrender Charge	Upon full or partial surrender, lapse and decreases in Stated Amount during the first 25 years or 25 years following an increase, but only for the amount of the increase.
Maximum		$60.00 per $1000 of Stated Amount.(1)
Minimum		$13.79 per $1000 of Stated Amount.(2)
Surrender Charge for a 65 year old male, non-tobacco user, in the standard risk class, and a 65 year old female , non-tobacco user, in the standard risk class, with Death Benefit Option A and $500,000 face amount.(3)	Upon surrender of the policy in the first year.	$23,790.00
Transfer Fees
Maximum	Upon the applicable transfer.	$15.00 per transfer.(4)
Illustration Charge
Maximum	Upon your request.	$100 per request.(5)
Annual Report of Policyholder’s account
Maximum	Upon special request.(8)	$100 per request.
Reinstatement Fee	Upon reinstatement.	Accrued Monthly Deductions + 2 months Monthly Deductions + 6% interest on outstanding loan amount(6) + Premium Expense Charge(7)
Administrative Fee
Maximum	Upon partial surrender.	The lesser of $25 or 2% of the amount surrendered.
Regular Loan Interest
Maximum	Applied annually.	5.00% of regular loan account balance (Annual rate of 3.846% of loan account balance for preferred loans which are only available through a rider).

Form 5741	6

(1) Maximum surrender charge is for various combinations of ages and classes of insureds. Different combinations of ages and classes of insureds will generate the maximum surrender charge.

(2) Minimum surrender charge is for two 18 year old females, nonsmokers if surrendered in the first year of the policy.

(3) These characteristics describe a representative insureds. Please note that the charges will vary based upon your ages, genders and risk classes. Surrender charges specific to your Policy can be found in your Policy documents or obtained by calling us at 1-800-366-6654.

(4) Currently $3.00 per transfer, with the first 4 transfers during any given Policy Year free.

(5)  Currently, standard, automated illustrations are provided at no charge. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase in death benefits, addition of new riders or cases in lapse pending.

(6)  6% interest is calculated on any loan amount from the date the policy lapsed.

(7)  Premium expense charge is comprised of the distribution charge and the state premium taxes. The premium expense charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and 2 months of Monthly Deductions due at the time of reinstatement.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*
Maximum	Monthly.	$83.33 per $1000 of Stated Amount.(2)
Minimum		$0.00008 per $1000 of Stated Amount.(1)

Representative Insureds (65 year old male, non-tobacco user, standard risk class and 65 year old female, non-tobacco user, standard risk class, with Death Benefit Option A and $500,000 Stated Amount)(3)

$0.02 per $1000 of Stated Amount.
Maintenance Fee
Maximum	Monthly.	$10.00 per month.
Unit Load	Monthly.	Charge based on issue age of younger insured: Age 18 – 35: $0.033 per $1000 Stated Amount Age 36 – 74: $0.035 per $1000 Stated Amount Age 75 and over: $0.05 per $1000 Stated Amount
Risk Charge
Maximum	Daily.	0.75% of the variable Accumulation Value (annualized).
Death Benefit Guarantee Option	Monthly.	• $0.03 per $1000 of Stated Amount for the guarantee to maturity.
OPTIONAL RIDERS GENERALLY:
Joint Term Life Rider And Double Coverage Rider
Maximum	Monthly.**	$83.33 per $1000 of Stated Amount.(4)
Minimum		$0.00008 per $1000 of Stated Amount.(5)

Form 5741	7

Representative Insured (65 year old male, non-tobacco user, standard risk class and 65 year old female, non-tobacco user, standard risk class, purchasing a $100,000 term rider.)		Charge for a Representative purchase is $0.02 per $1000 of Stated Amount.
Charge	When Charge is Deducted	Amount Deducted
Single Term Life Rider
Maximum	Monthly.**	$83.33 per $1000 of Stated Amount.(6)
Minimum		$0.05 per $1000 of Stated Amount.(7)
Representative Insured (65 year old male, non-tobacco, standard risk class, purchasing a $100,000 term policy)		Charge for a Representative purchaser is $0.76 per $1000 of Stated Amount.
Family Split Option Rider
Maximum	Monthly.**	$0.005 per $1000 of Stated Amount.
Business Split Option Rider		No Charge.
Continuation of Coverage Rider
Maximum	Monthly.**	$0.90 per $1000 of Stated Amount.(8)
Minimum		$0.0009 per $1000 of Stated Amount.(9)
Representative Insured (65 year old male, non-tobacco user, standard risk class and 65 year old female, non-tobacco user, standard risk class.)		$0.15 per $1000 of Stated Amount.
Waiver of Premium for Total Disability
Maximum	Monthly.**	$0.16 per $1.00 of stipulated premium.(10)
Minimum		$0.01 per $1.00 of stipulated premium.(11)
Representative Insured (male, age 45, non-tobacco)		$0.03 per $1.00 of stipulated premium.
Waiver of Premium at First Death
Maximum	Monthly.**	$0.59 per $1.00 of stipulated premium.(12)
Minimum	Monthly.**	$0.01 per $1.00 of stipulated premium.(13)
Representative Insured (a male, age 65, non-smoker and a female, age 65, non-smoker		$0.15 per $1.00 of stipulated premium.
Preferred Loan Rider

Form 5741	8

Maximum	Monthly.**	0.20% of the variable Accumulation Value (annualized).

 * The cost of insurance varies based on individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a particular Policyholder will pay. Please contact your representative for a quote of what your charge would be. If you are not sure who your representative is, contact us at 1-800-366-6654 to find out your representative of record. Maximums will not exceed charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. The tables are adopted by the various Departments of Insurance to determine amounts necessary to calculate Cash Values and Policy reserves.

** Charge only applies if you have elected to add the specified rider to your policy.

(1) The minimum cost of insurance charge is for two females, age 18 super preferred nonsmokers.

(2) The maximum cost of insurance charge is for two males, age 99 smokers.

(3) The characteristics describe representative purchasers. Please note that the charges will vary based upon your ages, genders, and risk classes.

(4) Maximum charge is for two males, age 80, attained age 99, smoker class.

(5) Minimum charge is for two females, age 18, super-preferred non-smoker class.

(6) Maximum charge is for a male, age 99, smoker class.

(7) Minimum charge is for a female, age 18, standard class.

(8) Maximum charge is for two females, age 80, super-preferred non-smoker.

(9) Minimum charge is for two males, age 18, smoker class.

(10) Maximum charge is for a male, age 55, smoker, Table D rated class.

(11) Minimum charge is for a female, age 18, non-smoker.

(12) Maximum charge is for two males, both age 70, smokers, Table F rated class.

(13) Minimum charge is for two females, both age 18, super-preferred non-smokers.

The following table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Annual Portfolio Operating Expenses

	Minimum	Maximum
(Expenses deducted from portfolio assets, including management fees, 12b-1 fees and other portfolio operating expenses.)	0.33%	2.59%

GENERAL DESCRIPTION OF OHIO NATIONAL LIFE

Ohio National Life Assurance Corporation

We were established on June 26, 1979 under the laws of the State of Ohio to facilitate the issuance of certain insurance policies that do not share in our investment performance. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 49 states, the District of Columbia and Puerto Rico. Our address is One Financial Way, Cincinnati, Ohio 45242. We are obligated to pay all amounts promised to the Policyholders of our policies. Amounts in the separate accounts, however, are subject to market risk.

Ohio National Variable Account R (“VAR”)

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law and federal securities law, VAR’s assets are held separate from our assets and exclusively for the benefit of policyholders and persons entitled to payments under the policies. VAR’s assets are not chargeable with liabilities arising out of our other business.

We keep VAR’s assets segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR’s Subaccounts.

Form 5741	9

VAR has Subaccounts corresponding to each of the Funds listed in this prospectus. VAR may in the future add or delete investment Subaccounts. Each investment Subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each Subaccount are credited to or charged against that Subaccount without regard to income or gains or losses from any other Subaccount and do not reflect the investment experience of Ohio National Life Assurance Corporation’s other assets.

The Ohio National Life Insurance Company (“Ohio National Life”)

Ohio National Life was organized under the laws of the State of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc., a holding company. It writes life insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Currently it has assets of approximately $41.4 billion and equity in excess of $1.9 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.

Ohio National Life and/or its affiliates may pay retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable products. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable products and about the benefits of variable products generally. These additional amounts are paid from our profits, not deducted from the Policyholders’ purchase payments. Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time Ohio National Life has contracted with the broker-dealer for the distribution of our products. As with reimbursements, these payments are not deducted from Policyholders’ purchase payments.

From time to time, Ohio National Life and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

Ohio National Life believes that, consistent with well established industry and the Commission practice, the periodic reporting requirements of the Securities Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.

With the increased use of technologies such as the Internet, our business is potentially susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect us, the underlying Funds, intermediaries, and other affiliated or third party service providers whose operations may impact your contract. While we have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

THE PORTFOLIOS

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the Fund prospectus which should accompany this product prospectus. Net Premiums under the policy may be allocated to the Subaccounts of VAR which invest exclusively in portfolio shares. Accordingly, the Accumulation Values you allocate to the Subaccounts will vary with the investment performance of the portfolios.

The value of each Fund’s investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, risks, performance and charges, see the fund prospectuses. Copies of the fund prospectuses can be obtained from your registered representative or by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file

Form 5741	10

with the Securities and Exchange Commission and are available on their EDGAR System found at www.sec.gov. Read the prospectuses carefully before investing.

Some of the Funds are structured as a “Fund of Funds.” A Fund of Funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Some of the Fund of Funds invest primarily in a portfolio of exchange-traded funds (“ETFs”). Because the Fund of Funds invests in other mutual funds rather than individual securities, the Fund of Funds bears a proportionate share of expenses charged by the underlying funds in which it invests. Therefore, a Fund of Funds may have higher expenses than direct investments in the underlying funds. You can invest directly in ETFs and do not have to invest through a variable contract or a mutual fund. You should read the Fund prospectuses carefully for more information.

Periodically some of the Funds may be closed to future allocation of premium payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to Policyholders prior to any such closure.

Listed below are all of the portfolios available in your policy, their adviser and subadviser (if applicable) and investment objective:

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
Ohio National Fund
Equity Portfolio	(ClearBridge, LLC)(1)	Long-Term Growth Of Capital
Money Market Portfolio	Ohio National Investments, Inc.	Maximum Current Income Consistent with Preservation of Principal and Liquidity
Bond Portfolio	Ohio National Investments, Inc.	High Level Of Income And Opportunity for Capital Appreciation Consistent with Preservation of Capital
Omni Portfolio	(Suffolk Capital Management, LLC)(1)	High Level of Long-Term Total Return Consistent with Prudent Investment Risk
International Portfolio	(Federated Global Investment Management Corp.)(1)	Long-Term Growth Of Capital
International Small-Mid Company Portfolio	(Federated Global Investment Management Corp.)(1)	Long-Term Growth Of Capital

Capital Appreciation Portfolio	(Jennison Associates LLC)(1)	Long-Term Capital Growth

Aggressive Growth Portfolio	(Janus Capital Management LLC)(1)	Long-Term Capital Growth
Small Cap Growth Portfolio	(Janus Capital Management LLC)(1)	Long-Term Capital Appreciation
Mid Cap Opportunity Portfolio	(Goldman Sachs Asset Management, L.P.)(1)	Long-Term Total Return
Capital Growth Portfolio	(Eagle Asset Management, Inc.)(1)	Long-Term Capital Appreciation
S&P 500® Index Portfolio	Ohio National Investments, Inc.	Total Return Approximating that of the Standard & Poor’s 500® (S&P 500®) Index including reinvestment of dividends, at a risk level consistent with that of the S&P 500®

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Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
High Income Bond Portfolio	(Federated Investment Management Company)(1)	High Current Income
Strategic Value Portfolio	(Federated Equity Management Company of Pennsylvania)(1)	Growth Of Capital and Income
Nasdaq-100® Index Portfolio	Ohio National Investments, Inc.	Long-Term Growth Of Capital
Bristol Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Bryton Growth Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Bristol Growth Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Balanced Portfolio	(ICON Advisers, Inc.)(1)	Capital Appreciation and Income
Target VIP Portfolio	(First Trust Advisors L.P.)(1)	Above Average Total Return
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
Invesco V.I. International Growth Fund	Invesco Advisers, Inc.	Long-Term Growth of Capital
Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	(Fayez Sarofim & Co.)(2)	Long-Term Capital Growth consistent with capital preservation and a Secondary Goal of Current Income
Federated Insurance Series (Service Shares)
Federated Kaufmann Fund II	(Federated Global Investment Management Corp)(3)	Capital Appreciation
Fidelity® Variable Insurance Products Fund /Service Class 2
Fidelity® VIP Contrafund® Portfolio	(FMR Co., Inc.)(4)	Long-Term Capital Appreciation
Fidelity® VIP Mid Cap Portfolio	(FMR Co., Inc.)(4)	Long-Term Growth Of Capital
Fidelity® VIP Growth Portfolio	(FMR Co., Inc.)(4)	Capital Appreciation
Fidelity® VIP Equity-Income Portfolio	(FMR Co., Inc.)(4)	Reasonable Income; Will Also Consider the Potential for Capital Appreciation; Goal is to Provide a Yield that Exceeds the Composite Yield of the S&P 500®
Fidelity® VIP Real Estate Portfolio	Fidelity SelectCo, LLC	Above Average Income and Long-Term Capital Growth, consistent with reasonable investment risk; Goal is to Provide a Yield that Exceeds the Composite Yield of the S&P 500®
Ibbotson® ETF Allocation Series (Class II)

Ibbotson® Conservative ETF Asset Allocation Portfolio(10)	(Ibbotson Associates, Inc.)(5)	Current Income and Preservation Of Capital

Form 5741	12

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Ibbotson® Income and Growth ETF Asset Allocation Portfolio(10)	(Ibbotson Associates, Inc.)(5)	Current Income and Capital Appreciation
Ibbotson® Balanced ETF Asset Allocation Portfolio(10)	(Ibbotson Associates, Inc.)(5)	Capital Appreciation and Some Current Income
Ibbotson® Growth ETF Asset Allocation Portfolio(10)	(Ibbotson Associates, Inc.)(5)	Capital Appreciation
Ibbotson ® Aggressive Growth ETF Asset Allocation Portfolio(10)	(Ibbotson Associates, Inc.)(5)	Capital Appreciation

Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund (Class 2)	(Templeton Investment Counsel, LLC)(6)	Maximize Income While Maintaining Prospects for Capital Appreciation
Franklin Flex Cap Growth VIP Fund (Class 2)	Franklin Advisers, Inc.	Capital Appreciation
Templeton Foreign VIP Fund (Class 2)	Templeton Investment Counsel, LLC	Long-Term Capital Growth

Franklin Founding Fund Allocation VIP Fund(10) (Class 4)	Franklin Templeton Services, LLC(7)	Capital Appreciation With Income As A Secondary Goal

Goldman Sachs Variable Insurance Trust (Institutional Shares)
Goldman Sachs Large Cap Value Fund (formerly Growth and Income)	Goldman Sachs Asset Management, L.P.	Long-Term Capital Appreciation

Goldman Sachs U.S. Equity Insights Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital And Dividend Income

Goldman Sachs Strategic Growth Fund (formerly Capital Growth)	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital
Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Company (WRIMCO)	Total Return
Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Company (WRIMCO)	Capital Growth and Appreciation

Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Company (WRIMCO)	Growth of Capital

Janus Aspen Series (Service Shares)
Janus Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital
Global Research Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital
Balanced Portfolio	Janus Capital Management LLC	Long-Term Capital Growth, Consistent with Preservation of Capital and Balanced by Current Income
Overseas Portfolio	Janus Capital Management LLC	Long-Term Growth of Capital

Form 5741	13

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
JPMorgan Insurance Trust (Class I)
JPMorgan Insurance Trust Mid Cap Value Portfolio	J.P. Morgan Investment Management, Inc.	Capital Appreciation
JPMorgan Insurance Trust Small Cap Core Portfolio	J.P. Morgan Investment management, Inc.	Capital Growth Over the Long Term
Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement International Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Legg Mason Partners Variable Equity Trust (Class I)

ClearBridge Variable Equity Income Portfolio (formerly Legg Mason ClearBridge Variable Equity Income Builder Portfolio)	(ClearBridge Investments, LLC)(8)	High Level of Current Income with Long Term Capital Appreciation as a Secondary Objective

ClearBridge Variable Large Cap Value Portfolio (formerly Legg Mason ClearBridge Variable Large Cap Value Portfolio)	(ClearBridge Investments, LLC)(8)	Long-Term Growth of Capital with Current Income as a Secondary Objective

MFS® Variable Insurance Trust(SM) (Service Class)
MFS® New Discovery Series	Massachusetts Financial Services Company	Capital Appreciation

MFS® Mid Cap Growth Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Total Return Series	Massachusetts Financial Services Company	Total Return

MFS® Variable Insurance Trust II (Service Class)
MFS® Massachusetts Investor Growth Stock Portfolio	Massachusetts Financial Services Company	Capital Appreciation

Neuberger Berman Advisers Management Trust (S Class Shares)

AMT Mid Cap Intrinsic Value Portfolio	Neuberger Berman Management LLC	Growth of Capital

PIMCO Variable Insurance Trust (Administrative Shares)
Real Return Portfolio	Pacific Investment Management Company LLC	Maximum Real Return, Consistent With Preservation of Real Capital and Prudent Investment Management
Total Return Portfolio	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Capital and Prudent Investment Management

Form 5741	14

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
Global Bond Portfolio	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Capital and Prudent Investment Management
CommodityRealReturn® Strategy Portfolio	Pacific Investment Management Company LLC	Maximum Real Return Consistent with Prudent Investment Management

The Prudential Series Fund, Inc. (Class II)
Jennison Portfolio	Jennison Associates LLC (9)	Long-Term Growth Of Capital
Jennison 20/20 Focus Portfolio	Jennison Associates LLC (9)	Long-Term Growth Of Capital

Royce Capital Fund (Investment Class)
Royce Small-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
Royce Micro-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
Morgan Stanley The Universal Institutional Funds, Inc. (Class II)

Morgan Stanley UIF Core Plus Fixed Income Portfolio	Morgan Stanley Investment Management, Inc.	Seek Above Average Total Return Over a Market Cycle of Three to Five Years

Morgan Stanley UIF Growth Portfolio	Morgan Stanley Investment Management, Inc.	Long-Term Capital Appreciation by Investing Primarily in Growth-Oriented Equity Securities of Large Capitalization Companies
Morgan Stanley UIF U.S. Real Estate Portfolio	Morgan Stanley Investment Management, Inc.	Above Average Current Income and Long-Term Capital Appreciation by Investing Primarily in Equity Securities of Companies in the U.S. Real Estates Industry, Including Real Estate Investment Trusts

____________

(1)  Subadviser to Ohio National Investments, Inc.

(2) Subadviser to The Dreyfus Corporation.

(3) Subadviser to Federated Equity Management Company of Pennsylvania.

(4) Subadviser to Fidelity Management & Research Company

(5) Subadviser to ALPS Advisors, Inc.

(6) Subadviser to Franklin Advisers, Inc.

(7) Franklin Templeton Services, LLC is the administrator for Franklin Founding Fund Allocation VIP Fund, which invests in shares of other series of Franklin Templeton Variable Insurance Products Trust. The advisers of the underlying funds are Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Templeton Global Advisors, Limited.

(8) Subadviser to Legg Mason Partners Fund Advisor, LLC

(9) Subadviser to Prudential Investments LLC

(10) This fund is a Fund of Funds. Expenses for these type of funds may be higher because the Policyholders bear a proportion of the expenses of underlying funds in which these Fund of Funds invest.

THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither

Form 5741	15

the General Account nor any interests therein are subject to the provisions of these Acts, and are not subject to the Securities and Exchange Commission’s regulatory oversight.

General Description

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to the General Account from the Subaccounts of the variable account. The allocation or transfer of funds to the General Account does not entitle a Policyholder to share in the investment experience of the General Account. Instead, we guarantee that your Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account. Consequently, if you pay the Planned Premiums, allocate all Net Premiums only to the General Account and make no transfers, partial surrenders, or Policy loans, the minimum amount and duration of your Death Benefit will be determinable and guaranteed. Transfers from the General Account to VAR are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the Policy.

Accumulation Value

The Accumulation Value in the General Account on the later of the Issue Date or the day we receive your Initial Premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first Monthly Deduction.

Thereafter, until the maturity date, we guarantee that the Accumulation Value in the General Account will not be less than the amount of the net premiums allocated or Accumulation Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the General Account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the Loan Collateral Account.

We guarantee that interest credited to your Accumulation Value in the General Account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The Policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The Accumulation Value in the General Account will be calculated on each Valuation Date.

Voting Rights

We will vote the Fund shares held in the various Subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy’s Accumulation Value in a Subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes for which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. There is no minimum number of Policyholders required to reach a quorum. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAR which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAR. As a result, a small number of Policyholders may determine the outcome of a vote submitted to the Fund by VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report.

Form 5741	16

CHARGES

We make charges against or deductions from premium payments, Accumulation Values and policy surrenders in the manner described below.

Premium Expense Charges

Each premium payment is subject to a Premium Expense Charge, including payments made for Monthly Deductions when reinstating the policy. The Premium Expense Charge is deducted in proportion to your current premium allocation choices. The Premium Expense Charge has two components:

Distribution Charge. The Policy is subject to a charge of 4.00% (4.50% for Pennsylvania Policies) of premiums paid in the first 20 years. This charge is intended to help defray the costs attributable to this Policy including distribution, printing and advertising.

State Premium Tax. Your premium payments will be subject to the state premium tax and/or any other state or local charges levied against your Policy, if applicable. Currently, most state premium taxes range from 0% to 6%.

Monthly Deduction

As of the Policy Date and each subsequent Process Day, we will deduct from the Accumulation Value of your Policy and in proportion to the values in your various Subaccounts and the General Account, a Monthly Deduction to cover certain charges and expenses incurred in connection with the Policy.

The Monthly Deduction consists of:

• the cost of insurance,

•  a unit load,

• a maintenance fee of $10 for the cost of establishing and maintaining policy records and processing applications and notices, and

• the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial Stated Amount and each subsequent increase in the Stated Amount. The monthly cost of insurance rate is based on each Insured's sex, rate class and Attained Age. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the Policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. Such rates for smokers and non-smokers are based on the 1980 Commissioners Standard Ordinary, Male or Female, Smoker or Nonsmoker, Age nearest birthday Mortality Tables. The cost of insurance charge is guaranteed not to exceed such table rates for the Insured’s risk class;

(ii) is the Death Benefit net of Policy Indebtedness at the beginning of the Policy Month divided by 1.0032737 (the monthly equivalent of the guaranteed rate in the General Account); and

(iii) is Accumulation Value net of Policy Indebtedness at the beginning of the Policy Month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

The monthly charge per $1,000 of stated amount is based on the age of the younger insured. It is:

Issue Age of the Younger Insured	Load per $1,000 of Stated Amount
18-35	$0.033
36-74	$0.035
75+	$0.050

Not all of your premium payments are allocated to your cash value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums will result in reduced cash value, thereby affecting the charges assessed to your Policy.

Form 5741	17

Risk Charge

Your Accumulation Value in VAR, but not your Accumulation Value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various Subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the Policy. Such charge will be assessed daily against each of the variable Subaccounts at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

Surrender Charge

After the free look period and during the first 25 years of your Policy and following any increase in Stated Amount, a Surrender Charge is assessed in connection with all complete surrenders, all lapses, all decreases in Stated Amount and certain partial surrenders. Surrender charges vary depending on your ages, sexes, underwriting classifications and the length of time you have held your Policy. See the Specifications pages of your Policy for more detailed information.

If you surrender your Policy in full or it lapses when a Surrender Charge applies, we will deduct the total charge from your Accumulation Value. If you decrease the Stated Amount of your Policy while a Surrender Charge applies, your Accumulation Value will be charged with the portion of the total Surrender Charge attributable to the Stated Amount cancelled by the decrease.

Partial surrenders in any Policy Year totaling 10% or less of the Cash Surrender Value of your Policy as of the end of the previous Policy Year are not subject to any Surrender Charge. Partial surrenders in any Policy Year in excess of 10% of the Cash Surrender Value of your Policy as of the end of the previous Policy Year will be subject to that percentage of the total Surrender Charges that is equal to the percentage of Cash Surrender Value withdrawn minus 10%.

For example, assume a Policy which now has, and at the end of the previous Policy Year had, an Accumulation Value of $11,100 and a Surrender Charge of $1,100. The Cash Surrender Value of the Policy is therefore $10,000. If you decide to withdraw 25% of such Cash Surrender Value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total Surrender Charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew and the applicable administrative fee.

Transfer and Administrative Fees

A transfer fee (currently $3 and guaranteed not to exceed $15) will be imposed on transfers of values from one portfolio to another or to the General Account or from the General Account to a variable portfolio. Currently, the Company is not assessing this charge on the first 4 transfers made in any Policy Year. Other restrictions may apply to transfers. Please see “Transfers” and “Excessive Trading and Market Timing” for information on other potential restrictions. For partial surrenders, an administrative fee will be charged equal to the lesser of $25 or 2% of the amount surrendered.

Illustration Charge and Charge for Annual Report of Account Status

A fee, not to exceed $100, may be charged for any illustration of benefits and values that you may request after the Issue Date. Currently, standard, automated illustrations are provided at no charge at the time of purchase and after issue. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations cases in lapse pending and cancellations.

Each year we will send you an annual report which shows the current Accumulation Value, the Cash Surrender Value, the Stated Amount, any Policy Indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. A fee not to exceed $100 may be charged for a special request for an annual report of your account status. A request for an annual report of your account is a special request when it is for a time period other than a Policy Year. We will also send you all reports required by the 1940 Act.

Loan Interest

We charge you interest in advance on loans you take from your policy values. The annual rate is 5.00% of loan account balance for regular loans and 3.846% of loan account balance for preferred loans. Preferred loans are only available through a rider.

Reinstatement Fee

You will be required to pay a reinstatement fee in order to reinstate your policy. The reinstatement fee is comprised of Accrued Monthly Deductions, 2 months of Monthly Deductions calculated based upon your Attained Ages, genders, risk

Form 5741	18

classes, ratings and Stated Amount at the time of reinstatement, 6% interest on any outstanding loan amount from the time the policy lapsed and a Premium Expense Charge. The Premium Expense Charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and the 2 months of Monthly Deductions due at the time of reinstatement. Please see “Premium Expense Charge” for more information about the charge. At the time of reinstatement, the policy will be restored to the same Accumulation Value you had when the policy lapsed. The Policy Date and Stated Amount, as well as your Subaccount allocations, remain the same as when the policy lapsed. Monthly deductions and charges for the Policy after reinstatement will be based upon your Attained Ages, genders, risk classes, ratings and Stated Amount at the time of reinstatement.

The reinstatement fee is calculated by adding (i) plus (ii) plus (iii) plus (iv), where:

(i) is the Accrued Monthly Deductions;

(ii) is 2 months of Monthly Deductions calculated based upon your Attained Age, gender, risk class, rating and Stated Amount at the time of reinstatement;

(iii) is 6% interest on any outstanding loan amount from the time the policy lapsed; and

(iv) is the Premium Expense Charge on the amounts in (i) and (ii).

Other Charges

Subject to certain requirements, one or more optional insurance benefits may be added to your policy, including riders providing preferred loan rider, joint life term rider, single term life rider, waiver of stipulated premium, waiver of stipulated premium at first death, family split option rider, business split option rider, continuation of coverage rider and double coverage rider. More detailed information concerning such riders may be obtained from your registered representative. Optional riders may not be approved in all states and may be no longer offered by the Company at anytime, without prior notice. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. Charges for riders are set forth in the Fee Tables.

We may also charge the assets of each portfolio and the General Account to provide for any federal taxes that may become payable by us in respect of such assets. Under current federal law, no such federal taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are investment advisory fees and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio’s average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds’ prospectuses.

GENERAL DESCRIPTION OF THE POLICY

Ownership Rights

The Policy belongs to the persons named in the application, unless later changed. The Policyholders are the Insureds unless the application specifies different people as the Insureds or the Policyholders are changed thereafter. While the Insureds are living, the Policyholders may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable Beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyholders are as follows:

• to appoint or change beneficiaries;

• to receive amounts payable before the death of the Insureds;

• to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

• to change the Policyholder of the Policy; and

• to change the face amount of the Policy.

No change of a Policyholder or a Beneficiary will take effect unless we receive written request thereof and the new Policyholder or Beneficiary must have an insurable interest in the life of the Insureds at the time of the requested change of a Policyholder or Beneficiary. This requirement may not apply in some states. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are

Form 5741	19

not responsible for the validity of an assignment. The Policyholder’s rights and the rights of the Beneficiary may be affected by an assignment. We will not allow an assignment that, in our sole opinion, could result in the transfer of any rights or benefits payable under the policy to a person, entity or a trust that does not have an insurable interest in the life of the Insureds at the time of the requested assignment.

Allocation of Premiums

In the Policy application, you may direct the allocation of your net premium payments among up to 18 investment options, including the Subaccounts of VAR and the General Account. Your initial allocation will take effect on the first Process day following the Issue Date or, if later, when we receive your Initial Premium payment. Pending such allocation, Net Premiums will be held in the Money Market Portfolio. If you fail to indicate an allocation in your Policy application, we will leave your Net Premiums in the Money Market Portfolio until we receive allocation instructions. You will receive a Policy Amendment with your Policy stating that the premium payment was allocated to the Money Market Portfolio. The amount allocated to any Subaccount or the General Account must equal a whole percentage. You may change the allocation of your future Net Premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the Subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

Transfers

You may transfer the Accumulation Value of your Policy among the Subaccounts of VAR and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire Accumulation Value of the Subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a transfer fee of $3 for each transfer, but we are presently waiving that charge for the first 4 transfers during a Policy Year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the General Account to the Subaccounts are subject to additional restrictions. No more than 25% of the Accumulation Value in the General Account as of the end of the previous Policy Year, or $1,000, if greater, may be transferred to one or more of the Subaccounts in any Policy Year.

To the extent that transfers, surrenders and loans from a Subaccount exceed net purchase payments and transfers into that Subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio’s securities on short notice could be detrimental to that portfolio and to Policyholders with values allocated to the corresponding Subaccount. To protect the interests of all Policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day’s total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfers will not be made. In determining which transfers will be made, scheduled transfers will be made first, followed by mailed written requests in the order received and, lastly, telephone and facsimile transfers in the order received. This policy will be applied uniformly without exception. If your transfers are not executed, we will notify you first by telephone, then by mail if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not honored. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not honored because of these limitations.

We will process a transfer at the end of the Valuation Period on which we receive your request in Good Order. For example, if we receive your request in Good Order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the amount of Accumulation Value you have available to transfer will be based on that day’s price. Please see “Accumulation Unit Values” and “Determination of Variable Accumulation Values” for more information regarding the calculation of your Accumulation Value.

If you request to rebalance your subaccount allocations by changing the percentage of funds allocated to different subaccounts, we will only be able to comply with your request by using a two business day transfer process. The contract does not provide for this type of request to be processed within one business day.

Electronic Access

If you give us authorization, your Policy and unit values and interest rates can be checked by telephoning us at 1-800-366-6654, #1 or by accessing our web site at any time at www.ohionational.com. You may also make transfers and change allocations on our web site. You may only make one electronic, facsimile or telephone (collectively, “electronic”) transfer request per day.

We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send

Form 5741	20

the Policyholder a written confirmation of all electronic transfers. However, if we cannot complete a transfer as requested, our customer service representative will contact the Policyholder in writing sent within 48 hours of the electronic request. You may think that you have limited this access to yourself, or to yourself and your representative. However, anyone giving us the necessary identifying information can use electronic access once you authorize it.

We reserve the right to limit or restrict electronic access in any form at any time as to any Policyholder.

Please note that telephone and/or other means of electronic communication may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, your registered representative’s or ours can experience inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent our Receipt and processing of your requests. Although we have taken precautions and have emergency contingency plans to limit these problems, we cannot promise complete reliability under all circumstances. If you experience such problems, you should make your transfer request by writing to our Home Office.

Reports and Confirmations

We will send you an Annual Report at least once each year showing the number of units credited to the Policy by Fund and the value of each unit as of the end of the last report. This Annual Report will be provided to you free of charge. Additionally, we will send you a written confirmation for certain financial transactions, including premium payments and transfers, loans, loan repayments, withdrawals and surrenders.

Please review your reports and confirmations to verify their accuracy. You must report any error or inaccuracy to us within 30 days. Otherwise, we are not responsible for losses due to the error or inaccuracy.

Excessive Trading and Market Timing

We discourage excessive trading and market timing through your Policy and have policies and procedures in place with respect to such activities. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The Policy and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been rejected. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the rejected transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the Policyholder is determined to have traded excessively, we will notify the Policyholder in writing that his or her Policy will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or otherwise made public.

Upon the second instance of excessive trading, the Policyholder will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, transfers of Policy values will only be permitted into the money market portfolio and all transfer privileges will be suspended. The Policyholder will be informed in writing of the denial of future transfer privileges. If a Policyholder decides to surrender the Policy following suspension of transfer privileges, the Policyholder will incur the resulting Surrender Charge.

We may, in our sole discretion, take any Policy off of the list of monitored policies, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all Policyholders uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a Policy on the list of monitored policies despite the fact the Policyholder has not exceeded the established transfer limits. You may be deemed to have traded excessively, even if you have not exceeded the number of free transfers permitted by your Policy.

Some of the factors we may consider when determining whether or not to place a Policy on the list of monitored policies may include, but not be limited to:

• The number of transfers made in a defined period;

• The dollar amount of the transfer;

Form 5741	21

• The total assets of the portfolios involved in the transfer;

• The investment objectives of the particular portfolios involved in your transfers; and/or

• Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Policyholders who have not engaged in market timing or excessive trading may also be prevented from transferring Policy values if we, or the portfolios, believe that an intermediary associated with the Policyholder’s account has otherwise been involved in market timing or excessive trading on behalf of other Policyholders. Likewise, Policyholders who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

We may alter or amend this Policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Policyholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such Policyholders or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those Policyholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of Policyholders and the amounts and dates of any purchase, redemption, transfer or exchange requests by Policyholders. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a Policyholder upon instruction from the Funds.

Conversion

Once during the first two years following the Issue Date and the date of any increase in Stated Amount, you may convert your Policy or increase, as applicable, to a fixed benefit last survivor flexible premium policy by transferring all of your Accumulation Value to the General Account. After such a transfer, minimum values and Death Benefits under your Policy will be determinable and guaranteed. Accumulation Values will be determined as of the date we receive a conversion request at our Home Office. There will be no change in Stated Amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your Policy. Transfers of Accumulation Value to the General Account in connection with such a conversion will be made without charge. You may continue to benefit from riders you have selected in this policy upon converting your policy to a fixed benefit last survivor flexible premium policy. Please speak with your registered representative for additional information.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

• to make the Policy or VAR comply with any law or regulation issued by a governmental agency to which we are subject;

• to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

• to reflect a change in the operation of VAR; or

• to provide additional Subaccount and/or Guaranteed Account options.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

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Free Look Period

You have the right to examine and cancel your Policy by returning the Policy to us (or to the registered representative who sold it) on or before 20 days after you receive the Policy. There may be longer or shorter periods depending upon applicable state law. See the “Free Look” provision of your Policy. If you decide to cancel the Policy during the Free Look period, we will treat the Policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned Policy at our Home Office. Initial Premium payments are held in the Money Market Portfolio until the first Process Day following the Issue Date. Your Initial Premiums, therefore, will not share in the investment experience of your initial allocations until the first Process Day. Your state’s laws will determine if we return Accumulation Values or the full refund of Premiums if you choose to cancel the policy during the free look period.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

• your entire payment; or

• the Accumulation Value plus deductions under the Policy for taxes, charges or fees. (Surrender Charges will not be assessed.)

If you live in a state that requires us to return Accumulation Value, we will refund:

• your Accumulation Value as of the date we receive the returned Policy, plus

• any deductions under the Policy for taxes, charges or fees. (Surrender Charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

Free Look for Increases in Face Amount

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. This period may be longer based upon applicable state law. Premium that you submit to us for the approved increase will be invested in your specified Subaccount allocations upon Receipt. If you cancel the increase, you will receive a credit to your Accumulation Value of the charges deducted for the increase. You may elect to have the premium that you submitted to us for the increase either be returned to you or applied to your policy if you decide to cancel the increase.

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

State Variations

Any state variations in the Policy are described in a special Policy form for use in that state. This prospectus provides a general description of the Policy. If you would like to receive a copy of your Policy and any of its endorsements and riders, please contact our Home Office.

Withholding Payment after Premium Payment

We may withhold payment of any increased Accumulation Value or Loan Value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Other Policies

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated company, The Ohio National Life Insurance Company. For more information about these policies or contracts, please contact us or your registered representative.

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PREMIUMS

Purchasing a Policy

To purchase a Policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. (“ONEQ”). This Policy is not available to legal residents of the state of New York.

The minimum initial amount of insurance coverage (or face amount) is $100,000. The Policy will generally not be issued when both of the insureds are over 80. We may issue the policy when one insured is over 80, but not over 85. The policy will not be issued on the 29th, 30th or 31st of any month.

An Initial Premium is required to purchase a Policy. The Initial Premium is allocated to the Money Market Portfolio until the first Process Day following the Issue Date, at which time your initial allocation will take effect. In addition, you must pay a Minimum Premium to keep the Death Benefit Guarantee in effect during the Death Benefit Guarantee Period. The Death Benefit Guarantee is discussed in more detail later in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly Minimum Premium indicated on the Policy specification page multiplied by the number of Policy Months the Policy has been in effect. If you fail to meet this requirement, the Death Benefit Guarantee is no longer in effect and may generally not be reinstated. For purposes of determining whether you have met the cumulative total premium requirement, we will consider your cumulative total premium payments to be an amount equal to the payments you have actually made minus any policy loans and partial surrenders. The monthly Minimum Premium indicated on the specification page of your Policy will remain a level amount until you reach the end of the Death Benefit Guarantee Period shown on the specification page. The monthly Minimum Premium will increase with any increase in the Stated Amount and decrease with any decrease in Stated Amount. The monthly Minimum Premium may also be changed upon any other type of Policy change. You choose the Death Benefit Guarantee period from among the available periods. Currently there are two different periods available: 5 years; or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the Policy, without an increase in Death Benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

To aid you in formulating your insurance plan under the Policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your Minimum Premium and less than your Guideline Annual Premium, if applicable. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the Policy will not lapse, unless the Death Benefit Guarantee is in effect.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy, while leaving sufficient Cash Surrender Value in the Policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the Policy from lapsing. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax adviser about the tax risks inherent in such a strategy before purchasing the Policy.

Lapse

Provided you pay the Minimum Premiums required to maintain the Death Benefit Guarantee, your Policy will not lapse during the Death Benefit Guarantee Period. If you fail to pay the Minimum Premiums, the Death Benefit Guarantee expires. Without the Death Benefit Guarantee, the Policy will remain in force only as long as the Cash Surrender Value, less any outstanding Policy Indebtedness, is sufficient to pay the next Monthly Deduction. When the Cash Surrender Value will not pay the next Monthly Deduction, you will have a 61 day grace period in which to increase your Cash Surrender Value by paying additional premiums. The grace period begins on the Process Day upon which the policy goes into lapse pending status. We will notify you in writing that your Policy has entered the 61 day grace period. In some states, we will also notify a second addressee listed on the policy. If you do not pay sufficient additional premiums during the grace period, the Policy will lapse and terminate without value.

Reinstatement

Once a Policy has lapsed, you may request reinstatement of the Policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement fee are required for reinstatement. While we may reinstate your Policy, we generally will not reinstate the Death Benefit Guarantee. Your cost of insurance will generally be higher for a reinstated Policy.

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Replacing Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only if you determine that this Policy is better for you. You may have to pay a Surrender Charge on your existing insurance, and this Policy will impose a new Surrender Charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. The issuance of the Policy may be delayed where you are replacing existing insurance if (i) we have not received the required replacement forms; or (ii) we have not received the Proceeds from your existing insurance and we have not otherwise received sufficient premium directly from you to put the Policy in force.

Applying For A Policy

After receiving a completed application from a prospective Policyholder, we will begin the underwriting process to decide the insurability of the proposed Insureds. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective Policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be for up to a maximum of $1,000,000, depending on the Age and underwriting class of the proposed Insured and whether the proposed Insured has other coverage with us. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. We will return only the premium paid if death occurs during this coverage under certain circumstances as described in the Limited Temporary Life Insurance Agreement.

If you have made premium payments before we issue the Policy, but no temporary insurance is in effect because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return premium payments to the payor of the premium payments without interest.

When Insurance Coverage Takes Effect

We will issue the Policy only if the underwriting process has been completed, the application has been approved, and the proposed Insureds are alive and in the same condition of health as described in the application. The Issue Date will be the same as the Policy Date except for backdated policies, for which the Policy Date will be prior to the Issue Date, and except for cash on delivery policies, for which the Policy Date will be after the Issue Date. (At your request and in limited circumstances, we will backdate a policy as much as six months.) The Policy Date is the date we use to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to deduct monthly charges from your Accumulation Value on the Policy Date. Full insurance coverage under the Policy will take effect when the Policy has been issued, the minimum Initial Premium has been paid and the Policyholder has executed a delivery receipt.

Limitation on Right to Contest

We will not contest the insurance coverage provided under the policy, except for any subsequent increase in Stated Amount, after the policy has been in force during your lifetime for a period of two years from the Policy Date or Issue Date depending upon the state law in which you reside. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the Stated Amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase. The basis for contestability will vary by state. A new contestable period of two years begins at reinstatement. A new two year contestable period for the event of suicide begins as well although some states limit the new contestable period to one year.

Accumulation Unit Values

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate Net Premiums to a Subaccount, we credit your Policy with accumulation units. Premiums are credited to the contract’s cash value on the basis of the Subaccount valuation next determined after Receipt of a premium. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and Monthly Deductions, affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Subaccount. We determine the unit value of each Subaccount on each valuation date. The number of units so credited or debited will be based on the

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unit value on the Valuation Date on which the premium payment or transaction request is received by us at our Home Office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each Subaccount’s units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each Subaccount’s unit initially was $10. The unit value of a Subaccount on any Valuation Date is calculated by multiplying the Subaccount unit value on the previous Valuation Date by its Net Investment Factor for the current Valuation Period.

Determination of Variable Accumulation Values

Your Accumulation Value in VAR may increase or decrease depending on the investment performance of the Subaccounts you choose. There is no guaranteed minimum Accumulation Value in VAR.

The Accumulation Value of your Policy will be calculated initially on the later of the Issue Date or when we first receive a premium payment. After that, it is calculated on each Valuation Date. Valuation Dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your Accumulation Value will equal the initial premium paid minus the Premium Expense Charge and the first Monthly Deduction. On each subsequent Valuation Date, your Accumulation Value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current Valuation Period, where:

(1) is the sum of each Subaccount’s Accumulation Value as of the previous Valuation Date multiplied by each Subaccount’s Net Investment Factor for the current Valuation Period;

(2) is Net Premiums allocated to VAR;

(3) is transfers from the Loan Collateral Account as a result of loan repayments and reallocations of Accumulation Value from the General Account;

(4) is interest on Policy Indebtedness credited to the variable Subaccounts;

(5) is transfers to the Loan Collateral Account in connection with policy loans and reallocations of Accumulation Value to the General Account;

(6) is any partial surrender made (and any Surrender Charge imposed); and

(7) is the Monthly Deduction.

Net Investment Factor

We use a Net Investment Factor to measure investment performance of each Subaccount and to determine changes in unit value from one Valuation Period to the next. The Net Investment Factor for a Valuation Period is (a/b)–c where:

(a) is (i) the value of the assets of the Subaccount at the end of the preceding Valuation Period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the Subaccount during the Valuation Period for which the Net Investment Factor is being determined, minus, (iii) any amount charged against the Subaccount for taxes or any amount set aside during the Valuation Period by us to provide for taxes we determine are attributable to the operation or maintenance of that Subaccount (currently there are no such taxes);

(b) is the value of the assets of the Subaccount at the end of the preceding Valuation period; and

(c) is a charge no greater than 0.75% on an annual basis for mortality and expense risks.

DEATH BENEFITS AND POLICY VALUES

As long as the Policy remains in force we will, upon Receipt of due proof of the Insured’s death, pay the Policy Proceeds to the Beneficiary. The policy pays no benefit upon the death of the first insured. The amount of the Death Benefit payable will be determined as of the date of death, or on the next following Valuation Date if the date of death is not a Valuation Date.

Unless a Settlement Option is elected, the Proceeds will be paid according to your Beneficiary’s selection from the settlement options listed in the Policy. We offer both beneficiaries and Policyholders a wide variety of Settlement options listed in the Policy. If no selection is made, the Proceeds will be paid in a lump sum.

Settlement Options

In addition to a lump sum payment of benefits under the Policy, any Proceeds may be paid in any of the five methods described in your Policy. The five Settlement Options are (i) Proceeds at interest, (ii) Payment for a period of time, (iii) Life

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Income (Under this option, the policy has no more value after the death of the Beneficiary.), (iv) Payment of Certain Amount, or (v) Joint and Survivor life income. For more details, contact your registered representative. A settlement option may be designated by notifying us in writing at our Home Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the Insured, the Policyholder may select a settlement option. If a settlement option has not been chosen at the Insured’s death, the Beneficiary may choose one. If a Beneficiary is changed, the settlement option selection will no longer be in effect unless the Policyholder requests that it continue. A settlement option may be elected only if the amount of the Proceeds is $5,000 or more. In some states, the Beneficiary may select a settlement option other than a lump sum distribution even if the amount of the Proceeds are less than $5,000. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The Policy provides for two Death Benefit options: a level option (“Option A”) and a variable option (“Option B”). Generally, you designate the Death Benefit option in your Policy application. Subject to certain restrictions, you may change the Death Benefit option from time to time. As long as the Policy remains in force, the Death Benefit under either option will never be less than the Stated Amount of the Policy.

Option A — Level Benefit

The Death Benefit is the greater of:

• the Policy’s Stated Amount on the date of death of the second insured, or

• the death benefit determined by the Corridor Percentage Test.

The death benefit determined by the Corridor Percentage Test equals the Accumulation Value of the Policy on the date of death plus such Accumulation Value multiplied by the corridor percentage. The corridor percentage varies with Attained Age of the younger insured, as indicated in the following table:

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 & below	150%	52	71%	64	22%	91	4%
41	143	53	64	65	20	92	3%
42	136	54	57	66	19	93	2%
43	129	55	50	67	18	94	1%
44	122	56	46	68	17	95 & above	0%
45	115	57	42	69	16
46	109	58	38	70	15
47	103	59	34	71	13
48	97	60	30	72	11
49	91	61	28	73	9
50	85	62	26	74	7
51	78	63	24	75-90	5

Illustration of Option A.  The purpose of this illustration is to provide an example of how the Corridor Percentage Test affects the death benefit. Assume that the younger Insured’s Attained Age at time of the second insured's death is 40 and the Stated Amount of the Policy is $100,000.

Under these circumstances, any time the Accumulation Value of the Policy is less than $40,000.00, the Death Benefit will be the Stated Amount. However, any time the Accumulation Value exceeds $40,000.00, the Death Benefit will be greater than the Policy’s $100,000.00 Stated Amount due to the Corridor Percentage Test. This is because the Death Benefit for an Insured who dies at age 40 must be at least equal to the Accumulation Value plus 150% of the Accumulation Value. Consequently, each additional dollar added to Accumulation Value above $40,000.00 will increase the Death Benefit by $2.50. Similarly, to the extent Accumulation Value exceeds $40,000.00, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $48,000.00 to $40,000.00, the Death Benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the Accumulation Value below the $40,000.00 level will not affect the Death Benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the Death Benefit.

In the foregoing example, the breakpoint of $40,000.00 of Accumulation Value for using the Corridor Percentage Test to calculate the Death Benefit was determined by dividing the $100,000.00 Stated Amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your Policy, you may make the corresponding determination by dividing your Stated Amount by 100% plus the corridor percentage for your Attained Age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the Corridor Percentage Test. If your

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Accumulation Value is greater than such dollar figure, your Death Benefit will be determined by the Corridor Percentage Test. If it is less, your Death Benefit will be your Stated Amount.

Option B — Variable Benefit

The Death Benefit is equal to the greater of:

• the Stated Amount plus the Accumulation Value on the date of death of the second insured, or

• the death benefit determined by the Corridor Percentage Test as described above.

Illustration of Option B.  Again assume that the second Insured’s Attained Age at the time of death is 40 and that the Stated Amount of the policy is $100,000.00.

Under these circumstances, a Policy with Accumulation Value of $20,000.00 will have a Death Benefit of $120,000.00 ($100,000.00 + $20,000.00). An Accumulation Value of $60,000.00 will yield a Death Benefit of $160,000.00 ($100,000.00 + $60,000.00). The Death Benefit under this illustration, however, must be at least equal to the Accumulation Value plus 150% of the Policy’s Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $66,667.00, the Death Benefit will be greater than the Stated Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,667.00 will increase the Death Benefit by $2.50. Under this illustration, a policy with an Accumulation Value of $80,000.00 will provide a Death Benefit of $200,000.00 ($80,000.00 + (150% x $80,000.00)).

Similarly, to the extent that Accumulation Value exceeds $66,667.00, each dollar taken out of Accumulation Value reduces the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000.00 to $68,000.00, the Death Benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of Accumulation Value for using the Corridor Percentage Test to calculate the Death Benefit was determined by dividing the $100,000.00 Stated Amount by 150% (the corridor percentage at age 40, as shown in the table above). For your Policy, you may make the corresponding determination by dividing your Stated Amount by the corridor percentage for your Attained Age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the Corridor Percentage Test. If your Accumulation Value is greater than such dollar figure, your Death Benefit will be determined by the Corridor Percentage Test. If it is less, your Death Benefit will be your Stated Amount plus your Accumulation Value.

Change in Death Benefit Option

Generally, after the second Policy Year, you may change your Death Benefit option on any Process Day by sending us a written request. We may, in our discretion, refuse to accept a change in Death Benefit option that will disqualify the policy as a life insurance contract under the Code. Changing Death Benefit options from Option B to Option A will not require evidence of insurability. Changing Death Benefit options from Option A to Option B may require evidence of insurability. The effective date of any such change will be the Process Day on or following the date of Receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher Accumulation Value, you should elect the Option A Death Benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Option B Death Benefit.

If you change your Death Benefit option from Option A to Option B, your new Stated Amount will decrease by the amount of your Accumulation Value at the time of the change. This change may not be permitted if the new Stated Amount is less than issue amount limits.

If you change your Death Benefit option from Option B to Option A, your new Stated Amount will increase by the amount of your Accumulation Value to equal the Death Benefit which would have been payable under Option B on the effective date of the change. For example, an Option B policy with a $100,000.00 Stated Amount and $20,000.00 Accumulation Value ($120,000.00 Death Benefit) would be converted to an Option A policy with $120,000.00 Stated Amount. Again, the Death Benefit would remain the same on the effective date of the change. A change in the Death Benefit option will not alter the amount of the Accumulation Value or the Death Benefit payable under the Policy on the effective date of the change. However, switching between the variable and the level options will alter your insurance program with consequent effects on the level of your future Death Benefits, Accumulation Values and premiums. For a given Stated Amount, the Death Benefit will be greater under Option B than under Option A, but the Monthly Deduction will be greater under Option B than under Option A. Furthermore, assuming your Accumulation Value continues to increase, your future cost of insurance charges will be higher after a change from Option A to Option B and lower after a change from Option B to Option A. If your Accumulation Value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your Death Benefit under Option A. Under Option B, however, increased cost of insurance charges will reduce the future Accumulation Value and Death Benefit to less than they otherwise would be.

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Death Benefit Guarantee

We guarantee that the Policy will not lapse during the Death Benefit Guarantee Period provided you pay the Minimum Premium. The amount of any policy loans and partial surrenders will count against the cumulative total premium payments you have made. As long as the Death Benefit Guarantee is in effect, the Policy will not lapse even if, because of adverse investment performance, the Cash Surrender Value falls below the amount needed to pay the next Monthly Deduction. A charge per $1,000 of stated amount will be made for each month the Death Benefit Guarantee is in effect. The charge is $0.00 if you choose a 5 year guarantee or $0.03 if you choose the guarantee to maturity. (Only the 5 year guarantee is available in Massachusetts and Texas.)

If on any Process Day the Minimum Premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the Death Benefit Guarantee will no longer be in effect. Generally, the Death Benefit Guarantee may not be reinstated once it has been lost.

We may, at our sole discretion, decide to extend the Death Benefit Guarantee period if you choose the five year guarantee. We will notify you if we extend the period and allow you the opportunity to opt out.

Changes in Stated Amount

Subject to certain limitations, you may at any time after the first Policy Year increase your Policy’s Stated Amount or decrease your Stated Amount by sending us a written request. We may limit you to two such changes per Policy Year. Any change must be for at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in Stated Amount will affect those charges assessed on a per $1000 of Stated Amount disclosed in the fee tables and Surrender Charges.

Increases.  An increase is treated similarly to the purchase of a new Policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. An increase to the policy may result in a different cost of insurance charge for the increase depending upon insurability at the time of the increase. Depending on your Accumulation Value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase. The Minimum Premium required to maintain the Death Benefit Guarantee will be increased upon an increase in Stated Amount.

After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the guideline annual premium for the increase is to the guideline annual premium for your initial Stated Amount plus the guideline annual premiums for all increases.

Only the increase in Stated Amount will be subject to the additional Surrender Charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your Policy.

Decreases.  You may decrease your Stated Amount after the first Policy Year from the issue date or the date of any increase, subject to the following limitations:

•  The Stated Amount after any requested decrease may not be less than the minimum Stated Amount of $100,000.

• We will not permit a decrease in Stated Amount if the policy’s cash value is such that reducing the stated amount would cause the policy to cease to be life insurance as determined by the Corridor Percentage Test.

• We will not permit a decrease in Stated Amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your Stated Amount, we will deduct any applicable Surrender Charge from your Accumulation Value. For purposes of calculating the amount of that Surrender Charge and the cost of insurance charge on your remaining coverage, a decrease in Stated Amount will reduce your existing Stated Amount in the following order:

• the Stated Amount provided by your most recent increase,

• your next most recent increases successively, and

• your initial Stated Amount.

The Minimum Premium required to maintain the Death Benefit Guarantee will be reduced upon a decrease in Stated Amount.

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SURRENDERS AND PARTIAL SURRENDERS

As an alternative to obtaining access to your Accumulation Value by using the loan provisions, you may obtain your Cash Surrender Value by exercising your surrender or partial surrender privileges. Partial or full surrenders, however, may involve tax liability.

You may surrender your Policy in full at any time by sending a written request on a form acceptable to us together with the Policy to our Home Office. The Cash Surrender Value of the Policy equals the Accumulation Value less any applicable Surrender Charges. Increases in Stated Amount carry their own Surrender Charge period, therefore, the total Surrender Charge may vary based on the total number of increases during the Policy period. Upon surrender, the amount of any outstanding loans will be deducted from the Cash Surrender Value to determine the Proceeds. The Proceeds will be determined on the Valuation Date on which the request for surrender is received. For example, if we receive your request in Good Order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the Proceeds will be determined using that day’s price. Proceeds will generally be paid within seven days of Receipt of a request for surrender.

After the first year after the Issue Date, you may obtain a portion of your Accumulation Value upon partial surrender of the Policy. Partial surrenders cannot be made more than twice during any Policy Year. The amount of any partial surrender may not exceed the Cash Surrender Value, minus:

• any outstanding Policy Indebtedness,

•  an amount sufficient to cover the next two Monthly Deductions, and

• the Administrative Fee of $25 or 2% of the amount surrendered, if less.

We will reduce the Accumulation Value of your Policy by the amount of any gross partial surrender, which is equal to the amount disbursed plus the Administrative Fee plus any applicable Surrender Charge. If the Stated Amount has been increased, the amount of the partial surrender and any charges and fees arising out of such partial surrender will be applied to the Accumulation Value associated with each increase in the reverse order in which the increases were made. We will also treat your cumulative total premium payments as having been reduced by the amount of any partial surrender, which could cause the Death Benefit Guarantee to lapse.

Under Option A, a partial surrender reduces your Stated Amount. Such a surrender will result in a dollar for dollar reduction in the death Proceeds except when the death Proceeds of your Policy are determined by the Corridor Percentage Test. The Stated Amount remaining after a partial surrender may be no less than the minimum Stated Amount of $100,000. If increases in the Stated Amount have occurred previously, a partial surrender will first reduce the Stated Amount of the most recent increase, then the next most recent increases successively, then the initial Stated Amount.

Under Option B, a partial surrender reduces your Accumulation Value. Such a reduction will result in a dollar for dollar reduction in the death Proceeds except when the death Proceeds are determined by the Corridor Percentage Test. Because the Option B Death Benefit is the sum of the Accumulation Value and Stated Amount, a partial surrender under Option B does not reduce your Stated Amount but instead reduces Accumulation Value.

If the Proceeds payable under either Death Benefit option both before and after the partial surrender are determined by the Corridor Percentage Test, a partial surrender generally will result in a reduction in Proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage.

During the first 25 Policy Years and for 25 years after the effective date of an increase, a Surrender Charge will be charged on the amount of partial surrenders in any Policy Year that exceeds 10% of the Cash Surrender Value as of the end of the previous Policy Year, in addition to the administrative fee of the lesser of $25 or 2% of the amount surrendered.

Loans

After the first Policy Year, you may borrow up to the Loan Value of your Policy by sending a written request on a form acceptable to us to our Home Office. The Loan Value is the Cash Surrender Value less the monthly charges, including the cost of insurance charges, on your Policy to the end of the current Policy Year. The Loan Value will never be less than 90% of the Cash Surrender Value. The amount available at any time for a policy loan is the Loan Value less the amount of any outstanding loan. We will generally distribute the loan Proceeds to you within seven days from Receipt of your request for the loan at our Home Office, although payment of the Proceeds may be postponed under certain circumstances. (See “Postponement of Payments” section below.) In some circumstances, loans may involve tax liability. (See “Taxes”.)

When a loan is made, Accumulation Value in an amount equal to the loan will be taken from the General Account and each Subaccount in proportion to your Accumulation Value in the General Account and each Subaccount. This value is then held

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in the Loan Collateral Account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the Subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest in advance on loans you take from your Policy values. The annual rate we deduct from your loan Proceeds is 5.00%. Due to the compounding of interest paid at the beginning of the year this amount is equivalent to an annual rate of 5.26% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the Policy Year. At the beginning of each subsequent Policy Year, if you fail to pay the interest in cash, we will transfer sufficient Accumulation Value from the General Account and each Subaccount to pay the interest for the following Policy Year. The allocation will be in proportion to your Accumulation Value in each Subaccount.

You may repay a loan at any time, in whole or in part, before we pay the Policy Proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any loan interest due and planned premium will be applied to reduce or repay such loan. When a loan repayment is made the Loan Collateral Account will be reduced by the amount of the repayment. The value of the repayment will be allocated first to the General Account until the amount in the General Account is equal to the amount which was in the General Account immediately prior to the loan. Thereafter, the additional portion of the repayment, if any, will be allocated to the General Account and each Subaccount using the same percentages used to allocate Net Premiums unless you give notice otherwise.

Any outstanding Policy Indebtedness will be subtracted from the Proceeds payable at the Insured’s death and from Cash Surrender Value upon full surrender or maturity. We will also treat your cumulative total premium payments as having been reduced by an amount equal to the loan, which could cause the Death Benefit Guarantee to lapse. A loan, whether or not repaid, will have a permanent effect on a Policy’s Cash Surrender Value (and the Death Benefit under Option B policies) because the investment results of the Subaccounts will apply only to the amount remaining in the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Policy values will be higher than they would have been had no loan been made.

Certain Policy loans may result in currently taxable income and tax penalties. If you are considering the use of Policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the Policy from lapsing. The amount of the premium payments necessary to keep the Policy from lapsing will increase with your Age.

Postponement of Payments

Payment of any amount upon a full or partial surrender, a Policy loan, or benefits payable at death or maturity may be postponed whenever:

• the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

• the Commission by order permits postponement for the protection of Policyholders; or

• an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR’s net assets.

We may also withhold payment of any increased Accumulation Value or Loan Value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

LAPSE AND REINSTATEMENT

Provided you pay the Minimum Premium and thereby keep the Death Benefit Guarantee in effect, your Policy will not lapse during the Death Benefit Guarantee period. If you fail to pay the Minimum Premium and, as a result, the Death Benefit Guarantee is not in effect, the Policy will remain in force as long as the Cash Surrender Value less any Policy Indebtedness is sufficient to pay the next Monthly Deduction. If the Cash Surrender Value less any Policy Indebtedness is insufficient to pay the next Monthly Deduction, you will be given a 61 day grace period within which to make a premium payment to avoid Policy lapse. The 61 day grace period begins on the due date of the monthly charges. The premium required to avoid lapse will be equal to the amount needed to allow the Cash Surrender Value less any Policy Indebtedness to cover the Monthly Deduction for two Policy Months. The grace period begins when we mail the notice. In some states, we will also send the notice to a second addressee listed on the policy. The Policy will continue in force throughout the grace period, but if the required premium is not received in our Home Office by 4:00 p.m. Eastern Time on the last day of the grace period, the

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Policy will terminate without value at the end of the grace period. If the last day of the grace period is a Saturday, Sunday or a federal holiday, the required premium must be received in our Home Office by 4:00 p.m. Eastern Time the prior business day. Absent receipt of the full amount of the premium payment necessary at the time you make the payment (which may be more or less than the Amount Due on your notice depending on the investment performance of your Subaccounts), your contract may still be subject to lapse. If you die during the grace period, the Death Benefit will be reduced by the amount of any unpaid Monthly Deduction. However, the Policy will never lapse due to insufficient Cash Surrender Value as long as the Death Benefit Guarantee is in effect.

Reinstatement

If the Policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability as described in your contract and pay the reinstatement fee. The reinstatement fee is comprised of Accrued Monthly Deductions, two (2) months of Monthly Deductions calculated based upon your ages, genders, risk classes, ratings and Stated Amount at the time of reinstatement, 6% interest on any outstanding loan amount from the time the policy lapsed and a Premium Expense Charge. The Premium Expense Charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and the two (2) months of Monthly Deductions due at the time of reinstatement. Please see “Premium Expense Charges” section for more information about the charge.

At the time of reinstatement, the Policy will be restored to the same Accumulation Value you had when the Policy lapsed. The Policy Date and Stated Amount, as well as your Subaccount allocations, remain the same as when the Policy lapsed. Monthly Deductions and charges for the Policy after reinstatement will be based upon your ages, genders, risk classes, ratings and Stated Amount at the time of reinstatement.

Please see “Reinstatement Fee” section for examples of the reinstatement fee calculation.

TAXES

The following description is a brief summary of some of the Code provisions which, in our opinion, may currently affect the Policy. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

Policy Proceeds

The Policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code the Policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the Proceeds of the Policy payable to the Beneficiary on the death of the Insured will generally be excluded from the Beneficiary’s income for purposes of federal income tax. As long as the Policy remains in effect, any increases in the value of the Policy will not be taxable.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a “Modified Endowment Contract” in the Code), any distribution, including surrenders, partial surrenders, maturity Proceeds, and loans secured by the policy, during the Insured’s lifetime (but not payments received as an annuity or as a Death Benefit) would be included in the Policyholder’s gross income to the extent that the policy’s Cash Surrender Value exceeds the owner’s investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

• after the taxpayer’s attaining age 59½,

• as a result of his or her disability, or

• in one of several prescribed forms of annuity payments.

Loans received under the Policy (unless the Policy is a Modified Endowment Contract (“MEC”)) will be construed as indebtedness of the Policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the Policy is expected to constitute income to the Policyholder. Interest payable with respect to such loans is not tax deductible. If the Policy is surrendered or lapsed, any Policy loan then in effect is treated as taxable income to the extent that the Policy’s Accumulation Value (including the loan amount) then exceeds your “basis” in the Policy. (Your “basis”

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equals the total amount of premiums that were paid into the Policy less any withdrawals from the Policy plus any amounts reported to you as taxable income due to loans secured by the Policy.) Federal estate and local estate, inheritance and other tax consequences of Policy ownership or Receipt of Policy Proceeds depend upon the circumstances of each Policyholder and Beneficiary.

Avoiding DEFRA Violations

The Deficit Reduction Act of 1984 (“DEFRA”) outlines how much premium can be paid into a life insurance policy relative to the death benefit in the policy. In order to ensure that premium payments made to your policy do not exceed DEFRA guidelines, which would cause your policy to no longer be considered as life insurance for tax purposes, we will only apply the portion of your premium payment that does not exceed the DEFRA guidelines. The remaining portion of your premium payment that we are not able to apply given DEFRA guidelines will be returned to you within five (5) business days. Please contact your tax advisor with any further questions regarding DEFRA.

Avoiding Modified Endowment Contracts

If you have previously authorized us to do so, we will hold your premium payment for up to ten (10) business days, if applying the premium payment before the due date would cause the Policy to be treated as a MEC for federal income tax purposes.

If (i) you have not given us prior authorization to hold your premium payment for up to ten (10) business days, and we determine your premium payment will cause your Policy to become a MEC if we apply your premium payment immediately or (ii) we determine that your premium will cause the Policy to become a MEC even if we wait ten (10) business days to apply the premium, we will attempt to contact you within two (2) business days to determine your intent regarding the premium payment. If you do not want the Policy to be treated as a MEC for tax purposes, we will (i) delay applying the premium for ten (10) business days, where applicable, or (ii) refund the premium payment to the payor of the premium payment within five (5) business days of confirming your intention. If we are unable to confirm your intentions within two (2) business days of Receipt of the premium payment, we will apply the premium payment as of the third Valuation Date, and your Policy will be treated as a MEC for federal income tax purposes.

Correction of Modified Endowment Contracts

If you have made premium payments in excess of the amount that would be permitted without your Policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the Policy became a MEC.

Right to Charge for Company Taxes

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each Subaccount of VAR for its portion of any tax charged to us in respect of that Subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. We may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its Subaccounts could have an adverse effect on the investment performance of the Subaccounts.

LEGAL PROCEEDINGS

There are no legal proceedings to which VAR is a party or to which the assets of any of the Subaccounts of VAR are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAR.

FINANCIAL STATEMENTS

The financial statements of the Registrant, VAR, and the financial statements and schedules of the Depositor, Ohio National Life Assurance Corporation are included in the Statement of Additional Information (“SAI”). A copy of the SAI may be obtained by contacting your registered representative, by contacting us at 1-800-366-6654 or by writing us at One Financial

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Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov.

GLOSSARY

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the Policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value — the sum of the policy’s values in the Subaccounts, the General Account and the Loan Collateral Account.

Accrued Monthly Deduction — monthly deductions accrued and outstanding as of the date the policy lapses.

Age — either Insured’s age at his or her nearest birthday.

Attained Age — either Insured’s age at the end of the most recent policy year.

Beneficiary — the Beneficiary designated by the Policyholder in the application or in the latest notification of change of Beneficiary filed with us. If the Policyholder is the second Insured and if no Beneficiary survives the second Insured, the second Insured’s estate will be the Beneficiary. If the Policyholder is not the second Insured and no Beneficiary survives the second Insured, the Policyholder or the Policyholder’s estate will be the Beneficiary.

Cash Surrender Value — the Accumulation Value minus any applicable Surrender Charges. The Cash Surrender Value is subject to Policy Indebtedness.

Code — the Internal Revenue Code of 1986, as amended and all related regulations.

Commission — the Securities and Exchange Commission.

Corridor Percentage Test — a method of determining the minimum Death Benefit as required by the Code to qualify the policy as a “life insurance contract”. The minimum Death Benefit equals the Accumulation Value plus the Accumulation Value multiplied by a percentage that varies with Age as specified by the Code.

Death Benefit — the amount payable upon the death of the second Insured, before deductions for policy indebtedness and unpaid Monthly Deductions.

Death Benefit Guarantee — our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

First Insured – the first insured who dies.

General Account — our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Good Order — an instruction or request is in Good Order when it is received in our Home Office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form. If we do require it be given in a certain form then the instruction or request submitted must comply with the specified form to be in Good Order.

Guideline Annual Premium — the annual premium that would be payable through the policy Maturity Date for a specified Stated Amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code. All policy changes affect the Guideline Annual Premium, and we may, in our discretion, refuse to accept any policy change that would cause the policy to be disqualified as life insurance under the Code.

Home Office — our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium — an amount you must pay to begin policy coverage. It must be at least equal to one monthly Minimum Premium.

Insured — the person upon whose life the policy is issued.

Issue Date — the date we approve your application and issue your policy. The Issue Date will be the same as the Policy Date except for backdated policies, for which the Policy Date will be prior to the Issue Date, and except for cash on delivery policies, for which the Policy Date will be after the Issue Date.

Loan Collateral Account — an account to which Accumulation Value in an amount equal to a policy loan is transferred pro rata from the Subaccounts of VAR and the General Account.

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Loan Value — the maximum amount that you may borrow under the policy. The Loan Value equals the Cash Surrender Value minus the cost of insurance charges for the balance of the Policy Year. The Loan Value minus Policy Indebtedness equals the amount you may borrow at any given time.

Maturity Date — unless otherwise specified in the policy, the Maturity Date is the end of the Policy Year nearest the youngest Insured’s 100th birthday.

Minimum Premium — the monthly premium set forth on the specification page of your policy or any endorsement sent to you following a policy change necessary to maintain the Death Benefit Guarantee. Although we express the Minimum Premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the Minimum Premiums required for each month that the Death Benefit Guarantee remains active. The cumulative Minimum Premium is reduced by all loans and partial surrenders.

Monthly Deduction — the monthly charge against cash value which includes the cost of insurance, an administration charge, and the cost of any optional insurance benefits added by rider.

Net Investment Factor — the percentage change in value of a Subaccount from one Valuation Period to the next.

Net Premiums — the premiums you pay less the Premium Expense Charge.

Planned Premium — a schedule indicating the Policyholder’s Planned Premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy — the Vari-Vest Survivor flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date — the date as of which policy charges begin. The Policy Date is used to determine Policy Months and years.

Policy Month — each Policy Month starts on the same date in each calendar month as the Policy Date.

Policy Year — each Policy Year starts on the same date in each calendar year as the Policy Date.

Policy Indebtedness — the total of any unpaid policy loans.

Policyholder — the person(s) so designated on the specification page of the policy. The Policyholder may also be called the contractowner.

Premium Expense Charge — an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds — the amount payable on surrender, maturity or death.

Process Day — the first day of each Policy Month. We deduct Monthly Deductions and credit any interest earned on any amounts in the fixed account or on any outstanding loan balance on this day.

Pronouns — “our”, “us” or “we” means Ohio National Life Assurance Corporation. “You”, “your” or “yours” means the Insured. If the Insured is not the Policyholder, “you”, “your” or “yours” means the Policyholder when referring to policy rights, payments and notices.

Receipt — with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a Valuation Date before 4:00 p.m. Eastern Time. If received on a day that is not a Valuation Date or after 4:00 p.m. Eastern Time on a Valuation Date, it is deemed received on the next Valuation Date.

Second Insured – the insured who dies after the first insured.

Settlement Options — methods of paying the Proceeds other than in a lump sum.

Stated Amount — the minimum Death Benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

Stipulated Premium — an amount selected by the policyowner at the time of purchasing the policy that will be waived each period as planned premium if the Insured is totally disabled and exercises the Waiver of Premium for Total Disability rider.

Subaccount — a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds.

Surrender Charge — a charge assessed in connection with policy surrenders, partial surrenders, lapses and decreases in Stated Amount applicable for 25 years from the Policy Date with respect to your initial Stated Amount and from the date of any increase in Stated Amount with respect to such increase. Surrender Charges are based on your Ages, sexes, underwriting classifications and length of time you have held your policy. See the specification pages of your policy or the discussion under “Surrender Charges” for more information.

Valuation Date — each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

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Valuation Period — the period of time from one determination of variable accumulation unit values to their next determination. Such values will be determined as often as we choose to do so, but will occur at least once a week or as often as required by the 1940 Act.

VAR — Ohio National Variable Account R.

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To learn more about ONLAC, this Policy and Ohio National Life, you should read the SAI dated May 1, 2015. You can request a free copy of the SAI, request other information about this Policy or make inquiries about your Policy by contacting your registered representative, by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242.

The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090.

Investment Company Act of 1940 Registration File No. 811-4320
Securities Act of 1933 Registration File No. 333-40636

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Statement of Additional Information

Ohio National Life Assurance Corporation

One Financial Way

Cincinnati, Ohio 45242

Telephone (800) 366-6654

Ohio National Variable Account R

Vari-Vest Survivor

Individual, Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information contains additional information to the Prospectus for the individual, flexible premium variable life insurance policy (the “Policy”) issued by Ohio National Life Assurance Corporation (“the Company”). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.

May 1, 2015

General Information

Ohio National Life Assurance Corporation

We were established on June 26, 1979 under the laws of the State of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 49 states, the District of Columbia and Puerto Rico.

Ohio National Variable Account R (“VAR”)

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law and federal securities law, VAR’s assets are held separate from our assets and exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR’s assets are not chargeable with liabilities arising out of our other business.

We keep VAR’s assets segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR’s subaccounts.

VAR has subaccounts corresponding to each of the Funds listed in the prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount and do not reflect the investment experience of Ohio National Life Assurance Corporation’s other assets.

The Ohio National Life Insurance Company (“Ohio National Life”)

Ohio National Life was organized under the laws of the State of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $41.4 billion and equity in excess of $1.9 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.

Services

Independent Registered Public Accounting Firm

The financial statements of Ohio National Variable Account R as of December 31, 2014 and for each of the periods in the two-year period ended December 31, 2014, and the related financial highlights for each of the periods in the five-year period ended December 31, 2014, and the financial statements and schedules of Ohio National Life Assurance Corporation as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Columbus, OH 43215.

Additional Information About Operation of Policies and Registrant

Additions, Deletions or Substitutions of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAR will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.

Misstatements

If the age or sex of the insured has been misstated in an application, including a reinstatement application, and we become aware of the misstatement after the insured’s death, the amount payable under the policy by reason of the death of the insured will be 1.0024663 multiplied by the sum of (i) and (ii) where:

3

(i) is the accumulation value on the date of death; and

(ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance deducted on the Process Day nearest the insured’s death to (b) the cost of insurance that should have been deducted at the insured’s true age or sex.

If we become aware of the misstatement before the insured’s death, at time of discovery we will adjust the monthly Minimum Premium and charge from that time forward the Cost of Insurance for the insured’s correct age, sex and Stated Amount. We also reserve the right to adjust the Accumulation Value, the monthly Minimum Premium and/or the Stated Amount to account for any under-assessment of Cost of Insurance charges or monthly Minimum Premium in the past because of the misstatement of age and/or sex.

Suicide

The policy does not cover the risk of suicide or self-destruction within two years (one year depending upon state law) from the policy date or two years (one year depending upon state law) from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund the greater of the cash value or premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund the greater of the cash value or premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the face amount of the increase by the total face amount at the time of death.

Beneficiaries

The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.

Non-Participating Policy

The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.

Additional Information About Charges

Special Purchase Plans

Ohio National Life and its affiliated companies offer a credit on the purchase of policies by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser’s household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser’s minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the policy.

The amount of the initial credit equals 45% of the first policy year’s maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the General Account of the employee’s policy effective one day after the latest of the following three dates:

• the policy approval date,

• the policy effective date, or

• the date the initial payment is received.

The subsequent credit, which is based on 4.9% of first year premium in excess of the maximum commissionable premium plus 4.9% of premiums paid in policy years two through six, is credited to the General Account of the employee’s policy at the beginning of the seventh policy year. For any increase that occurs during the first six policy years, the 45% initial credit on the increase described above substitutes for the 4.9% subsequent credit on that portion of the premium attributable to the increase.

If an employee exercises his or her free look right, the full amount of the credit will be deducted when we pay the free look proceeds.

Underwriting Procedures

4

Guaranteed maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured’s gender and smoking status. The rates will reflect the insured’s risk classes.

Supplemental Benefits

There are several supplemental benefits or riders that will or may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders may impose additional charges which are disclosed in the prospectus.

Overloan Protection Rider — may prevent policy from lapsing if cash surrender value approaches loan value. Included with policies with GPT.

Additional Term Life Insurance Rider (Term Rider) — allows you to buy term insurance coverage as a part of your policy.

Waiver of Stipulated Premium — provides for a continuation of premium payments (at a predetermined level) if the insured becomes totally disabled for six months or more.

Accidental Death Benefit — provides for an additional death benefit if the insured’s death results from accidental injury and occurs within 180 days from the accident.

Guaranteed Purchase Option — provides the right to purchase additional permanent life insurance coverage, on certain predetermined future dates, without having to prove that you are still insurable.

Accelerated Death Benefit Rider (Lifetime Advantage Rider) — an accelerated death benefit option which allows the policyowner to receive up to 50% of a policy’s death benefit, up to $250,000 if the insured is diagnosed as terminally ill with twelve months or less to live. The maximum charge for this rider is $100.00 and it may be added to the Policy at any time.

Family Term Life Insurance Rider — provides term insurance coverage on your child(ren) as part of your Policy.

Term Life Insurance for Additional Insured Rider (Spouse Term Rider/Additional Insured Rider) — provides term insurance coverage on the insured’s spouse or someone other than the insured’s spouse or children as part of the Policy.

Exchange of Life Rider — Allows the named insured to be changed.

Performance Data

We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Average Annual Total Return Calculations

Each Portfolio may advertise its average annual total return. We calculate each portfolio’s average annual total return using the following method:

• A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price (“initial investment”) is assumed.

• We calculate the ending value (“ending value”) of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

•  The ending value is divided by the initial investment.

•  The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

Indemnification

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by (1) Fidelity & Deposit Company of Maryland, (2) Great American Insurance Company, and (3) Liberty Mutual Insurance Company in the aggregate amount of $10,000,000 (primary), $7,500,000 (quota-share), and $7,500,000 (quota-share), respectively.

5

Principal Underwriter

Ohio National Equities, Inc. (“ONEQ”), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. ONEQ is located at One Financial Way, Cincinnati, Ohio 45242. The policies are offered on a continuous basis.

Under a distribution and service agreement with ONEQ first executed on May 1, 1997, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days’ written notice. The following chart shows the premium payments received by VAR for the last three years and the aggregate amount of commissions paid to ONEQ for contracts issued by VAR and the amounts retained by ONEQ for each of the last three years.

Year	Premiums Received by VAR	Aggregate Commissions	Retained Commissions
2014	$14,481,253	$861,185	$13,386
2013	$15,718,927	$ 573,460	$ 3,604
2012	$17,435,903	$ 769,469	$ 8,185

The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company (“ONESCO”), a wholly-owned subsidiary of Ohio National Life, or (b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority.

In addition to this and the other contracts issued by Ohio National Life Assurance Corporation and Ohio National Variable Account R, ONEQ also serves as the principal underwriter for variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D and for variable life and annuity contracts issued by National Security Life and Annuity Company through National Security Variable Account L and Variable Account N, respectively.

The officers and directors of ONEQ are:

Gary T. Huffman	Director, Chairman and President
Thomas A. Barefield	Director, Executive Vice President

Barbara A. Turner	Director, Senior Vice President, Comptroller
H. Douglas Cooke	Senior Vice President

Jeffrey A. Bley	Vice President, Operations

Andrew J. VanHoy	Vice President, Compliance

Teresa R. Cooper	Treasurer

Robert K. Gongwer	Vice President & Tax Officer
Bradley T. Owens	Tax Officer

Nicholas A. Vision	Tax Officer
Kimberly A. Plante	Secretary
Emily Bae	Assistant Secretary

6

ABOUT THIS REPORT

This report is a presentation of the Ohio National Variable Account R. Please note the variable account may offer more than one variable product. Some products may have different underlying mutual funds from those available in your contract. Therefore, not all funds listed in this report may be available in your contract. Please refer to your most recent account statement for specific information about your investment in Ohio National Variable Account R.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, transfers to and from fixed dollar contract and other subaccounts, withdrawals, surrenders and death benefit payments, surrender charges, lapse charges, and cost of insurance and other administrative fees. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2014

	Assets	Contract owners’ equity
	Investments, at fair value	Contracts in accumulation period (note 6)
Ohio National Fund, Inc.:
Equity Subaccount
601,494 Shares (Cost $ 13,879,192)	$20,113,962	$20,113,962

Money Market Subaccount
556,026 Shares (Cost $ 5,560,258)	5,560,258	5,560,258

Bond Subaccount
279,735 Shares (Cost $ 3,637,094)	4,377,845	4,377,845

Omni Subaccount
290,128 Shares (Cost $ 4,782,184)	7,006,595	7,006,595

International Subaccount
532,383 Shares (Cost $ 6,237,915)	6,681,408	6,681,408

Capital Appreciation Subaccount
348,010 Shares (Cost $ 6,374,919)	11,769,712	11,769,712

International Small-Mid Company Subaccount
176,232 Shares (Cost $ 3,603,293)	4,826,984	4,826,984

Aggressive Growth Subaccount
289,639 Shares (Cost $ 2,466,228)	3,968,051	3,968,051

Small Cap Growth Subaccount
490,472 Shares (Cost $ 9,643,938)	12,291,219	12,291,219

Mid Cap Opportunity Subaccount
300,672 Shares (Cost $ 5,267,923)	9,468,174	9,468,174

S&P 500® Index Subaccount
1,180,896 Shares (Cost $ 16,580,905)	25,897,054	25,897,054

Strategic Value Subaccount
107,038 Shares (Cost $ 1,204,914)	1,489,971	1,489,971

High Income Bond Subaccount
221,091 Shares (Cost $ 2,626,171)	3,608,198	3,608,198

Capital Growth Subaccount
67,645 Shares (Cost $ 1,682,632)	2,774,113	2,774,113

Nasdaq-100® Index Subaccount
184,884 Shares (Cost $ 1,160,113)	2,011,541	2,011,541

Bristol Subaccount
48,853 Shares (Cost $ 604,424)	1,013,695	1,013,695

Bryton Growth Subaccount
60,346 Shares (Cost $ 776,329)	1,235,285	1,235,285

Balanced Subaccount
36,741 Shares (Cost $ 589,631)	696,615	696,615

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2014

	Assets	Contract owners’ equity
	Investments, at fair value	Contracts in accumulation period (note 6)
Ohio National Fund, Inc.: (continued)
Target VIP Subaccount
38,493 Shares (Cost $ 462,739)	$557,765	$557,765

Bristol Growth Subaccount
3,643 Shares (Cost $ 42,806)	59,888	59,888

Janus Aspen Series - Institutional Shares:
Janus Subaccount
209,516 Shares (Cost $ 5,210,805)	7,492,295	7,492,295

Global Research Subaccount
71,271 Shares (Cost $ 2,279,455)	2,954,181	2,954,181

Balanced Subaccount
86,748 Shares (Cost $ 2,340,306)	2,726,494	2,726,494

Wells Fargo Advantage Variable Trust Funds:
Opportunity Subaccount
9,873 Shares (Cost $ 186,967)	284,936	284,936

Small Cap Value Subaccount
5,222 Shares (Cost $ 52,959)	58,221	58,221

Discovery Subaccount
16,608 Shares (Cost $ 260,631)	510,037	510,037

Goldman Sachs Variable Insurance Trust - Institutional Shares:
Large Cap Value Subaccount
331,247 Shares (Cost $ 3,650,337)	3,772,898	3,772,898

U.S. Equity Insights Subaccount (a)
36,836 Shares (Cost $ 472,949)	667,466	667,466

Strategic Growth Subaccount
53,678 Shares (Cost $ 734,263)	867,436	867,436

Lazard Retirement Series, Inc. - Service Shares:
Emerging Markets Equity Subaccount
309,352 Shares (Cost $ 6,140,945)	6,174,667	6,174,667

U.S. Small-Mid Cap Equity Subaccount
428,435 Shares (Cost $ 3,955,268)	3,504,596	3,504,596

U.S. Strategic Equity Subaccount
6,701 Shares (Cost $ 75,734)	81,420	81,420

International Equity Subaccount
28,863 Shares (Cost $ 343,303)	360,782	360,782

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2014

	Assets	Contract owners’ equity
	Investments, at fair value	Contracts in accumulation period (note 6)
Fidelity® Variable Insurance Products Fund - Service Class 2:
VIP Mid Cap Subaccount
386,665 Shares (Cost $ 11,549,268)	$14,244,738	$14,244,738

VIP Contrafund® Subaccount
442,677 Shares (Cost $ 11,539,496)	16,246,239	16,246,239

VIP Growth Subaccount
54,824 Shares (Cost $ 2,105,564)	3,442,975	3,442,975

VIP Equity-Income Subaccount
134,632 Shares (Cost $ 2,709,675)	3,208,288	3,208,288

VIP Real Estate Subaccount
78,762 Shares (Cost $ 1,312,967)	1,533,492	1,533,492

Janus Aspen Series - Service Shares:
Janus Subaccount
64,833 Shares (Cost $ 1,472,925)	2,282,775	2,282,775

Global Research Subaccount
58,322 Shares (Cost $ 1,662,850)	2,377,793	2,377,793

Balanced Subaccount
141,443 Shares (Cost $ 3,925,384)	4,663,380	4,663,380

Overseas Subaccount
159,101 Shares (Cost $ 6,546,271)	5,019,621	5,019,621

J.P. Morgan Insurance Trust - Class I:
Small Cap Core Subaccount
33,034 Shares (Cost $ 520,846)	794,793	794,793

Mid Cap Value Subaccount
434,592 Shares (Cost $ 2,791,790)	4,958,691	4,958,691

MFS® Variable Insurance Trust - Service Class:
New Discovery Subaccount
30,592 Shares (Cost $ 484,230)	468,055	468,055

Investors Growth Stock Subaccount
21,233 Shares (Cost $ 233,932)	331,865	331,865

Mid Cap Growth Subaccount
63,555 Shares (Cost $ 405,480)	535,770	535,770

Total Return Subaccount
121,048 Shares (Cost $ 2,371,705)	2,899,094	2,899,094

The Prudential Series Fund, Inc. - Class II:
Jennison Subaccount
7,354 Shares (Cost $ 174,948)	292,693	292,693

Jennison 20/20 Focus Subaccount
224,339 Shares (Cost $ 3,306,893)	4,821,048	4,821,048

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2014

	Assets	Contract owners’ equity
	Investments, at fair value	Contracts in accumulation period (note 6)
PIMCO Variable Insurance Trust - Administrative Shares:
Real Return Subaccount
279,697 Shares (Cost $ 3,735,635)	$3,582,913	$3,582,913

Total Return Subaccount
467,866 Shares (Cost $ 5,169,788)	5,240,101	5,240,101

Global Bond Subaccount
255,916 Shares (Cost $ 3,380,363)	3,058,200	3,058,200

CommodityRealReturn® Strategy Subaccount
48,011 Shares (Cost $ 352,985)	233,335	233,335

Calvert Variable Products, Inc.:
VP S&P 500 Index Subaccount
1,333 Shares (Cost $ 151,101)	150,680	150,680

Dreyfus Variable Investment Fund - Service Shares:
Appreciation Subaccount
9,997 Shares (Cost $ 400,285)	492,154	492,154

Royce Capital Fund - Investment Class:
Small-Cap Subaccount
584,329 Shares (Cost $ 6,128,696)	7,391,765	7,391,765

Micro-Cap Subaccount
339,082 Shares (Cost $ 3,718,564)	3,855,363	3,855,363

The Universal Institutional Funds, Inc. (Morgan Stanley UIF):
U.S. Real Estate Class I Subaccount
83,562 Shares (Cost $ 1,275,266)	1,682,099	1,682,099

Core Plus Fixed Income Class II Subaccount
31,746 Shares (Cost $ 327,801)	338,090	338,090

U.S. Real Estate Class II Subaccount
106,856 Shares (Cost $ 1,559,306)	2,139,262	2,139,262

Growth Class II Subaccount
10,659 Shares (Cost $ 263,288)	319,443	319,443

AIM Variable Insurance Funds - Series II (Invesco Variable Insurance Funds):
Invesco V.I. International Growth Subaccount
10,329 Shares (Cost $ 343,803)	355,539	355,539

Legg Mason Partners Variable Equity Trust - Class I:
ClearBridge Variable Equity Income Subaccount
8,126 Shares (Cost $ 111,639)	129,769	129,769

ClearBridge Variable Large Cap Value Subaccount
36,567 Shares (Cost $ 699,004)	711,955	711,955

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2014

	Assets	Contract owners’ equity
	Investments, at fair value	Contracts in accumulation period (note 6)
Franklin Templeton Variable Insurance Products Trust - Class 2:
Franklin Income VIP Subaccount (a)
308,612 Shares (Cost $ 4,623,037)	$4,937,799	$4,937,799

Franklin Flex Cap Growth VIP Subaccount (a)
24,875 Shares (Cost $ 306,009)	413,177	413,177

Templeton Foreign VIP Subaccount (a)
108,225 Shares (Cost $ 1,562,230)	1,628,780	1,628,780

Neuberger Berman Advisers Management Trust - S Class:
AMT Mid Cap Intrinsic Value Subaccount
10,383 Shares (Cost $ 163,672)	207,142	207,142

ALPS Variable Investors Trust - Class II:
Ibbotson Conservative ETF Asset Allocation Subaccount
49,029 Shares (Cost $ 558,423)	550,103	550,103

Ibbotson Income & Growth ETF Asset Allocation Subaccount
21,655 Shares (Cost $ 240,086)	246,220	246,220

Ibbotson Balanced ETF Asset Allocation Subaccount
86,469 Shares (Cost $ 911,878)	990,066	990,066

Ibbotson Growth ETF Asset Allocation Subaccount
274,403 Shares (Cost $ 2,657,310)	3,051,365	3,051,365

Ibbotson Aggressive Growth ETF Asset Allocation Subaccount
75,535 Shares (Cost $ 732,759)	882,998	882,998

Federated Insurance Series - Service Shares:
Kaufmann Fund II Subaccount
7,502 Shares (Cost $ 135,089)	137,971	137,971

Goldman Sachs Variable Insurance Trust - Service Shares:
Large Cap Value Subaccount
8,725 Shares (Cost $ 102,972)	99,293	99,293

U.S. Equity Insights Subaccount (a)
398 Shares (Cost $ 6,096)	7,224	7,224

Strategic Growth Subaccount
1,317 Shares (Cost $ 22,120)	21,248	21,248

Franklin Templeton Variable Insurance Products Trust - Class 4:
Franklin Income VIP Subaccount (a)
5,808 Shares (Cost $ 93,726)	94,732	94,732

Franklin Flex Cap Growth VIP Subaccount (a)
1,283 Shares (Cost $ 18,476)	21,079	21,079

Templeton Foreign VIP Subaccount (a)
7,193 Shares (Cost $ 104,923)	109,048	109,048

Franklin Founding Funds Allocation VIP Subaccount (a)
43,739 Shares (Cost $ 342,841)	329,792	329,792

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2014

	Assets	Contract owners’ equity
	Investments, at fair value	Contracts in accumulation period (note 6)
Ivy Funds Variable Insurance Portfolios, Inc.:
VIP Asset Strategy Subaccount
225,493 Shares (Cost $ 2,386,732)	$2,450,729	$2,450,729

VIP Global Natural Resources Subaccount
148,536 Shares (Cost $ 842,092)	701,786	701,786

VIP Science and Technology Subaccount
80,794 Shares (Cost $ 1,704,543)	2,021,718	2,021,718

Totals	$271,568,010	$271,568,010

(a)	Name change was effective May 1, 2014:

U.S. Equity Insights Subaccount formerly known as Structured U.S. Equity Subaccount

Franklin Income VIP Subaccount formerly known as Franklin Income Securities Subaccount

Franklin Flex Cap Growth VIP Subaccount formerly known as Franklin Flex Cap Growth Securities Subaccount

Templeton Foreign VIP Subaccount formerly known as Templeton Foreign Securities Subaccount

Franklin Founding Funds Allocation VIP Subaccount formerly known as Franklin Templeton VIP Founding Funds Allocation Subaccount

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	Ohio National Fund, Inc.
	Equity Subaccount	Money Market Subaccount	Bond Subaccount	Omni Subaccount	International Subaccount	Capital Appreciation Subaccount	International Small-Mid Company Subaccount
	2014	2014	2014	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$63,404	$0	$0	$64,051	$0	$30,167	$0
Risk and administrative expense (note 2)	(123,678)	(27,486)	(25,146)	(49,873)	(49,557)	(77,194)	(33,909)

Net investment activity	(60,274)	(27,486)	(25,146)	14,178	(49,557)	(47,027)	(33,909)

Reinvested capital gains	0	0	0	0	0	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	1,132,601	2,117	98,991	343,207	203,123	1,010,198	364,483
Unrealized gain (loss)	1,396,732	0	150,085	374,984	(931,778)	(74,426)	(848,146)

Net gain (loss) on investments	2,529,333	2,117	249,076	718,191	(728,655)	935,772	(483,663)

Net increase (decrease) in contract owners’ from operations	$2,469,059	$(25,369)	$223,930	$732,369	$(778,212)	$888,745	$(517,572)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	Ohio National Fund, Inc.
	Aggressive Growth Subaccount	Small Cap Growth Subaccount	Mid Cap Opportunity Subaccount	S&P 500® Index Subaccount	Strategic Value Subaccount	High Income Bond Subaccount	Capital Growth Subaccount
	2014	2014	2014	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$0	$0	$0	$315,541	$80,318	$0	$0
Risk and administrative expense (note 2)	(25,063)	(85,271)	(64,562)	(157,041)	(6,464)	(20,283)	(17,569)

Net investment activity	(25,063)	(85,271)	(64,562)	158,500	73,854	(20,283)	(17,569)

Reinvested capital gains	0	0	0	0	0	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	289,802	434,871	965,183	1,364,334	54,383	278,433	146,619
Unrealized gain (loss)	62,281	736,963	47,998	1,426,385	10,089	(176,402)	(81,198)

Net gain (loss) on investments	352,083	1,171,834	1,013,181	2,790,719	64,472	102,031	65,421

Net increase (decrease) in contract owners’ from operations	$327,020	$1,086,563	$948,619	$2,949,219	$138,326	$81,748	$47,852

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	Ohio National Fund, Inc.
	Nasdaq-100® Index Subaccount	Bristol Subaccount	Bryton Growth Subaccount	Balanced Subaccount	Target VIP Subaccount	Bristol Growth Subaccount
	2014	2014	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$19,535	$3,805	$0	$5,114	$8,623	$174
Risk and administrative expense (note 2)	(10,175)	(5,509)	(7,480)	(4,731)	(3,439)	(380)

Net investment activity	9,360	(1,704)	(7,480)	383	5,184	(206)

Reinvested capital gains	0	0	0	0	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	175,273	41,304	91,712	17,976	16,760	18,503
Unrealized gain (loss)	147,178	82,165	(17,500)	18,045	10,972	(12,859)

Net gain (loss) on investments	322,451	123,469	74,212	36,021	27,732	5,644

Net increase (decrease) in contract owners’ from operations	$331,811	$121,765	$66,732	$36,404	$32,916	$5,438

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	Janus Aspen Series - Institutional Shares			Wells Fargo Advantage Variable Trust Funds
	Janus Subaccount	Global Research Subaccount	Balanced Subaccount	Opportunity Subaccount	Small Cap Value Subaccount	Discovery Subaccount
	2014	2014	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$25,895	$31,742	$47,832	$158	$209	$0
Risk and administrative expense (note 2)	(52,579)	(21,964)	(20,401)	(2,070)	(499)	(3,835)

Net investment activity	(26,684)	9,778	27,431	(1,912)	(290)	(3,835)

Reinvested capital gains	503,817	0	72,759	0	0	65,564

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	219,119	101,502	102,918	7,398	2,293	32,016
Unrealized gain (loss)	123,442	77,039	(1,095)	20,141	1,455	(96,180)

Net gain (loss) on investments	342,561	178,541	101,823	27,539	3,748	(64,164)

Net increase (decrease) in contract owners’ from operations	$819,694	$188,319	$202,013	$25,627	$3,458	$(2,435)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	Goldman Sachs Variable Insurance Trust - Institutional Shares			Lazard Retirement Series, Inc. - Service Shares
	Large Cap Value Subaccount	U.S. Equity Insights Subaccount	Strategic Growth Subaccount	Emerging Markets Equity Subaccount	U.S. Small-Mid Cap Equity Subaccount	U.S. Strategic Equity Subaccount	International Equity Subaccount
	2014	2014	2014	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$51,433	$9,068	$3,100	$110,968	$0	$587	$5,882
Risk and administrative expense (note 2)	(20,887)	(3,047)	(4,937)	(39,372)	(18,046)	(310)	(2,120)

Net investment activity	30,546	6,021	(1,837)	71,596	(18,046)	277	3,762

Reinvested capital gains	679,412	28,857	160,873	60,514	551,140	10,716	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	93,217	22,721	60,084	165,193	(47,868)	3,329	5,139
Unrealized gain (loss)	(373,508)	30,593	(115,651)	(628,648)	(147,808)	(2,716)	(27,211)

Net gain (loss) on investments	(280,291)	53,314	(55,567)	(463,455)	(195,676)	613	(22,072)

Net increase (decrease) in contract owners’ from operations	$429,667	$88,192	$103,469	$(331,345)	$337,418	$11,606	$(18,310)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	Fidelity® Variable Insurance Products Fund - Service Class 2
	VIP Mid Cap Subaccount	VIP Contrafund® Subaccount	VIP Growth Subaccount	VIP Equity- Income Subaccount	VIP Real Estate Subaccount
	2014	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$2,684	$115,914	$0	$84,033	$22,336
Risk and administrative expense (note 2)	(80,168)	(83,289)	(17,301)	(18,290)	(8,199)

Net investment activity	(77,484)	32,625	(17,301)	65,743	14,137

Reinvested capital gains	336,662	322,748	0	45,720	83,681

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	390,440	825,567	232,740	99,772	39,025
Unrealized gain (loss)	96,726	464,204	118,748	24,036	186,772

Net gain (loss) on investments	487,166	1,289,771	351,488	123,808	225,797

Net increase (decrease) in contract owners’ from operations	$746,344	$1,645,144	$334,187	$235,271	$323,615

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	Janus Aspen Series - Service Shares				J.P. Morgan Insurance Trust - Class I
	Janus Subaccount	Global Research Subaccount	Balanced Subaccount	Overseas Subaccount	Small Cap Core Subaccount	Mid Cap Value Subaccount
	2014	2014	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$4,745	$22,578	$68,650	$170,784	$1,155	$37,200
Risk and administrative expense (note 2)	(10,793)	(10,738)	(21,052)	(24,347)	(4,384)	(25,145)

Net investment activity	(6,048)	11,840	47,598	146,437	(3,229)	12,055

Reinvested capital gains	152,575	0	112,881	576,967	66,159	253,817

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	133,159	129,795	116,159	(104,878)	107,043	345,578
Unrealized gain (loss)	(37,652)	8,194	55,945	(1,332,978)	(104,628)	29,294

Net gain (loss) on investments	95,507	137,989	172,104	(1,437,856)	2,415	374,872

Net increase (decrease) in contract owners’ from operations	$242,034	$149,829	$332,583	$(714,452)	$65,345	$640,744

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	MFS® Variable Insurance Trust - Service Class				The Prudential Series Fund, Inc. - Class II
	New Discovery Subaccount	Investors Growth Stock Subaccount	Mid Cap Growth Subaccount	Total Return Subaccount	Jennison Subaccount	Jennison 20/20 Focus Subaccount
	2014	2014	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$0	$881	$0	$49,591	$0	$0
Risk and administrative expense (note 2)	(2,413)	(1,599)	(2,918)	(16,397)	(1,630)	(23,040)

Net investment activity	(2,413)	(718)	(2,918)	33,194	(1,630)	(23,040)

Reinvested capital gains	104,389	17,787	56,956	76,674	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	42,327	11,493	17,919	126,271	17,242	347,149
Unrealized gain (loss)	(192,662)	2,794	(33,947)	(25,283)	8,537	(19,334)

Net gain (loss) on investments	(150,335)	14,287	(16,028)	100,988	25,779	327,815

Net increase (decrease) in contract owners’ from operations	$(48,359)	$31,356	$38,010	$210,856	$24,149	$304,775

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	PIMCO Variable Insurance Trust - Administrative Shares				Calvert Variable Series, Inc.	Calvert Variable Products, Inc.
	Real Return Subaccount	Total Return Subaccount	Global Bond Subaccount	Commodity RealReturn® Strategy Subaccount	VP SRI Equity Subaccount	VP S&P 500 Index Subaccount (note 4)
	2014	2014	2014	2014	2014	2014 (a)
Investment activity:
Reinvested dividends	$56,172	$118,200	$76,356	$1,183	$290	$2,348
Risk and administrative expense (note 2)	(20,904)	(29,035)	(16,251)	(1,936)	(1,022)	(788)

Net investment activity	35,268	89,165	60,105	(753)	(732)	1,560

Reinvested capital gains	0	0	89,811	0	19,397	12,443

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(36,882)	12,426	(47,376)	(46,113)	99,278	1,525
Unrealized gain (loss)	102,021	93,436	(51,642)	(15,735)	(120,738)	(421)

Net gain (loss) on investments	65,139	105,862	(99,018)	(61,848)	(21,460)	1,104

Net increase (decrease) in contract owners’ from operations	$100,407	$195,027	$50,898	$(62,601)	$(2,795)	$15,107

(a) Period from April 30, date of commencement of operations, to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	Dreyfus Variable Investment Fund - Service Shares	Royce Capital Fund - Investment Class		The Universal Institutional Funds, Inc. (Morgan Stanley UIF)
	Appreciation Subaccount	Small-Cap Subaccount	Micro-Cap Subaccount	U.S. Real Estate Class I Subaccount	Core Plus Fixed Income Class II Subaccount
	2014	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$7,947	$9,252	$0	$21,270	$9,189
Risk and administrative expense (note 2)	(3,019)	(41,208)	(19,634)	(11,041)	(2,033)

Net investment activity	4,928	(31,956)	(19,634)	10,229	7,156

Reinvested capital gains	13,830	852,938	303,779	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	27,094	337,705	72,222	35,057	1,608
Unrealized gain (loss)	(14,080)	(962,953)	(526,863)	323,244	11,695

Net gain (loss) on investments	13,014	(625,248)	(454,641)	358,301	13,303

Net increase (decrease) in contract owners’ from operations	$31,772	$195,734	$(170,496)	$368,530	$20,459

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	The Universal Institutional Funds, Inc. (Morgan Stanley UIF)		AIM Variable Insurance Funds - Series II (Invesco Variable Insurance Funds)	Legg Mason Partners Variable Equity Trust - Class I
	U.S. Real Estate Class II Subaccount	Growth Class II Subaccount	Invesco V.I. International Growth Subaccount	ClearBridge Variable All Cap Value Subaccount (note 4)	ClearBridge Variable Equity Income Subaccount	ClearBridge Variable Large Cap Value Subaccount
	2014	2014	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$24,153	$0	$5,020	$18,945	$2,641	$12,384
Risk and administrative expense (note 2)	(6,627)	(1,735)	(1,212)	(1,617)	(723)	(1,528)

Net investment activity	17,526	(1,735)	3,808	17,328	1,918	10,856

Reinvested capital gains	0	21,548	0	59,744	0	48,666

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	69,790	44,832	9,915	(9,675)	8,867	16,096
Unrealized gain (loss)	408,343	(51,171)	(20,047)	(53,183)	3,256	(17,434)

Net gain (loss) on investments	478,133	(6,339)	(10,132)	(62,858)	12,123	(1,338)

Net increase (decrease) in contract owners’ from operations	$495,659	$13,474	$(6,324)	$14,214	$14,041	$58,184

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	Franklin Templeton Variable Insurance Products Trust - Class 2			Neuberger Berman Advisers Management Trust - S Class
	Franklin Income VIP Subaccount	Franklin Flex Cap Growth VIP Subaccount	Templeton Foreign VIP Subaccount	AMT Mid Cap Intrinsic Value Subaccount
	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$254,930	$0	$32,637	$1,349
Risk and administrative expense (note 2)	(27,234)	(2,395)	(9,674)	(1,306)

Net investment activity	227,696	(2,395)	22,963	43

Reinvested capital gains	0	58,170	0	4,936

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	101,672	35,598	53,091	10,699
Unrealized gain (loss)	(124,422)	(67,638)	(295,471)	9,107

Net gain (loss) on investments	(22,750)	(32,040)	(242,380)	19,806

Net increase (decrease) in contract owners’ from operations	$204,946	$23,735	$(219,417)	$24,785

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	ALPS Variable Investors Trust - Class II					Federated Insurance Series - Service Shares
	Ibbotson Conservative ETF Asset Allocation Subaccount	Ibbotson Income & Growth ETF Asset Allocation Subaccount	Ibbotson Balanced ETF Asset Allocation Subaccount	Ibbotson Growth ETF Asset Allocation Subaccount	Ibbotson Aggressive Growth ETF Asset Allocation Subaccount	Kaufmann Fund II Subaccount
	2014	2014	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$5,628	$2,828	$11,417	$30,972	$8,485	$0
Risk and administrative expense (note 2)	(2,464)	(1,740)	(6,149)	(16,187)	(5,095)	(580)

Net investment activity	3,164	1,088	5,268	14,785	3,390	(580)

Reinvested capital gains	8,088	4,121	14,749	6,591	6,457	14,615

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	223	3,085	19,049	44,932	44,884	(2,010)
Unrealized gain (loss)	498	(2,742)	(1,248)	46,907	(18,644)	(4,487)

Net gain (loss) on investments	721	343	17,801	91,839	26,240	(6,497)

Net increase (decrease) in contract owners’ from operations	$11,973	$5,552	$37,818	$113,215	$36,087	$7,538

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	Goldman Sachs Variable Insurance Trust - Service Shares			Franklin Templeton Variable Insurance Products Trust - Class 4
	Large Cap Value Subaccount	U.S. Equity Insights Subaccount	Strategic Growth Subaccount	Franklin Income VIP Subaccount	Franklin Flex Cap Growth VIP Subaccount	Templeton Foreign VIP Subaccount	Franklin Founding Funds Allocation VIP Subaccount
	2014	2014	2014	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$1,081	$80	$21	$3,463	$0	$1,817	$8,469
Risk and administrative expense (note 2)	(574)	(38)	(74)	(509)	(142)	(398)	(683)

Net investment activity	507	42	(53)	2,954	(142)	1,419	7,786

Reinvested capital gains	17,866	309	3,409	0	2,857	0	263

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	1,355	366	365	1,693	832	6,037	14,250
Unrealized gain (loss)	(10,173)	98	(2,249)	(3,036)	(2,459)	(17,764)	(14,988)

Net gain (loss) on investments	(8,818)	464	(1,884)	(1,343)	(1,627)	(11,727)	(738)

Net increase (decrease) in contract owners’ from operations	$9,555	$815	$1,472	$1,611	$1,088	$(10,308)	$7,311

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2014

	Ivy Funds Variable Insurance Portfolios, Inc.
	VIP Asset Strategy Subaccount	VIP Global Natural Resources Subaccount	VIP Science and Technology Subaccount	Total Subaccount
	2014	2014	2014	2014
Investment activity:
Reinvested dividends	$12,178	$0	$0	$2,198,862
Risk and administrative expense (note 2)	(15,580)	(3,874)	(12,663)	(1,604,252)

Net investment activity	(3,402)	(3,874)	(12,663)	594,610

Reinvested capital gains	322,785	0	154,841	6,382,881

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	99,296	26,009	135,547	11,887,077
Unrealized gain (loss)	(569,584)	(132,599)	(241,209)	(1,914,188)

Net gain (loss) on investments	(470,288)	(106,590)	(105,662)	9,972,889

Net increase (decrease) in contract owners’ from operations	$(150,905)	$(110,464)	$36,516	$16,950,380

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Ohio National Fund, Inc.
	Equity Subaccount		Money Market Subaccount		Bond Subaccount		Omni Subaccount
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(60,274)	$47,690	$(27,486)	$(26,477)	$(25,146)	$(26,136)	$14,178	$19,382
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	1,132,601	538,519	2,117	14	98,991	149,944	343,207	219,206
Unrealized gain (loss)	1,396,732	4,937,521	0	0	150,085	(237,595)	374,984	1,355,759

Net increase (decrease) in contract owners’ equity from operations	2,469,059	5,523,730	(25,369)	(26,463)	223,930	(113,787)	732,369	1,594,347

Equity transactions:
Contract purchase payments	1,152,963	1,341,691	791,387	504,511	208,281	243,626	385,335	422,204
Transfers (to) and from other subaccounts	(490,765)	(298,031)	3,687,872	284,377	295,025	(30,323)	(104,402)	(200,103)
Transfers (to) and from fixed dollar contract	(158,642)	(128,704)	(273,076)	(338,787)	(23,763)	(222,461)	89,624	(6,288)
Withdrawals, surrenders and death benefit payments	(1,249,082)	(845,599)	(3,480,264)	(624,078)	(202,538)	(237,508)	(375,822)	(272,019)
Surrender charges (note 2)	(111,733)	(72,705)	(135,050)	(48,495)	(15,361)	(25,243)	(8,213)	(9,010)
Lapse charges (note 2)	(6,328)	(5,335)	(10,557)	(11,836)	(984)	(602)	(409)	(1,067)
Cost of insurance and other administrative fees (note 2)	(1,225,254)	(1,248,113)	(372,769)	(373,313)	(181,767)	(194,247)	(432,838)	(441,181)

Net equity transactions	(2,088,841)	(1,256,796)	207,543	(607,621)	78,893	(466,758)	(446,725)	(507,464)

Net change in contract owners’ equity	380,218	4,266,934	182,174	(634,084)	302,823	(580,545)	285,644	1,086,883
Contract owners’ equity:
Beginning of period	19,733,744	15,466,810	5,378,084	6,012,168	4,075,022	4,655,567	6,720,951	5,634,068

End of period	$20,113,962	$19,733,744	$5,560,258	$5,378,084	$4,377,845	$4,075,022	$7,006,595	$6,720,951

Change in units:
Beginning units	479,507	513,630	251,453	279,007	106,017	117,905	161,960	175,904

Units purchased	42,187	56,070	477,548	200,395	16,785	11,626	15,214	15,641
Units redeemed	(90,011)	(90,193)	(467,081)	(227,949)	(14,432)	(23,514)	(25,454)	(29,585)

Ending units	431,683	479,507	261,920	251,453	108,370	106,017	151,720	161,960

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Ohio National Fund, Inc.
	International Subaccount		Capital Appreciation Subaccount		Millennium Subaccount (note 4)	International Small-Mid Company Subaccount
	2014	2013	2014	2013	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(49,557)	$(53,930)	$(47,027)	$(22,796)	$(64,870)	$(33,909)	$(34,848)
Reinvested capital gains	0	0	0	0	175,943	0	0
Realized gain (loss)	203,123	194,975	1,010,198	682,891	4,380,108	364,483	241,493
Unrealized gain (loss)	(931,778)	687,862	(74,426)	2,461,382	(1,076,211)	(848,146)	1,070,132

Net increase (decrease) in contract owners’ equity from operations	(778,212)	828,907	888,745	3,121,477	3,414,970	(517,572)	1,276,777

Equity transactions:
Contract purchase payments	510,571	598,114	487,605	506,214	519,340	271,742	345,749
Transfers (to) and from other subaccounts	(91,378)	(135,786)	(343,608)	66,784	(11,026,762)	(145,166)	61,852
Transfers (to) and from fixed dollar contract	(31,240)	(46,905)	(97,089)	(147,975)	(70,079)	(70,786)	(80,790)
Withdrawals, surrenders and death benefit payments	(574,477)	(490,506)	(700,993)	(440,265)	(685,784)	(413,134)	(251,004)
Surrender charges (note 2)	(23,932)	(18,516)	(31,732)	(26,875)	(30,182)	(27,179)	(18,180)
Lapse charges (note 2)	(860)	(493)	(2,283)	(1,440)	(1,485)	582	(3,201)
Cost of insurance and other administrative fees (note 2)	(470,095)	(526,049)	(541,875)	(532,666)	(518,767)	(237,216)	(263,715)

Net equity transactions	(681,411)	(620,141)	(1,229,975)	(576,223)	(11,813,719)	(621,157)	(209,289)

Net change in contract owners’ equity	(1,459,623)	208,766	(341,230)	2,545,254	(8,398,749)	(1,138,729)	1,067,488
Contract owners’ equity:
Beginning of period	8,141,031	7,932,265	12,110,942	9,565,688	8,398,749	5,965,713	4,898,225

End of period	$6,681,408	$8,141,031	$11,769,712	$12,110,942	$0	$4,826,984	$5,965,713

Change in units:
Beginning units	335,848	362,751	221,430	233,495	255,301	141,987	147,741

Units purchased	34,998	40,887	15,041	21,495	20,091	12,623	16,999
Units redeemed	(64,157)	(67,790)	(36,731)	(33,560)	(275,392)	(27,706)	(22,753)

Ending units	306,689	335,848	199,740	221,430	0	126,904	141,987

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Ohio National Fund, Inc.
	Aggressive Growth Subaccount		Small Cap Growth Subaccount		Mid Cap Opportunity Subaccount		S&P 500® Index Subaccount
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(25,063)	$(24,714)	$(85,271)	$(24,295)	$(64,562)	$(63,935)	$158,500	$139,706
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	289,802	209,649	434,871	309,423	965,183	598,245	1,364,334	1,016,950
Unrealized gain (loss)	62,281	824,083	736,963	1,058,105	47,998	1,969,306	1,426,385	4,763,508

Net increase (decrease) in contract owners’ equity from operations	327,020	1,009,018	1,086,563	1,343,233	948,619	2,503,616	2,949,219	5,920,164

Equity transactions:
Contract purchase payments	214,854	234,770	445,281	147,724	419,138	507,467	1,252,896	1,493,082
Transfers (to) and from other subaccounts	(19,783)	(228,287)	(1,012,883)	9,661,363	(306,983)	(223,419)	172,536	(213,880)
Transfers (to) and from fixed dollar contract	(38,955)	639	(213,794)	646	(181,300)	(65,360)	(157,839)	(440,633)
Withdrawals, surrenders and death benefit payments	(374,282)	(146,053)	(935,120)	(177,668)	(845,265)	(492,105)	(1,592,294)	(885,959)
Surrender charges (note 2)	(13,793)	(15,687)	(32,597)	(10,456)	(43,515)	(41,265)	(95,674)	(90,731)
Lapse charges (note 2)	0	(312)	(1,134)	0	(2,009)	(6,271)	(4,499)	(3,200)
Cost of insurance and other administrative fees (note 2)	(212,291)	(211,728)	(570,670)	(155,150)	(460,654)	(485,311)	(1,110,088)	(1,093,768)

Net equity transactions	(444,250)	(366,658)	(2,320,917)	9,466,459	(1,420,588)	(806,264)	(1,534,962)	(1,235,089)

Net change in contract owners’ equity	(117,230)	642,360	(1,234,354)	10,809,692	(471,969)	1,697,352	1,414,257	4,685,075
Contract owners’ equity:
Beginning of period	4,085,281	3,442,921	13,525,573	2,715,881	9,940,143	8,242,791	24,482,797	19,797,722

End of period	$3,968,051	$4,085,281	$12,291,219	$13,525,573	$9,468,174	$9,940,143	$25,897,054	$24,482,797

Change in units:
Beginning units	266,753	293,292	444,452	128,695	270,306	294,694	855,461	904,573

Units purchased	21,747	28,178	25,310	350,149	20,985	24,437	73,942	97,412
Units redeemed	(50,324)	(54,717)	(101,976)	(34,392)	(58,661)	(48,825)	(123,427)	(146,524)

Ending units	238,176	266,753	367,786	444,452	232,630	270,306	805,976	855,461

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Ohio National Fund, Inc.
	Strategic Value Subaccount		High Income Bond Subaccount		Capital Growth Subaccount		Nasdaq-100® Index Subaccount
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$73,854	$22,801	$(20,283)	$(21,758)	$(17,569)	$(16,859)	$9,360	$2,714
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	54,383	58,305	278,433	246,133	146,619	143,749	175,273	129,702
Unrealized gain (loss)	10,089	141,349	(176,402)	22,286	(81,198)	529,668	147,178	345,127

Net increase (decrease) in contract owners’ equity from operations	138,326	222,455	81,748	246,661	47,852	656,558	331,811	477,543

Equity transactions:
Contract purchase payments	72,239	86,611	166,649	164,577	109,970	122,441	90,240	112,104
Transfers (to) and from other subaccounts	198,955	(46,234)	(250,340)	114,226	28,067	57,264	149,075	(70,605)
Transfers (to) and from fixed dollar contract	(20,675)	(9,219)	(36,677)	(57,322)	(21,372)	(32,346)	1,811	(36,186)
Withdrawals, surrenders and death benefit payments	(35,711)	(86,303)	(148,681)	(196,373)	(118,969)	(122,446)	(215,467)	(106,080)
Surrender charges (note 2)	(4,642)	(15,991)	(12,054)	(15,088)	(9,737)	(8,859)	(9,946)	(16,647)
Lapse charges (note 2)	(664)	0	(403)	(9,647)	(258)	0	0	0
Cost of insurance and other administrative fees (note 2)	(57,716)	(63,911)	(162,233)	(159,151)	(93,087)	(109,117)	(72,642)	(69,970)

Net equity transactions	151,786	(135,047)	(443,739)	(158,778)	(105,386)	(93,063)	(56,929)	(187,384)

Net change in contract owners’ equity	290,112	87,408	(361,991)	87,883	(57,534)	563,495	274,882	290,159
Contract owners’ equity:
Beginning of period	1,199,859	1,112,451	3,970,189	3,882,306	2,831,647	2,268,152	1,736,659	1,446,500

End of period	$1,489,971	$1,199,859	$3,608,198	$3,970,189	$2,774,113	$2,831,647	$2,011,541	$1,736,659

Change in units:
Beginning units	80,601	89,747	162,505	168,893	154,828	160,348	170,158	191,285

Units purchased	21,391	9,097	20,229	27,783	13,795	16,813	31,799	21,249
Units redeemed	(12,285)	(18,243)	(37,950)	(34,171)	(19,455)	(22,333)	(34,767)	(42,376)

Ending units	89,707	80,601	144,784	162,505	149,168	154,828	167,190	170,158

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Ohio National Fund, Inc.
	Bristol Subaccount		Bryton Growth Subaccount		U.S. Equity Subaccount (note 4)	Balanced Subaccount
	2014	2013	2014	2013	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(1,704)	$(625)	$(7,480)	$(6,438)	$(277)	$383	$1,112
Reinvested capital gains	0	0	0	0	0	0	0
Realized gain (loss)	41,304	17,952	91,712	40,323	20,056	17,976	10,979
Unrealized gain (loss)	82,165	254,707	(17,500)	327,780	(4,957)	18,045	43,775

Net increase (decrease) in contract owners’ equity from operations	121,765	272,034	66,732	361,665	14,822	36,404	55,866

Equity transactions:
Contract purchase payments	44,308	52,603	47,427	55,743	6,311	55,908	19,401
Transfers (to) and from other subaccounts	(18,179)	10,588	17,664	35,041	(64,350)	999	252,692
Transfers (to) and from fixed dollar contract	(9,494)	(6,611)	(14,786)	(10,945)	(1,452)	(10,641)	(1,855)
Withdrawals, surrenders and death benefit payments	(29,564)	(13,983)	(80,375)	(37,994)	(4,460)	(14,868)	(19,230)
Surrender charges (note 2)	(4,050)	(5,536)	(10,606)	(11,147)	0	(1,050)	(1,294)
Lapse charges (note 2)	0	886	0	886	0	0	0
Cost of insurance and other administrative fees (note 2)	(33,176)	(29,655)	(52,211)	(47,169)	(2,590)	(42,555)	(18,836)

Net equity transactions	(50,155)	8,292	(92,887)	(15,585)	(66,541)	(12,207)	230,878

Net change in contract owners’ equity	71,610	280,326	(26,155)	346,080	(51,719)	24,197	286,744
Contract owners’ equity:
Beginning of period	942,085	661,759	1,261,440	915,360	51,719	672,418	385,674

End of period	$1,013,695	$942,085	$1,235,285	$1,261,440	$0	$696,615	$672,418

Change in units:
Beginning units	47,479	46,746	70,908	71,873	6,483	47,249	31,005

Units purchased	2,620	4,292	8,083	7,599	777	7,215	20,448
Units redeemed	(4,902)	(3,559)	(13,099)	(8,564)	(7,260)	(7,936)	(4,204)

Ending units	45,197	47,479	65,892	70,908	0	46,528	47,249

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Ohio National Fund, Inc.
	Income Opportunity Subaccount (note 4)	Target VIP Subaccount		Target Equity/Income Subaccount (note 4)	Bristol Growth Subaccount
	2013	2014	2013	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$111	$5,184	$1,063	$673	$(206)	$(201)
Reinvested capital gains	5,121	0	0	0	0	0
Realized gain (loss)	3,640	16,760	6,979	47,267	18,503	779
Unrealized gain (loss)	(1,854)	10,972	67,580	7,393	(12,859)	20,070

Net increase (decrease) in contract owners’ equity from operations	7,018	32,916	75,622	55,333	5,438	20,648

Equity transactions:
Contract purchase payments	4,283	50,042	20,017	16,989	3,950	2,217
Transfers (to) and from other subaccounts	(38,673)	(4,376)	277,484	(219,486)	8,276	1,910
Transfers (to) and from fixed dollar contract	635	(16,099)	(342)	(25,612)	0	0
Withdrawals, surrenders and death benefit payments	(18)	(16,235)	(14,307)	(14,363)	(31,536)	(283)
Surrender charges (note 2)	0	(1,289)	(2,110)	(1,341)	0	(53)
Lapse charges (note 2)	0	0	(578)	(1,395)	0	0
Cost of insurance and other administrative fees (note 2)	(2,701)	(26,047)	(10,335)	(15,571)	(2,033)	(1,912)

Net equity transactions	(36,474)	(14,004)	269,829	(260,779)	(21,343)	1,879

Net change in contract owners’ equity	(29,456)	18,912	345,451	(205,446)	(15,905)	22,527
Contract owners’ equity:
Beginning of period	29,456	538,853	193,402	205,446	75,793	53,266

End of period	$0	$557,765	$538,853	$0	$59,888	$75,793

Change in units:
Beginning units	2,770	40,902	19,920	24,805	3,475	3,360

Units purchased	755	6,252	23,757	5,648	1,543	238
Units redeemed	(3,525)	(7,454)	(2,775)	(30,453)	(2,549)	(123)

Ending units	0	39,700	40,902	0	2,469	3,475

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Janus Aspen Series - Institutional Shares
	Janus Subaccount		Global Research Subaccount		Balanced Subaccount
	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(26,684)	$2,627	$9,778	$12,670	$27,431	$19,971
Reinvested capital gains	503,817	0	0	0	72,759	143,867
Realized gain (loss)	219,119	159,237	101,502	54,622	102,918	67,947
Unrealized gain (loss)	123,442	1,465,783	77,039	590,690	(1,095)	233,950

Net increase (decrease) in contract owners’ equity from operations	819,694	1,627,647	188,319	657,982	202,013	465,735

Equity transactions:
Contract purchase payments	212,834	235,609	144,941	177,224	121,195	143,384
Transfers (to) and from other subaccounts	(12,798)	(42,279)	(94,615)	147,502	87,876	87,834
Transfers (to) and from fixed dollar contract	(31,759)	(66,396)	(12,708)	(11,381)	(1,255)	(39,057)
Withdrawals, surrenders and death benefit payments	(175,866)	(114,426)	(172,132)	(148,091)	(408,444)	(241,814)
Surrender charges (note 2)	(8,540)	(7,296)	(5,279)	(9,216)	(11,693)	(18,774)
Lapse charges (note 2)	(475)	(3,862)	(412)	(1,211)	(790)	0
Cost of insurance and other administrative fees (note 2)	(310,423)	(304,446)	(124,794)	(128,300)	(143,693)	(151,641)

Net equity transactions	(327,027)	(303,096)	(264,999)	26,527	(356,804)	(220,068)

Net change in contract owners’ equity	492,667	1,324,551	(76,680)	684,509	(154,791)	245,667
Contract owners’ equity:
Beginning of period	6,999,628	5,675,077	3,030,861	2,346,352	2,881,285	2,635,618

End of period	$7,492,295	$6,999,628	$2,954,181	$3,030,861	$2,726,494	$2,881,285

Change in units:
Beginning units	504,739	529,405	219,206	216,317	127,694	139,304

Units purchased	25,812	29,925	13,518	38,965	17,058	20,112
Units redeemed	(48,830)	(54,591)	(32,375)	(36,076)	(32,557)	(31,722)

Ending units	481,721	504,739	200,349	219,206	112,195	127,694

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Wells Fargo Advantage Variable Trust Funds
	Opportunity Subaccount		Small Cap Value Subaccount		Discovery Subaccount
	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(1,912)	$(1,422)	$(290)	$(38)	$(3,835)	$(3,650)
Reinvested capital gains	0	0	0	0	65,564	13,556
Realized gain (loss)	7,398	5,403	2,293	(60)	32,016	29,076
Unrealized gain (loss)	20,141	64,451	1,455	8,967	(96,180)	135,686

Net increase (decrease) in contract owners’ equity from operations	25,627	68,432	3,458	8,869	(2,435)	174,668

Equity transactions:
Contract purchase payments	0	0	0	0	0	0
Transfers (to) and from other subaccounts	(4,289)	0	0	0	(89)	(2,178)
Transfers (to) and from fixed dollar contract	(3,448)	(1,124)	(86)	(1,422)	(8,854)	(6,592)
Withdrawals, surrenders and death benefit payments	(4,313)	(10,635)	(14,450)	(403)	(19,930)	(15,417)
Surrender charges (note 2)	(253)	(1,329)	(403)	0	(798)	(1,968)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(10,281)	(10,854)	(1,426)	(1,692)	(19,345)	(20,913)

Net equity transactions	(22,584)	(23,942)	(16,365)	(3,517)	(49,016)	(47,068)

Net change in contract owners’ equity	3,043	44,490	(12,907)	5,352	(51,451)	127,600
Contract owners’ equity:
Beginning of period	281,893	237,403	71,128	65,776	561,488	433,888

End of period	$284,936	$281,893	$58,221	$71,128	$510,037	$561,488

Change in units:
Beginning units	11,426	12,481	3,256	3,429	29,626	32,676

Units purchased	1	1	0	0	130	108
Units redeemed	(889)	(1,056)	(686)	(173)	(2,739)	(3,158)

Ending units	10,538	11,426	2,570	3,256	27,017	29,626

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Goldman Sachs Variable Insurance Trust - Institutional Shares
	Large Cap Value Subaccount		U.S. Equity Insights Subaccount		Strategic Growth Subaccount
	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$30,546	$21,152	$6,021	$2,922	$(1,837)	$(1,088)
Reinvested capital gains	679,412	379,591	28,857	0	160,873	29,060
Realized gain (loss)	93,217	75,310	22,721	12,731	60,084	33,997
Unrealized gain (loss)	(373,508)	405,862	30,593	121,857	(115,651)	134,374

Net increase (decrease) in contract owners’ equity from operations	429,667	881,915	88,192	137,510	103,469	196,343

Equity transactions:
Contract purchase payments	161,780	178,350	32,692	30,646	48,709	77,300
Transfers (to) and from other subaccounts	(108,718)	7,082	44,910	(10,344)	(40,580)	26,573
Transfers (to) and from fixed dollar contract	(23,502)	(40,653)	13,301	(1,588)	(48,130)	6,729
Withdrawals, surrenders and death benefit payments	(82,728)	(136,989)	(3,886)	(2,656)	(13,488)	(26,096)
Surrender charges (note 2)	(4,732)	(49,453)	(971)	0	(822)	(2,498)
Lapse charges (note 2)	(1,708)	(522)	0	0	0	(207)
Cost of insurance and other administrative fees (note 2)	(129,124)	(119,460)	(19,968)	(17,018)	(31,533)	(28,515)

Net equity transactions	(188,732)	(161,645)	66,078	(960)	(85,844)	53,286

Net change in contract owners’ equity	240,935	720,270	154,270	136,550	17,625	249,629
Contract owners’ equity:
Beginning of period	3,531,963	2,811,693	513,196	376,646	849,811	600,182

End of period	$3,772,898	$3,531,963	$667,466	$513,196	$867,436	$849,811

Change in units:
Beginning units	219,972	231,570	33,776	33,836	57,870	53,719

Units purchased	18,568	21,402	8,299	3,669	7,202	13,715
Units redeemed	(28,918)	(33,000)	(4,040)	(3,729)	(12,702)	(9,564)

Ending units	209,622	219,972	38,035	33,776	52,370	57,870

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Lazard Retirement Series, Inc. - Service Shares
	Emerging Markets Equity Subaccount		U.S. Small-Mid Cap Equity Subaccount		U.S. Strategic Equity Subaccount		International Equity Subaccount
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$71,596	$52,788	$(18,046)	$(17,094)	$277	$246	$3,762	$2,489
Reinvested capital gains	60,514	39,897	551,140	399,663	10,716	4,948	0	0
Realized gain (loss)	165,193	148,559	(47,868)	(67,996)	3,329	916	5,139	3,113
Unrealized gain (loss)	(628,648)	(385,935)	(147,808)	587,357	(2,716)	4,605	(27,211)	49,634

Net increase (decrease) in contract owners’ equity from operations	(331,345)	(144,691)	337,418	901,930	11,606	10,715	(18,310)	55,236

Equity transactions:
Contract purchase payments	346,023	415,757	160,084	170,562	8,786	7,591	25,578	24,143
Transfers (to) and from other subaccounts	51,395	(83,978)	(136,723)	16,247	10,626	4,813	29,824	45,308
Transfers (to) and from fixed dollar contract	(185,627)	(81,652)	(53,282)	(17,856)	(823)	(54)	4,119	(1,600)
Withdrawals, surrenders and death benefit payments	(289,707)	(330,561)	(137,856)	(97,413)	(437)	(247)	(16,919)	(18,765)
Surrender charges (note 2)	(32,393)	(30,518)	(17,741)	(15,944)	(1)	(56)	(1,112)	(2,825)
Lapse charges (note 2)	(1,609)	(68)	(928)	970	0	0	0	3,162
Cost of insurance and other administrative fees (note 2)	(261,148)	(294,014)	(132,029)	(131,051)	(2,391)	(1,784)	(15,961)	(12,714)

Net equity transactions	(373,066)	(405,034)	(318,475)	(74,485)	15,760	10,263	25,529	36,709

Net change in contract owners’ equity	(704,411)	(549,725)	18,943	827,445	27,366	20,978	7,219	91,945
Contract owners’ equity:
Beginning of period	6,879,078	7,428,803	3,485,653	2,658,208	54,054	33,076	353,563	261,618

End of period	$6,174,667	$6,879,078	$3,504,596	$3,485,653	$81,420	$54,054	$360,782	$353,563

Change in units:
Beginning units	176,365	186,690	108,078	110,661	3,726	2,898	28,447	25,230

Units purchased	24,127	22,087	9,321	11,946	2,793	1,176	5,953	7,393
Units redeemed	(33,244)	(32,412)	(18,792)	(14,529)	(1,589)	(348)	(3,871)	(4,176)

Ending units	167,248	176,365	98,607	108,078	4,930	3,726	30,529	28,447

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Fidelity® Variable Insurance Products Fund - Service Class 2
	VIP Mid Cap Subaccount		VIP Contrafund® Subaccount		VIP Growth Subaccount
	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(77,484)	$(38,199)	$32,625	$39,542	$(17,301)	$(13,818)
Reinvested capital gains	336,662	1,709,601	322,748	4,098	0	2,007
Realized gain (loss)	390,440	379,678	825,567	496,566	232,740	161,103
Unrealized gain (loss)	96,726	1,808,814	464,204	3,160,958	118,748	724,459

Net increase (decrease) in contract owners’ equity from operations	746,344	3,859,894	1,645,144	3,701,164	334,187	873,751

Equity transactions:
Contract purchase payments	677,122	751,001	739,266	804,582	201,368	203,175
Transfers (to) and from other subaccounts	(506,209)	36,758	(232,189)	80,290	(21,817)	(109,165)
Transfers (to) and from fixed dollar contract	(129,389)	(185,054)	(169,129)	(231,413)	(65,074)	(42,742)
Withdrawals, surrenders and death benefit payments	(450,273)	(959,929)	(794,522)	(1,009,436)	(131,887)	(141,372)
Surrender charges (note 2)	(51,885)	(108,891)	(112,207)	(125,158)	(21,393)	(36,460)
Lapse charges (note 2)	(5,743)	(3,410)	(4,831)	(2,286)	(62)	0
Cost of insurance and other administrative fees (note 2)	(526,183)	(505,276)	(516,326)	(492,998)	(129,675)	(118,984)

Net equity transactions	(992,560)	(974,801)	(1,089,938)	(976,419)	(168,540)	(245,548)

Net change in contract owners’ equity	(246,216)	2,885,093	555,206	2,724,745	165,647	628,203
Contract owners’ equity:
Beginning of period	14,490,954	11,605,861	15,691,033	12,966,288	3,277,328	2,649,125

End of period	$14,244,738	$14,490,954	$16,246,239	$15,691,033	$3,442,975	$3,277,328

Change in units:
Beginning units	440,223	475,478	741,075	795,971	272,923	297,796

Units purchased	33,793	41,522	77,069	84,603	33,047	30,537
Units redeemed	(62,829)	(76,777)	(125,783)	(139,499)	(45,759)	(55,410)

Ending units	411,187	440,223	692,361	741,075	260,211	272,923

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Fidelity® Variable Insurance Products Fund - Service Class 2
	VIP Equity-Income Subaccount		VIP Real Estate Subaccount
	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$65,743	$53,158	$14,137	$11,647
Reinvested capital gains	45,720	206,341	83,681	54,629
Realized gain (loss)	99,772	86,409	39,025	40,311
Unrealized gain (loss)	24,036	365,282	186,772	(104,727)

Net increase (decrease) in contract owners’ equity from operations	235,271	711,190	323,615	1,860

Equity transactions:
Contract purchase payments	197,437	218,171	48,948	132,840
Transfers (to) and from other subaccounts	(239,494)	102,641	205,946	11,826
Transfers (to) and from fixed dollar contract	(41,359)	127,051	(5,477)	(10,563)
Withdrawals, surrenders and death benefit payments	(136,924)	(364,969)	(132,316)	(44,665)
Surrender charges (note 2)	(10,336)	(33,434)	(7,285)	(8,956)
Lapse charges (note 2)	(218)	(95)	(1,327)	(4,769)
Cost of insurance and other administrative fees (note 2)	(122,323)	(115,088)	(41,343)	(39,163)

Net equity transactions	(353,217)	(65,723)	67,146	36,550

Net change in contract owners’ equity	(117,946)	645,467	390,761	38,410
Contract owners’ equity:
Beginning of period	3,326,234	2,680,767	1,142,731	1,104,321

End of period	$3,208,288	$3,326,234	$1,533,492	$1,142,731

Change in units:
Beginning units	175,133	179,083	51,598	50,290

Units purchased	14,355	31,886	15,323	14,128
Units redeemed	(32,601)	(35,836)	(13,175)	(12,820)

Ending units	156,887	175,133	53,746	51,598

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Janus Aspen Series - Service Shares
	Janus Subaccount		Global Research Subaccount		Balanced Subaccount		Overseas Subaccount
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(6,048)	$3,746	$11,840	$13,208	$47,598	$36,827	$146,437	$153,982
Reinvested capital gains	152,575	0	0	0	112,881	231,623	576,967	0
Realized gain (loss)	133,159	98,131	129,795	53,712	116,159	70,086	(104,878)	(125,743)
Unrealized gain (loss)	(37,652)	444,036	8,194	465,182	55,945	417,093	(1,332,978)	741,582

Net increase (decrease) in contract owners’ equity from operations	242,034	545,913	149,829	532,102	332,583	755,629	(714,452)	769,821

Equity transactions:
Contract purchase payments	83,034	97,330	131,120	121,533	301,220	278,632	395,890	447,004
Transfers (to) and from other subaccounts	(235,596)	(13,200)	(146,528)	(14,815)	(206,502)	43,355	(563,298)	(257,632)
Transfers (to) and from fixed dollar contract	(15,658)	(7,508)	(34,289)	(16,664)	(91,818)	(102,593)	(81,927)	(62,852)
Withdrawals, surrenders and death benefit payments	(24,383)	(202,493)	(86,396)	(56,974)	(103,228)	(180,594)	(156,147)	(196,405)
Surrender charges (note 2)	(3,643)	(12,067)	(6,582)	(6,872)	(20,183)	(25,894)	(15,805)	(33,616)
Lapse charges (note 2)	0	0	0	0	0	(184)	(4,112)	(1,091)
Cost of insurance and other administrative fees (note 2)	(56,485)	(59,424)	(73,426)	(72,083)	(163,648)	(156,358)	(200,964)	(216,604)

Net equity transactions	(252,731)	(197,362)	(216,101)	(45,875)	(284,159)	(143,636)	(626,363)	(321,196)

Net change in contract owners’ equity	(10,697)	348,551	(66,272)	486,227	48,424	611,993	(1,340,815)	448,625
Contract owners’ equity:
Beginning of period	2,293,472	1,944,921	2,444,065	1,957,838	4,614,956	4,002,963	6,360,436	5,911,811

End of period	$2,282,775	$2,293,472	$2,377,793	$2,444,065	$4,663,380	$4,614,956	$5,019,621	$6,360,436

Change in units:
Beginning units	209,669	229,415	251,632	256,246	226,761	233,886	195,577	206,197

Units purchased	10,136	12,857	21,125	21,867	22,992	23,841	18,809	20,754
Units redeemed	(33,298)	(32,603)	(42,638)	(26,481)	(36,465)	(30,966)	(37,471)	(31,374)

Ending units	186,507	209,669	230,119	251,632	213,288	226,761	176,915	195,577

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	J.P. Morgan Insurance Trust - Class I
	Small Cap Core Subaccount		Mid Cap Value Subaccount
	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(3,229)	$(4)	$12,055	$19,019
Reinvested capital gains	66,159	0	253,817	45,912
Realized gain (loss)	107,043	64,777	345,578	403,366
Unrealized gain (loss)	(104,628)	189,810	29,294	685,499

Net increase (decrease) in contract owners’ equity from operations	65,345	254,583	640,744	1,153,796

Equity transactions:
Contract purchase payments	31,777	46,977	190,833	203,220
Transfers (to) and from other subaccounts	31,564	95,335	(56,558)	119,513
Transfers (to) and from fixed dollar contract	(5,268)	(4,757)	(64,946)	(57,167)
Withdrawals, surrenders and death benefit payments	(178,222)	(28,995)	(224,137)	(511,408)
Surrender charges (note 2)	(36,202)	(1,756)	(23,631)	(41,517)
Lapse charges (note 2)	(192)	(383)	940	(2,655)
Cost of insurance and other administrative fees (note 2)	(27,182)	(26,057)	(155,447)	(147,974)

Net equity transactions	(183,725)	80,364	(332,946)	(437,988)

Net change in contract owners’ equity	(118,380)	334,947	307,798	715,808
Contract owners’ equity:
Beginning of period	913,173	578,226	4,650,893	3,935,085

End of period	$794,793	$913,173	$4,958,691	$4,650,893

Change in units:
Beginning units	34,156	30,546	132,034	146,697

Units purchased	4,080	8,819	12,257	15,624
Units redeemed	(10,907)	(5,209)	(21,078)	(30,287)

Ending units	27,329	34,156	123,213	132,034

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	MFS® Variable Insurance Trust - Service Class
	New Discovery Subaccount		Investors Growth Stock Subaccount		Mid Cap Growth Subaccount		Total Return Subaccount
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(2,413)	$(3,068)	$(718)	$(286)	$(2,918)	$(2,446)	$33,194	$32,423
Reinvested capital gains	104,389	4,672	17,787	8,681	56,956	1,679	76,674	0
Realized gain (loss)	42,327	21,846	11,493	11,495	17,919	13,680	126,271	66,204
Unrealized gain (loss)	(192,662)	163,482	2,794	50,705	(33,947)	115,758	(25,283)	390,482

Net increase (decrease) in contract owners’ equity from operations	(48,359)	186,932	31,356	70,595	38,010	128,671	210,856	489,109

Equity transactions:
Contract purchase payments	32,034	27,792	20,122	17,647	36,537	28,179	152,978	162,647
Transfers (to) and from other subaccounts	(141,966)	84,932	2,099	(390)	9,880	191	(245,645)	(1,082)
Transfers (to) and from fixed dollar contract	(4,544)	(23,787)	1,572	(2,498)	(2,644)	(1,769)	(9,618)	(29,786)
Withdrawals, surrenders and death benefit payments	(19,714)	(35,253)	(13,692)	(17,632)	(9,975)	(3,583)	(140,482)	(189,733)
Surrender charges (note 2)	(3,375)	(1,150)	(3,090)	(1,402)	(867)	(1,146)	(15,779)	(25,104)
Lapse charges (note 2)	0	0	0	0	0	(51)	(904)	(186)
Cost of insurance and other administrative fees (note 2)	(16,592)	(18,569)	(11,485)	(11,463)	(18,198)	(15,588)	(117,171)	(120,592)

Net equity transactions	(154,157)	33,965	(4,474)	(15,738)	14,733	6,233	(376,621)	(203,836)

Net change in contract owners’ equity	(202,516)	220,897	26,882	54,857	52,743	134,904	(165,765)	285,273
Contract owners’ equity:
Beginning of period	670,571	449,674	304,983	250,126	483,027	348,123	3,064,859	2,779,586

End of period	$468,055	$670,571	$331,865	$304,983	$535,770	$483,027	$2,899,094	$3,064,859

Change in units:
Beginning units	26,446	24,858	17,330	18,347	35,264	34,614	167,788	179,339

Units purchased	3,089	6,702	1,664	1,721	5,484	4,650	16,242	15,336
Units redeemed	(9,431)	(5,114)	(1,895)	(2,738)	(4,447)	(4,000)	(36,295)	(26,887)

Ending units	20,104	26,446	17,099	17,330	36,301	35,264	147,735	167,788

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	The Prudential Series Fund, Inc. - Class II
	Jennison Subaccount		Jennison 20/20 Focus Subaccount
	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(1,630)	$(1,382)	$(23,040)	$(23,353)
Reinvested capital gains	0	0	0	0
Realized gain (loss)	17,242	42,444	347,149	120,688
Unrealized gain (loss)	8,537	36,799	(19,334)	1,085,756

Net increase (decrease) in contract owners’ equity from operations	24,149	77,861	304,775	1,183,091

Equity transactions:
Contract purchase payments	16,110	16,090	231,004	256,370
Transfers (to) and from other subaccounts	9,995	(139,188)	(486,909)	(58,848)
Transfers (to) and from fixed dollar contract	(10,051)	(1,229)	(98,470)	(57,020)
Withdrawals, surrenders and death benefit payments	(6,152)	(10,528)	(129,801)	(127,630)
Surrender charges (note 2)	(826)	(508)	(16,438)	(24,032)
Lapse charges (note 2)	0	0	(3,252)	1,225
Cost of insurance and other administrative fees (note 2)	(8,578)	(7,681)	(184,951)	(177,556)

Net equity transactions	498	(143,044)	(688,817)	(187,491)

Net change in contract owners’ equity	24,647	(65,183)	(384,042)	995,600
Contract owners’ equity:
Beginning of period	268,046	333,229	5,205,090	4,209,490

End of period	$292,693	$268,046	$4,821,048	$5,205,090

Change in units:
Beginning units	10,544	17,838	178,401	185,237

Units purchased	1,495	882	12,696	13,844
Units redeemed	(1,454)	(8,176)	(35,077)	(20,680)

Ending units	10,585	10,544	156,020	178,401

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	PIMCO Variable Insurance Trust - Administrative Shares
	Real Return Subaccount		Total Return Subaccount		Global Bond Subaccount		CommodityRealReturn® Strategy Subaccount
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$35,268	$47,860	$89,165	$94,152	$60,105	$16,947	$(753)	$6,090
Reinvested capital gains	0	32,241	0	47,540	89,811	22,069	0	0
Realized gain (loss)	(36,882)	8,981	12,426	74,891	(47,376)	(41,129)	(46,113)	(63,820)
Unrealized gain (loss)	102,021	(553,709)	93,436	(363,303)	(51,642)	(324,965)	(15,735)	(27,290)

Net increase (decrease) in contract owners’ equity from operations	100,407	(464,627)	195,027	(146,720)	50,898	(327,078)	(62,601)	(85,020)

Equity transactions:
Contract purchase payments	240,645	275,352	321,034	350,135	187,578	227,393	23,940	28,236
Transfers (to) and from other subaccounts	(379,402)	17,529	(120,516)	58,489	(37,003)	(104,240)	(27,620)	(166,051)
Transfers (to) and from fixed dollar contract	(2,551)	(31,072)	(66,026)	(83,628)	(76,610)	(50,312)	11,965	(12,800)
Withdrawals, surrenders and death benefit payments	(146,748)	(107,152)	(296,859)	(894,924)	(49,539)	(97,960)	(34,678)	(11,597)
Surrender charges (note 2)	(16,095)	(14,946)	(14,971)	(92,448)	(8,082)	(20,076)	(807)	(88)
Lapse charges (note 2)	(1,255)	(40,792)	(1,305)	(1,134)	(12,673)	2,172	0	0
Cost of insurance and other administrative fees (note 2)	(174,385)	(200,202)	(202,060)	(220,630)	(114,289)	(140,595)	(13,097)	(18,794)

Net equity transactions	(479,791)	(101,283)	(380,703)	(884,140)	(110,618)	(183,618)	(40,297)	(181,094)

Net change in contract owners’ equity	(379,384)	(565,910)	(185,676)	(1,030,860)	(59,720)	(510,696)	(102,898)	(266,114)
Contract owners’ equity:
Beginning of period	3,962,297	4,528,207	5,425,777	6,456,637	3,117,920	3,628,616	336,233	602,347

End of period	$3,582,913	$3,962,297	$5,240,101	$5,425,777	$3,058,200	$3,117,920	$233,335	$336,233

Change in units:
Beginning units	227,403	234,170	307,393	355,956	170,998	180,784	25,395	38,517

Units purchased	31,446	57,133	47,296	68,170	38,604	39,390	9,765	4,741
Units redeemed	(57,896)	(63,900)	(67,868)	(116,733)	(44,368)	(49,176)	(13,394)	(17,863)

Ending units	200,953	227,403	286,821	307,393	165,234	170,998	21,766	25,395

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Calvert Variable Series, Inc.		Calvert Variable Products, Inc.	Dreyfus Variable Investment Fund - Service Shares
	VP SRI Equity Subaccount (note 4)		VP S&P 500 Index Subaccount	Appreciation Subaccount
	2014	2013	2014 (a)	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(732)	$(2,145)	$1,560	$4,928	$6,200
Reinvested capital gains	19,397	23,990	12,443	13,830	1,511
Realized gain (loss)	99,278	21,918	1,525	27,094	37,763
Unrealized gain (loss)	(120,738)	49,702	(421)	(14,080)	64,121

Net increase (decrease) in contract owners’ equity from operations	(2,795)	93,465	15,107	31,772	109,595

Equity transactions:
Contract purchase payments	12,089	26,639	0	24,299	30,423
Transfers (to) and from other subaccounts	(213,050)	16,659	158,361	(34,449)	68,786
Transfers (to) and from fixed dollar contract	(3,995)	873	(3,017)	(10,441)	(44,303)
Withdrawals, surrenders and death benefit payments	(186,589)	(39,265)	(12,591)	(73,474)	(112,271)
Surrender charges (note 2)	(2,398)	(7,775)	(1,395)	(1,588)	(61,487)
Lapse charges (note 2)	0	(839)	0	0	0
Cost of insurance and other administrative fees (note 2)	(5,890)	(18,238)	(5,785)	(17,175)	(19,893)

Net equity transactions	(399,833)	(21,946)	135,573	(112,828)	(138,745)

Net change in contract owners’ equity	(402,628)	71,519	150,680	(81,056)	(29,150)
Contract owners’ equity:
Beginning of period	402,628	331,109	0	573,210	602,360

End of period	$0	$402,628	$150,680	$492,154	$573,210

Change in units:
Beginning units	30,792	32,938	0	27,154	34,221

Units purchased	10,777	4,292	14,067	2,465	7,164
Units redeemed	(41,569)	(6,438)	(3,510)	(7,835)	(14,231)

Ending units	0	30,792	10,557	21,784	27,154

(a) Period from April 30, 2014, date of commencement of operations, to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Royce Capital Fund - Investment Class
	Small-Cap Subaccount		Micro-Cap Subaccount
	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(31,956)	$34,699	$(19,634)	$(379)
Reinvested capital gains	852,938	380,928	303,779	104,988
Realized gain (loss)	337,705	322,202	72,222	71,840
Unrealized gain (loss)	(962,953)	1,218,571	(526,863)	538,761

Net increase (decrease) in contract owners’ equity from operations	195,734	1,956,400	(170,496)	715,210

Equity transactions:
Contract purchase payments	378,297	388,497	261,241	267,221
Transfers (to) and from other subaccounts	(256,499)	262,967	(35,251)	(3,773)
Transfers (to) and from fixed dollar contract	(96,113)	(105,901)	(56,578)	(61,645)
Withdrawals, surrenders and death benefit payments	(236,991)	(539,514)	(110,978)	(214,884)
Surrender charges (note 2)	(22,669)	(55,404)	(14,842)	(44,345)
Lapse charges (note 2)	(296)	(349)	(1,013)	(603)
Cost of insurance and other administrative fees (note 2)	(259,811)	(254,251)	(155,218)	(161,631)

Net equity transactions	(494,082)	(303,955)	(112,639)	(219,660)

Net change in contract owners’ equity	(298,348)	1,652,445	(283,135)	495,550
Contract owners’ equity:
Beginning of period	7,690,113	6,037,668	4,138,498	3,642,948

End of period	$7,391,765	$7,690,113	$3,855,363	$4,138,498

Change in units:
Beginning units	221,535	232,635	141,814	149,907

Units purchased	19,972	29,803	16,211	18,526
Units redeemed	(33,701)	(40,903)	(19,983)	(26,619)

Ending units	207,806	221,535	138,042	141,814

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	The Universal Institutional Funds, Inc. (Morgan Stanley UIF)
	U.S. Real Estate Class I Subaccount		Core Plus Fixed Income Class II Subaccount		U.S. Real Estate Class II Subaccount		Growth Class II Subaccount
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$10,229	$4,927	$7,156	$7,243	$17,526	$8,558	$(1,735)	$(992)
Reinvested capital gains	0	0	0	0	0	0	21,548	10,747
Realized gain (loss)	35,057	36,511	1,608	525	69,790	45,599	44,832	19,268
Unrealized gain (loss)	323,244	(17,693)	11,695	(11,024)	408,343	(26,850)	(51,171)	76,537

Net increase (decrease) in contract owners’ equity from operations	368,530	23,745	20,459	(3,256)	495,659	27,307	13,474	105,560

Equity transactions:
Contract purchase payments	68,909	74,030	20,255	15,601	121,864	126,601	28,806	18,649
Transfers (to) and from other subaccounts	82,604	(5,192)	75,978	26,895	(14,219)	(12,716)	(9,066)	(2,172)
Transfers (to) and from fixed dollar contract	10,989	(25,072)	(23,532)	(5,856)	(50,040)	(15,642)	(25,422)	(2,046)
Withdrawals, surrenders and death benefit payments	(36,486)	(175,767)	(6,840)	(526)	(96,237)	(98,215)	(5,244)	(13,362)
Surrender charges (note 2)	(1,638)	(4,877)	(395)	(307)	(10,744)	(24,452)	(2,021)	(2,593)
Lapse charges (note 2)	776	(442)	(228)	0	(2,120)	(262)	0	0
Cost of insurance and other administrative fees (note 2)	(70,912)	(69,270)	(16,125)	(10,079)	(60,014)	(61,564)	(11,372)	(7,895)

Net equity transactions	54,242	(206,590)	49,113	25,728	(111,510)	(86,250)	(24,319)	(9,419)

Net change in contract owners’ equity	422,772	(182,845)	69,572	22,472	384,149	(58,943)	(10,845)	96,141
Contract owners’ equity:
Beginning of period	1,259,327	1,442,172	268,518	246,046	1,755,113	1,814,056	330,288	234,147

End of period	$1,682,099	$1,259,327	$338,090	$268,518	$2,139,262	$1,755,113	$319,443	$330,288

Change in units:
Beginning units	29,989	34,788	17,737	16,038	63,566	66,354	16,613	17,268

Units purchased	5,168	3,634	7,130	3,719	7,071	8,058	7,343	3,960
Units redeemed	(4,047)	(8,433)	(3,949)	(2,020)	(10,325)	(10,846)	(8,697)	(4,615)

Ending units	31,110	29,989	20,918	17,737	60,312	63,566	15,259	16,613

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	AIM Variable Insurance Funds - Series II (Invesco Variable Insurance Funds)		Legg Mason Partners Variable Equity Trust - Class I
	Invesco V.I. International Growth Subaccount		ClearBridge Variable All Cap Value Subaccount (note 4)		ClearBridge Variable Equity Income Subaccount		ClearBridge Variable Large Cap Value Subaccount
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$3,808	$1,276	$17,328	$1,975	$1,918	$1,235	$10,856	$1,665
Reinvested capital gains	0	0	59,744	18,944	0	0	48,666	6,912
Realized gain (loss)	9,915	1,966	(9,675)	3,637	8,867	5,922	16,096	7,514
Unrealized gain (loss)	(20,047)	27,615	(53,183)	39,885	3,256	9,122	(17,434)	18,457

Net increase (decrease) in contract owners’ equity from operations	(6,324)	30,857	14,214	64,441	14,041	16,279	58,184	34,548

Equity transactions:
Contract purchase payments	23,073	22,739	10,903	20,012	10,467	2,351	18,713	8,944
Transfers (to) and from other subaccounts	148,023	10,959	(246,294)	6,711	18,798	39,408	497,617	16,423
Transfers (to) and from fixed dollar contract	(637)	(2,323)	5,430	(5,898)	89	27	85	(1,158)
Withdrawals, surrenders and death benefit payments	(7,548)	(1,108)	(39,075)	0	(26,353)	(1,628)	(8,674)	(9,621)
Surrender charges (note 2)	(320)	(487)	(12,599)	0	(11)	0	(147)	(1,190)
Lapse charges (note 2)	0	2,646	0	0	0	(1,845)	0	0
Cost of insurance and other administrative fees (note 2)	(9,806)	(6,813)	(8,472)	(7,427)	(5,870)	(2,941)	(8,930)	(2,914)

Net equity transactions	152,785	25,613	(290,107)	13,398	(2,880)	35,372	498,664	10,484

Net change in contract owners’ equity	146,461	56,470	(275,893)	77,839	11,161	51,651	556,848	45,032
Contract owners’ equity:
Beginning of period	209,078	152,608	275,893	198,054	118,608	66,957	155,107	110,075

End of period	$355,539	$209,078	$0	$275,893	$129,769	$118,608	$711,955	$155,107

Change in units:
Beginning units	18,139	15,601	19,441	18,308	7,972	5,625	10,062	9,381

Units purchased	19,643	3,799	3,828	2,217	4,617	6,424	33,282	3,519
Units redeemed	(6,733)	(1,261)	(23,269)	(1,084)	(4,855)	(4,077)	(1,691)	(2,838)

Ending units	31,049	18,139	0	19,441	7,734	7,972	41,653	10,062

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Franklin Templeton Variable Insurance Products Trust - Class 2						Neuberger Berman Advisers Management Trust - Class S
	Franklin Income VIP Subaccount		Franklin Flex Cap VIP Subaccount		Templeton Foreign VIP Subaccount		AMT Mid Cap Intrinsic Value Subaccount
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$227,696	$268,114	$(2,395)	$(2,169)	$22,963	$27,686	$43	$506
Reinvested capital gains	0	0	58,170	1,008	0	0	4,936	0
Realized gain (loss)	101,672	34,345	35,598	8,975	53,091	28,899	10,699	1,821
Unrealized gain (loss)	(124,422)	278,722	(67,638)	113,693	(295,471)	269,511	9,107	43,821

Net increase (decrease) in contract owners’ equity from operations	204,946	581,181	23,735	121,507	(219,417)	326,096	24,785	46,148

Equity transactions:
Contract purchase payments	227,501	247,579	24,571	28,337	81,710	94,931	10,408	9,641
Transfers (to) and from other subaccounts	(121,090)	430,423	(50,497)	6,580	27,745	154,363	(10,358)	45,248
Transfers (to) and from fixed dollar contract	(110,916)	(51,481)	(5,477)	(6,991)	(7,634)	(28,214)	(3,391)	(631)
Withdrawals, surrenders and death benefit payments	(143,834)	(138,841)	(20,214)	(5,354)	(79,483)	(80,464)	(15,962)	(7,435)
Surrender charges (note 2)	(11,852)	(26,076)	(876)	(211)	(3,488)	(9,265)	0	(677)
Lapse charges (note 2)	(473)	0	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(169,636)	(160,287)	(15,273)	(13,866)	(59,045)	(52,098)	(6,939)	(5,521)

Net equity transactions	(330,300)	301,317	(67,766)	8,495	(40,195)	79,253	(26,242)	40,625

Net change in contract owners’ equity	(125,354)	882,498	(44,031)	130,002	(259,612)	405,349	(1,457)	86,773
Contract owners’ equity:
Beginning of period	5,063,153	4,180,655	457,208	327,206	1,888,392	1,483,043	208,599	121,826

End of period	$4,937,799	$5,063,153	$413,177	$457,208	$1,628,780	$1,888,392	$207,142	$208,599

Change in units:
Beginning units	326,221	304,629	29,259	28,574	137,416	131,721	14,252	11,295

Units purchased	42,063	54,472	2,624	2,891	20,966	28,031	2,225	4,318
Units redeemed	(61,896)	(32,880)	(6,777)	(2,206)	(24,011)	(22,336)	(3,920)	(1,361)

Ending units	306,388	326,221	25,106	29,259	134,371	137,416	12,557	14,252

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	ALPS Variable Investors Trust - Class II
	Ibbotson Conservative ETF Asset Allocation Subaccount		Ibbotson Income & Growth ETF Asset Allocation Subaccount		Ibbotson Balanced ETF Asset Allocation Subaccount
	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$3,164	$4,070	$1,088	$1,047	$5,268	$4,533
Reinvested capital gains	8,088	6,311	4,121	1,354	14,749	3,387
Realized gain (loss)	223	(560)	3,085	1,533	19,049	15,456
Unrealized gain (loss)	498	1,594	(2,742)	5,118	(1,248)	42,848

Net increase (decrease) in contract owners’ equity from operations	11,973	11,415	5,552	9,052	37,818	66,224

Equity transactions:
Contract purchase payments	29,322	19,042	16,669	14,449	78,635	68,117
Transfers (to) and from other subaccounts	28,596	(56,065)	85,680	21,030	324,621	19,928
Transfers (to) and from fixed dollar contract	(2,295)	3,591	(1,373)	(7,902)	(21,536)	(2,021)
Withdrawals, surrenders and death benefit payments	(29,583)	(20,101)	0	0	(34,555)	(30,357)
Surrender charges (note 2)	(273)	(3,378)	0	0	(1,530)	(5,420)
Lapse charges (note 2)	0	0	0	0	5,840	(5,840)
Cost of insurance and other administrative fees (note 2)	(14,395)	(12,751)	(15,570)	(5,264)	(56,889)	(40,327)

Net equity transactions	11,372	(69,662)	85,406	22,313	294,586	4,080

Net change in contract owners’ equity	23,345	(58,247)	90,958	31,365	332,404	70,304
Contract owners’ equity:
Beginning of period	526,758	585,005	155,262	123,897	657,662	587,358

End of period	$550,103	$526,758	$246,220	$155,262	$990,066	$657,662

Change in units:
Beginning units	42,609	48,172	11,227	9,544	42,237	41,882

Units purchased	6,181	2,705	8,993	3,307	29,548	9,047
Units redeemed	(5,166)	(8,268)	(2,856)	(1,624)	(10,488)	(8,692)

Ending units	43,624	42,609	17,364	11,227	61,297	42,237

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	ALPS Variable Investors Trust - Class II				Federated Insurance Series - Service Shares
	Ibbotson Growth ETF Asset Allocation Subaccount		Ibbotson Aggressive Growth ETF Asset Allocation Subaccount		Kaufmann Fund II Subaccount
	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$14,785	$15,389	$3,390	$4,078	$(580)	$(147)
Reinvested capital gains	6,591	3,113	6,457	5,886	14,615	1,857
Realized gain (loss)	44,932	39,017	44,884	26,645	(2,010)	1,694
Unrealized gain (loss)	46,907	273,518	(18,644)	88,027	(4,487)	6,870

Net increase (decrease) in contract owners’ equity from operations	113,215	331,037	36,087	124,636	7,538	10,274

Equity transactions:
Contract purchase payments	188,631	141,293	147,106	46,013	9,906	2,437
Transfers (to) and from other subaccounts	418,548	316,658	8,989	44,014	37,674	106,493
Transfers (to) and from fixed dollar contract	6,907	(5,852)	(13,501)	(9,909)	(2,897)	(10,872)
Withdrawals, surrenders and death benefit payments	(132,594)	(188,468)	0	(1,978)	(40,046)	0
Surrender charges (note 2)	(3,209)	(16,874)	0	(312)	(677)	0
Lapse charges (note 2)	0	(1,038)	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(85,683)	(68,123)	(118,665)	(105,129)	(4,203)	(804)

Net equity transactions	392,600	177,596	23,929	(27,301)	(243)	97,254

Net change in contract owners’ equity	505,815	508,633	60,016	97,335	7,295	107,528
Contract owners’ equity:
Beginning of period	2,545,550	2,036,917	822,982	725,647	130,676	23,148

End of period	$3,051,365	$2,545,550	$882,998	$822,982	$137,971	$130,676

Change in units:
Beginning units	150,063	138,903	46,617	48,189	6,526	1,603

Units purchased	39,732	31,026	13,664	7,188	4,505	6,106
Units redeemed	(16,492)	(19,866)	(12,045)	(8,760)	(4,688)	(1,183)

Ending units	173,303	150,063	48,236	46,617	6,343	6,526

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Goldman Sachs Variable Insurance Trust - Service Shares
	Large Cap Value Subaccount		U.S. Equity Insights Subaccount		Strategic Growth Subaccount
	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$507	$129	$42	$7	$(53)	$(25)
Reinvested capital gains	17,866	7,957	309	0	3,409	217
Realized gain (loss)	1,355	7,027	366	244	365	219
Unrealized gain (loss)	(10,173)	5,583	98	795	(2,249)	981

Net increase (decrease) in contract owners’ equity from operations	9,555	20,696	815	1,046	1,472	1,392

Equity transactions:
Contract purchase payments	18,425	31,372	90	1,099	2,648	1,952
Transfers (to) and from other subaccounts	5,831	7,443	2,684	0	12,754	0
Transfers (to) and from fixed dollar contract	(558)	(12,084)	(14)	(1,087)	(10)	(786)
Withdrawals, surrenders and death benefit payments	(615)	0	0	0	(95)	0
Surrender charges (note 2)	(1,246)	0	0	0	(1,186)	(116)
Lapse charges (note 2)	0	(21,151)	0	0	0	(72)
Cost of insurance and other administrative fees (note 2)	(5,977)	(6,828)	(333)	(201)	(620)	(398)

Net equity transactions	15,860	(1,248)	2,427	(189)	13,491	580

Net change in contract owners’ equity	25,415	19,448	3,242	857	14,963	1,972
Contract owners’ equity:
Beginning of period	73,878	54,430	3,982	3,125	6,285	4,313

End of period	$99,293	$73,878	$7,224	$3,982	$21,248	$6,285

Change in units:
Beginning units	4,121	4,006	192	205	278	250

Units purchased	1,401	2,617	127	62	642	102
Units redeemed	(567)	(2,502)	(17)	(75)	(84)	(74)

Ending units	4,955	4,121	302	192	836	278

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Franklin Templeton Variable Insurance Products Trust - Class 4
	Franklin Income VIP Subaccount		Franklin Flex Cap Growth VIP Subaccount		Templeton Foreign VIP Subaccount		Franklin Founding Funds Allocation VIP Subaccount
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$2,954	$4,349	$(142)	$(105)	$1,419	$1,314	$7,786	$6,465
Reinvested capital gains	0	0	2,857	40	0	0	263	11,426
Realized gain (loss)	1,693	27,312	832	164	6,037	964	14,250	1,787
Unrealized gain (loss)	(3,036)	(14,304)	(2,459)	4,354	(17,764)	14,205	(14,988)	(6,415)

Net increase (decrease) in contract owners’ equity from operations	1,611	17,357	1,088	4,453	(10,308)	16,483	7,311	13,263

Equity transactions:
Contract purchase payments	29,253	23,684	2,821	4,302	12,205	12,805	11,414	2,620
Transfers (to) and from other subaccounts	22,957	(209,756)	1,426	0	14,972	11,313	240,242	14,800
Transfers (to) and from fixed dollar contract	0	3,436	(1,523)	(16)	(1,201)	(15)	704	1,846
Withdrawals, surrenders and death benefit payments	(1,999)	0	0	0	(127)	0	(8,724)	(1,698)
Surrender charges (note 2)	(3,967)	(228)	0	0	(1,582)	(193)	(353)	(948)
Lapse charges (note 2)	0	(40,179)	0	4,282	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(8,184)	(6,706)	(1,067)	(853)	(5,063)	(3,923)	(6,734)	(1,491)

Net equity transactions	38,060	(229,749)	1,657	7,715	19,204	19,987	236,549	15,129

Net change in contract owners’ equity	39,671	(212,392)	2,745	12,168	8,896	36,470	243,860	28,392
Contract owners’ equity:
Beginning of period	55,061	267,453	18,334	6,166	100,152	63,682	85,932	57,540

End of period	$94,732	$55,061	$21,079	$18,334	$109,048	$100,152	$329,792	$85,932

Change in units:
Beginning units	2,956	16,226	898	412	5,579	4,326	4,599	3,781

Units purchased	2,667	3,022	208	264	2,270	1,515	14,036	1,550
Units redeemed	(721)	(16,292)	(124)	222	(956)	(262)	(1,327)	(732)

Ending units	4,902	2,956	982	898	6,893	5,579	17,308	4,599

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2014 and 2013

	Ivy Funds Variable Insurance Portfolios, Inc.
	VIP Asset Strategy Subaccount		VIP Global Natural Resources Subaccount		VIP Science and Technology Subaccount		Total Subaccounts	Total Subaccounts
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(3,402)	$13,259	$(3,874)	$(4,190)	$(12,663)	$(8,902)	$594,610	$784,381
Reinvested capital gains	322,785	0	0	0	154,841	74,285	6,382,881	4,227,600
Realized gain (loss)	99,296	53,387	26,009	(11,218)	135,547	35,669	11,887,077	12,621,857
Unrealized gain (loss)	(569,584)	412,415	(132,599)	59,801	(241,209)	496,050	(1,914,188)	36,540,151

Net increase (decrease) in contract owners’ equity from operations	(150,905)	479,061	(110,464)	44,393	36,516	597,102	16,950,380	54,173,989

Equity transactions:
Contract purchase payments	113,603	119,063	42,369	38,673	151,645	127,150	14,481,253	15,718,927
Transfers (to) and from other subaccounts	272,649	213,784	227,412	1,934	66,955	436,385	0	0
Transfers (to) and from fixed dollar contract	92,275	(5,551)	(10,801)	(15,603)	(1,452)	13,154	(2,936,033)	(3,284,693)
Withdrawals, surrenders and death benefit payments	(333,561)	(50,973)	(78,035)	(20,734)	(149,988)	(33,234)	(17,957,403)	(14,286,931)
Surrender charges (note 2)	(23,373)	(5,693)	(5,154)	(4,335)	(2,665)	(2,815)	(1,198,571)	(1,520,267)
Lapse charges (note 2)	0	(559)	0	(399)	(670)	(514)	(68,846)	(167,631)
Cost of insurance and other administrative fees (note 2)	(101,512)	(90,603)	(28,170)	(27,152)	(111,976)	(85,675)	(11,884,455)	(11,989,923)

Net equity transactions	20,081	179,468	147,621	(27,616)	(48,151)	454,451	(19,564,055)	(15,530,518)

Net change in contract owners’ equity	(130,824)	658,529	37,157	16,777	(11,635)	1,051,553	(2,613,675)	38,643,471
Contract owners’ equity:
Beginning of period	2,581,553	1,923,024	664,629	647,852	2,033,353	981,800	274,181,685	235,538,214

End of period	$2,450,729	$2,581,553	$701,786	$664,629	$2,021,718	$2,033,353	$271,568,010	$274,181,685

Change in units:
Beginning units	143,644	132,897	45,410	47,362	72,357	54,231	11,426,478	11,934,976

Units purchased	35,994	28,404	25,864	10,319	20,005	27,449	1,858,145	2,030,852
Units redeemed	(34,615)	(17,657)	(15,724)	(12,271)	(21,930)	(9,323)	(2,550,286)	(2,539,350)

Ending units	145,023	143,644	55,550	45,410	70,432	72,357	10,734,337	11,426,478

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Notes to Financial Statements	December 31, 2014

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A.	Organization and Nature of Operations

Ohio National Variable Account R (the “Account”) is a separate account of Ohio National Life Assurance Corporation (“ONLAC”) established as a funding vehicle for variable universal life (“VUL”) insurance policies. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from ONLAC’s other assets and liabilities. The portion of the Account’s assets applicable to the variable insurance life policies is not chargeable with liabilities arising out of any other business ONLAC may conduct.

ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”). The variable life insurance policies are sold by registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of ONLIC and is the principal underwriter of the contracts. ONLAC pays ONEQ a sales commission based on a pre-determined percentage of each purchase payment and ONEQ pays a portion of that fee to broker-dealers. The commission percentage paid to broker-dealers may vary by product.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

Ohio National Fund, Inc.: Equity, Money Market, Bond, Omni, International, Capital Appreciation, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, S&P 500® Index, Strategic Value, High Income Bond, Capital Growth, Nasdaq-100® Index, Bristol, Bryton Growth, Balanced, Target VIP, and Bristol Growth

Janus Aspen Series - Institutional Shares: Janus, Global Research, and Balanced

Wells Fargo Advantage Variable Trust Funds: Opportunity, Small Cap Value, and Discovery

Goldman Sachs Variable Insurance Trust - Institutional Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity, U.S. Small-Mid Cap Equity, U.S. Strategic Equity, and International Equity

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Contrafund®, VIP Growth, VIP Equity-Income, and VIP Real Estate

Janus Aspen Series - Service Shares: Janus, Global Research, Balanced, and Overseas

J.P. Morgan Insurance Trust - Class I: Small Cap Core and Mid Cap Value

MFS® Variable Insurance Trust - Service Class: New Discovery, Investors Growth Stock, Mid Cap Growth, and Total Return

The Prudential Series Fund, Inc. - Class II: Jennison and Jennison 20/20 Focus

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Total Return, Global Bond, and CommodityRealReturn® Strategy

Calvert Variable Products, Inc.: VP S&P 500 Index

Dreyfus Variable Investment Fund - Service Class: Appreciation

Royce Capital Fund - Investment Class: Small-Cap and Micro-Cap

The Universal Institutional Funds, Inc. (Morgan Stanley UIF): U.S. Real Estate Class I, Core Plus Fixed Income Class II, U.S. Real Estate Class II, and Growth Class II

AIM Variable Insurance Funds - Series II (Invesco Variable Insurance Funds): Invesco V.I. International Growth

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Equity Income, and ClearBridge Variable Large Cap Value

Franklin Templeton Variable Insurance Products Trust - Class 2: Franklin Income VIP, Franklin Flex Cap Growth VIP, and Templeton Foreign VIP

Neuberger Berman Advisers Management Trust - S Class: AMT Mid Cap Intrinsic Value

ALPS Variable Investors Trust - Class II: Ibbotson Conservative ETF Asset Allocation, Ibbotson Income & Growth ETF Asset Allocation, Ibbotson Balanced ETF Asset Allocation, Ibbotson Growth ETF Asset Allocation, and Ibbotson Aggressive Growth ETF Asset Allocation

Federated Insurance Series - Service Shares: Kaufmann Fund II

Goldman Sachs Variable Insurance Trust - Service Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Franklin Templeton Variable Insurance Products Trust - Class 4: Franklin Income VIP, Franklin Flex Cap Growth VIP, Templeton Foreign VIP, and Franklin Founding Funds Allocation VIP

Ivy Funds Variable Insurance Portfolios, Inc.: VIP Asset Strategy, VIP Global Natural Resources, and VIP Science and Technology

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest and financial risks; the issuers’ abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc., in which the Account invests. For these services, ONI recorded advisory fees of approximately $24.3 million and $19.8 million for the periods ended December 31, 2014 and 2013, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract (fixed account) maintained in the general account of ONLAC. The accompanying financial statements include only the contract owners’ premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ONLAC and are paid from its general account.

C.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2014.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Subsequent Events

Effective March 27, 2015,the Investors Growth Stock Series – Service Class of MFS® Variable Insurance Trust merged into the Massachusetts Investors Growth Stock Portfolio - Service Class of MFS® Variable Insurance Trust II.

The Account has evaluated for possible subsequent events through April 8, 2015, which is the date these financial statements were issued and there are no additional subsequent events to report.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk of the policies. ONLAC charges the Accounts’ assets for assuming those risks. Such charges will be assessed through the unit value calculation.

At the end of each valuation period, ONLAC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on net assets at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ONLAC is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.

As long as a VUL policy remains in force, and upon receipt of due proof of an insured’s death, death benefit proceeds will be paid from the Account to a designated beneficiary pursuant to the terms of the policy. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date, according to the death benefit option chosen by the policy owner. The amount of the benefit paid beyond the value of the related policy will be paid by ONLAC, and represents an expense of ONLAC rather than the Account.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge have some of the following components: distribution charge for premiums paid, federal tax charge for premiums paid, and state or local taxes on premium payments. Total premium expense charges assessed by ONLAC amounted to $610,976 and $666,195 for the periods ended December 31, 2014 and 2013, respectively.

A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge. The charges are assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charges.

The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred sales charges were $380,407 and $657,284 for the periods ended December 31, 2014 and 2013 respectively. The contingent deferred insurance underwriting charge varies with the age at issue or increase. The contingent deferred insurance underwriting charges were $818,165 and $862,981 for the periods ended December 31, 2014 and 2013 respectively.

All other fees assessed on contracts, including transfer fees, administrative fees, cost of insurance, maintenance fees, unit loads, and fees for optional riders, are charged to contracts upon the event related to the expense. These charges are also assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The table on the following pages illustrates product and contract level charges:

The following basic charge is assessed through reduction of daily unit values:

Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values	0.75%

The following charges are assessed through the redemption of units:

Premium Expense Charge
Deducted from premiums upon receipt.	1.25% to 7.50%
Premium Taxes
Deducted from premiums upon receipt. Variable depending on state of policy issue.	0% to 6%
Surrender Fees
Of stated surrendered amount upon full surrender, partial surrender, or lapse (per $1,000). Additional fees may be charged if surrender is within the first year of policy.	$7.32 to $60.00
Transfer Fees - per transfer
(currently no charge for the first 4 transfers each contract year)	$3 to $15
Administrative Fees
Upon the partial surrender amount.	the lesser of $25 or 2%
Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. (per $1,000)	$.00008 to $83.33
Maintenance Fee
Deducted monthly.	$5 to $10
Unit Load
Deducted monthly. Charge is based on the issue age of the younger insured.	$0.033 to $0.05
Death Benefit Guarantee Option
Deducted monthly.
Stated amount for 10 year to age 70 guarantee (per $1,000)	$0.01
Stated amount of the guarantee to maturity (per $1,000)	$0.01 to $0.03
Term Rider
Deducted monthly. Provides additional death benefit on the life of the policyholder. (per $1,000)	$0.01 to $83.33
Additional Insured Term
Deducted Monthly. Provides additional death benefit on the life of another person. (per $1,000)	$0.01 to $83.33
Spousal Insured Term
Deducted Monthly. Provides additional death benefit on the life of the insured spouse. (per $1,000)	$0.01 to $83.33
Family Term Life Insurance
Deducted monthly. Provides term insurance coverage on all current and future children. Regardless of the number of children. (per $1,000)	$0.44
Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.90
Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured’s sole cause of death is an accident. (per $1,000)	$0.05 to $0.29
Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. There may be an administrative charge if permitted under state law.	$100
Exchange of Life Insured - per exchange
Allows the insured life to be changed.	$75
Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.02 to $0.19

Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1,000)	$0.01 to $0.18
Preferred Loan Rider
Deducted monthly. Allows a policy loan after 10 years without large out-of-pocket interest charges. Charge is equal to annual charge of 0.20% of Accumulation Value (annualized).	0.20%
Joint Term Life Rider
Deducted monthly. Provides for the purchase of additional second to die term insurance as part or your policy. (per $1,000)	$0.00008 to $83.33
Double Coverage Rider
Deducted monthly. Provides for payment of double the death benefit if both the insureds die within the first four policy years. (per $1,000)	$0.00008 to $83.33
Single Term Life Rider
Deducted monthly. Allows the purchase of additional term life insurance on one of the insureds. (per $1,000)	$0.05 to $83.33
Family Split Option Rider
Deducted monthly. Enables the dividing of a policy into two individual policies in the event of divorce or tax law changes. (per $1,000)	$0.005
Waiver of Premium at First Death
Deducted monthly. Credits a stipulated premium to the policy upon the death of the first insured to die. (per $1,000)	$0.01 to $0.59

Further information regarding fees, terms, and availability is provided in the prospectus for each of the products available through the Account.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of ONLAC which is taxed as an insurance company under the Internal Revenue Code. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account upon redemption of the Fund shares. Taxes are the responsibility of the contract owner upon surrender or withdrawal. Accordingly, ONLAC does not provide income taxes within the Account.

(4)	Fund Mergers and Replacements

Effective December 5, 2014, the ClearBridge Variable All Cap Value Portfolio - Class I of Legg Mason Partners Variable Equity Trust was merged into the ClearBridge Variable Large Cap Value Portfolio - Class I of Legg Mason Partners Variable Equity Trust.

Effective April 30, 2014, the Calvert VP SRI Equity Portfolio of Calvert Variable Series, Inc. was merged into the Calvert VP S&P 500 Index Portfolio of Calvert Variable Products, Inc.

Effective December 20, 2013, the Millennium Portfolio of Ohio National Fund, Inc. was merged into the Small Cap Growth Portfolio of Ohio National Fund, Inc. The Income Opportunity Portfolio and the U.S. Equity Portfolio of Ohio National Fund, Inc. merged into the Balanced Portfolio of Ohio National Fund, Inc. The Target Equity/Income Portfolio of Ohio National Fund, Inc. merged into the Target VIP Portfolio of Ohio National Fund, Inc.

Effective April 29, 2011, the Invesco Van Kampen V.I. International Growth Equity Fund Series II of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) was merged into the Invesco V.I. International Growth Fund Series II of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Effective May 28, 2010, the International Growth Equity Portfolio of The Universal Institutional Funds, Inc. – Class II was merged into a newly-organized fund, the Invesco Van Kampen V.I. International Growth Equity Fund of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

(5)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:

Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in privately-traded registered mutual funds with readily determinable NAV. The Account has the ability to redeem its interest in the funds with the investee at NAV daily.

Level 2:

Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3:

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The following is a summary of the inputs used in valuing the Account’s assets at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Separate Account Investments*	$271,568,010	$0	$0	$271,568,010

*	Refer to Note 1.B. for listing of individual Separate Account Investments.

The Account’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end.

There were no transfers into, or out of, Level 1, Level 2, or Level 3 for the period ended December 31, 2014.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:

	Purchases	Sales
Ohio National Fund, Inc.:
Equity Subaccount	$1,846,867	$3,995,982
Money Market Subaccount	10,179,123	9,999,066
Bond Subaccount	651,517	597,770
Omni Subaccount	713,341	1,145,888
International Subaccount	800,560	1,531,528
Capital Appreciation Subaccount	861,490	2,138,492
International Small-Mid Company Subaccount	498,497	1,153,563
Aggressive Growth Subaccount	326,008	795,321
Small Cap Growth Subaccount	760,622	3,166,810
Mid Cap Opportunity Subaccount	773,998	2,259,148
S&P 500® Index Subaccount	2,479,385	3,855,847
Strategic Value Subaccount	429,158	203,518
High Income Bond Subaccount	494,081	958,103
Capital Growth Subaccount	245,510	368,465
Nasdaq-100® Index Subaccount	353,903	401,472
Bristol Subaccount	56,196	108,055
Bryton Growth Subaccount	144,498	244,865
Balanced Subaccount	108,162	119,986
Target VIP Subaccount	94,083	102,903
Bristol Growth Subaccount	34,312	55,861
Janus Aspen Series - Institutional Shares:
Janus Subaccount	887,332	737,226
Global Research Subaccount	223,355	478,576
Balanced Subaccount	504,925	761,539
Wells Fargo Advantage Variable Trust Funds:
Opportunity Subaccount	158	24,654
Small Cap Value Subaccount	209	16,864
Discovery Subaccount	67,554	54,841
Goldman Sachs Variable Insurance Trust - Institutional Shares:
Large Cap Value Subaccount	1,033,538	512,312
U.S. Equity Insights Subaccount	169,771	68,815
Strategic Growth Subaccount	271,872	198,680
Lazard Retirement Series, Inc. - Service Shares:
Emerging Markets Equity Subaccount	1,105,952	1,346,908
U.S. Small-Mid Cap Equity Subaccount	842,154	627,535
U.S. Strategic Equity Subaccount	52,972	26,219
International Equity Subaccount	78,709	49,418
Fidelity® Variable Insurance Products Fund - Service Class 2:
VIP Mid Cap Subaccount	1,431,247	2,164,629
VIP Contrafund® Subaccount	2,080,908	2,815,473
VIP Growth Subaccount	409,394	595,235
VIP Equity-Income Subaccount	406,980	648,734
VIP Real Estate Subaccount	499,408	334,444
Janus Aspen Series - Service Shares:
Janus Subaccount	266,248	372,452
Global Research Subaccount	226,395	430,656
Balanced Subaccount	652,010	775,690
Overseas Subaccount	1,324,505	1,227,464
J.P. Morgan Insurance Trust - Class I:
Small Cap Core Subaccount	176,285	297,080
Mid Cap Value Subaccount	729,268	796,342
MFS® Variable Insurance Trust - Service Class:
New Discovery Subaccount	176,679	228,860
Investors Growth Stock Subaccount	48,133	35,538
Mid Cap Growth Subaccount	132,130	63,359
Total Return Subaccount	420,587	687,340
The Prudential Series Fund, Inc. - Class II:
Jennison Subaccount	38,931	40,063
Jennison 20/20 Focus Subaccount	360,682	1,072,539
PIMCO Variable Insurance Trust - Administrative Shares:
Real Return Subaccount	614,553	1,059,076
Total Return Subaccount	953,954	1,245,492
Global Bond Subaccount	875,657	836,359
CommodityRealReturn® Strategy Subaccount	138,569	179,619
Calvert Variable Products, Inc.:
VP S&P 500 Index Subaccount	197,335	47,759
Calvert Variable Series, Inc.:
VP SRI Equity Subaccount	158,966	540,134
Dreyfus Variable Investment Fund - Service Shares:
Appreciation Subaccount	73,657	167,727
Royce Capital Fund - Investment Class:
Small-Cap Subaccount	1,513,779	1,186,879
Micro-Cap Subaccount	750,199	578,693

	Purchases	Sales
The Universal Institutional Funds, Inc. (Morgan Stanley UIF):
U.S. Real Estate Class I Subaccount	267,477	203,006
Core Plus Fixed Income Class II Subaccount	120,414	64,145
U.S. Real Estate Class II Subaccount	238,267	332,251
Growth Class II Subaccount	171,163	175,669
AIM Variable Insurance Funds - Series II (Invesco Variable Insurance Funds):
Invesco V.I. International Growth Subaccount	235,164	78,571
Legg Mason Partners Variable Equity Trust - Class I:
ClearBridge Variable All Cap Value Subaccount	122,102	335,137
ClearBridge Variable Equity Income Subaccount	72,956	73,918
ClearBridge Variable Large Cap Value Subaccount	587,517	29,331
Franklin Templeton Variable Insurance Products Trust - Class 2:
Franklin Income VIP Subaccount	925,579	1,028,183
Franklin Flex Cap Growth VIP Subaccount	99,293	111,284
Templeton Foreign VIP Subaccount	314,826	332,058
Neuberger Berman Advisers Management Trust - S Class:
AMT Mid Cap Intrinsic Value Subaccount	39,100	60,363
ALPS Variable Investors Trust - Class II:
Ibbotson Conservative ETF Asset Allocation Subaccount	89,968	67,344
Ibbotson Income & Growth ETF Asset Allocation Subaccount	132,261	41,646
Ibbotson Balanced ETF Asset Allocation Subaccount	479,287	164,684
Ibbotson Growth ETF Asset Allocation Subaccount	717,159	303,183
Ibbotson Aggressive Growth ETF Asset Allocation Subaccount	256,797	223,021
Federated Insurance Series - Service Shares:
Kaufmann Fund II Subaccount	108,512	94,720
Goldman Sachs Variable Insurance Trust - Service Shares:
Large Cap Value Subaccount	45,555	11,322
U.S. Equity Insights Subaccount	3,194	416
Strategic Growth Subaccount	18,856	2,009
Franklin Templeton Variable Insurance Products Trust - Class 4:
Franklin Income VIP Subaccount	55,673	14,659
Franklin Flex Cap Growth VIP Subaccount	7,152	2,780
Templeton Foreign VIP Subaccount	37,282	16,659
Franklin Founding Funds Allocation VIP Subaccount	270,726	26,128
Ivy Funds Variable Insurance Portfolios, Inc.:
VIP Asset Strategy Subaccount	964,924	625,460
VIP Global Natural Resources Subaccount	379,499	235,752
VIP Science and Technology Subaccount	717,722	623,695

	$49,224,696	$61,811,260

(6)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value (fair value represents the contracts in accumulation period) as of December 31, expenses, total return, and investment income ratio for the periods then ended, for the respective subaccounts and products:

		Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Ohio National Fund, Inc.:
Equity Subaccount
	2014	431,683	$46.594336	$20,113,962	0.75%	13.22%	0.32%
	2013	479,507	$41.154207	$19,733,744	0.75%	36.67%	0.91%
	2012	513,630	$30.112731	$15,466,810	0.75%	14.83%	1.36%
	2011	573,090	$26.224189	$15,028,808	0.75%	-4.10%	0.85%
	2010	624,818	$27.344216	$17,085,152	0.75%	7.11%	0.20%

Money Market Subaccount
	2014	261,920	$21.228851	$5,560,258	0.75%	-0.74%	0.00%
	2013	251,453	$21.388062	$5,378,084	0.75%	-0.74%	0.00%
	2012	279,007	$21.548469	$6,012,168	0.75%	-0.75%	0.00%
	2011	328,055	$21.710959	$7,122,392	0.75%	-0.74%	0.00%
	2010	332,089	$21.873341	$7,263,895	0.75%	-0.74%	0.00%

Bond Subaccount
	2014	108,370	$40.397157	$4,377,845	0.75%	5.10%	0.00%
	2013	106,017	$38.437500	$4,075,022	0.75%	-2.65%	0.00%
	2012	117,905	$39.485628	$4,655,567	0.75%	6.46%	0.00%
	2011	104,276	$37.090581	$3,867,651	0.75%	5.57%	0.00%
	2010	110,965	$35.133786	$3,898,624	0.75%	7.03%	0.00%

Omni Subaccount
	2014	151,720	$46.181020	$7,006,595	0.75%	11.29%	0.94%
	2013	161,960	$41.497639	$6,720,951	0.75%	29.56%	1.05%
	2012	175,904	$32.029264	$5,634,068	0.75%	11.21%	1.30%
	2011	190,577	$28.801995	$5,488,983	0.75%	-4.83%	1.25%
	2010	204,988	$30.263414	$6,203,641	0.75%	12.35%	1.55%

International Subaccount
	2014	306,689	$21.785633	$6,681,408	0.75%	-10.13%	0.00%
	2013	335,848	$24.240217	$8,141,031	0.75%	10.85%	0.00%
	2012	362,751	$21.866998	$7,932,265	0.75%	19.35%	0.00%
	2011	395,709	$18.321327	$7,249,914	0.75%	-16.04%	0.00%
	2010	427,261	$21.821251	$9,323,365	0.75%	15.88%	0.00%

Capital Appreciation Subaccount
	2014	199,740	$58.925066	$11,769,712	0.75%	7.74%	0.25%
	2013	221,430	$54.694273	$12,110,942	0.75%	33.51%	0.44%
	2012	233,495	$40.967471	$9,565,688	0.75%	16.71%	0.60%
	2011	259,094	$35.100602	$9,094,366	0.75%	-2.38%	0.38%
	2010	278,877	$35.957535	$10,027,722	0.75%	16.12%	0.23%

Millennium Subaccount (note 4)
	2012	255,301	$32.897398	$8,398,749	0.75%	8.62%	0.00%
	2011	282,100	$30.285808	$8,543,630	0.75%	-1.61%	0.00%
	2010	303,399	$30.782145	$9,339,272	0.75%	23.37%	0.00%

International Small-Mid Company Subaccount
	2014	126,904	$38.036612	$4,826,984	0.75%	-9.47%	0.00%
	2013	141,987	$42.015762	$5,965,713	0.75%	26.73%	0.00%
	2012	147,741	$33.154044	$4,898,225	0.75%	21.77%	0.00%
	2011	167,008	$27.225826	$4,546,932	0.75%	-18.13%	0.00%
	2010	177,019	$33.253575	$5,886,518	0.75%	18.84%	0.00%

Aggressive Growth Subaccount
	2014	238,176	$16.660185	$3,968,051	0.75%	8.78%	0.00%
	2013	266,753	$15.314874	$4,085,281	0.75%	30.46%	0.00%
	2012	293,292	$11.738881	$3,442,921	0.75%	21.95%	0.00%
	2011	306,917	$9.626024	$2,954,393	0.75%	-5.97%	0.00%
	2010	318,548	$10.236871	$3,260,935	0.75%	9.14%	0.00%

Small Cap Growth Subaccount
	2014	367,786	$33.419477	$12,291,219	0.75%	9.82%	0.00%
	2013	444,452	$30.432049	$13,525,573	0.75%	44.21%	0.00%
	2012	128,695	$21.103258	$2,715,881	0.75%	17.13%	0.00%
	2011	145,038	$18.016349	$2,613,058	0.75%	1.96%	0.00%
	2010	149,343	$17.670285	$2,638,929	0.75%	29.06%	0.00%

Mid Cap Opportunity Subaccount
	2014	232,630	$40.700556	$9,468,174	0.75%	10.68%	0.00%
	2013	270,306	$36.773694	$9,940,143	0.75%	31.47%	0.00%
	2012	294,694	$27.970647	$8,242,791	0.75%	18.81%	0.00%
	2011	334,484	$23.541822	$7,874,372	0.75%	-4.08%	0.00%
	2010	353,358	$24.543753	$8,672,728	0.75%	18.71%	0.00%

S&P 500® Index Subaccount
	2014	805,976	$32.131280	$25,897,054	0.75%	12.27%	1.26%
	2013	855,461	$28.619405	$24,482,797	0.75%	30.76%	1.28%
	2012	904,573	$21.886270	$19,797,722	0.75%	14.53%	1.39%
	2011	947,971	$19.108866	$18,114,650	0.75%	1.01%	1.40%
	2010	973,471	$18.917669	$18,415,804	0.75%	13.60%	1.33%

Strategic Value Subaccount
	2014	89,707	$16.609336	$1,489,971	0.75%	11.57%	6.13%
	2013	80,601	$14.886376	$1,199,859	0.75%	20.10%	2.41%
	2012	89,747	$12.395376	$1,112,451	0.75%	6.41%	1.15%
	2011	139,993	$11.648431	$1,630,704	0.75%	13.18%	1.66%
	2010	134,728	$10.291891	$1,386,609	0.75%	11.15%	3.48%

		Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
High Income Bond Subaccount
	2014	144,784	$24.921205	$3,608,198	0.75%	2.01%	0.00%
	2013	162,505	$24.431140	$3,970,189	0.75%	6.28%	0.00%
	2012	168,893	$22.986788	$3,882,306	0.75%	13.49%	0.00%
	2011	165,745	$20.255269	$3,357,217	0.75%	4.58%	0.00%
	2010	187,031	$19.368311	$3,622,483	0.75%	13.24%	0.00%

Capital Growth Subaccount
	2014	149,168	$18.597225	$2,774,113	0.75%	1.69%	0.00%
	2013	154,828	$18.289013	$2,831,647	0.75%	29.29%	0.00%
	2012	160,348	$14.145222	$2,268,152	0.75%	12.96%	0.00%
	2011	170,407	$12.521972	$2,133,833	0.75%	-3.18%	0.00%
	2010	177,295	$12.933424	$2,293,035	0.75%	35.41%	0.00%

Nasdaq-100® Index Subaccount
	2014	167,190	$12.031449	$2,011,541	0.75%	17.88%	1.00%
	2013	170,158	$10.206146	$1,736,659	0.75%	34.97%	0.77%
	2012	191,285	$7.562005	$1,446,500	0.75%	16.99%	0.72%
	2011	176,132	$6.463548	$1,138,440	0.75%	2.43%	0.36%
	2010	181,098	$6.310439	$1,142,811	0.75%	18.50%	0.33%

Bristol Subaccount
	2014	45,197	$22.428444	$1,013,695	0.75%	13.03%	0.39%
	2013	47,479	$19.842050	$942,085	0.75%	40.16%	0.50%
	2012	46,746	$14.156381	$661,759	0.75%	12.34%	0.58%
	2011	47,840	$12.601475	$602,853	0.75%	-7.85%	0.45%
	2010	49,556	$13.674643	$677,663	0.75%	12.26%	0.59%

Bryton Growth Subaccount
	2014	65,892	$18.747187	$1,235,285	0.75%	5.38%	0.00%
	2013	70,908	$17.789782	$1,261,440	0.75%	39.68%	0.00%
	2012	71,873	$12.735777	$915,360	0.75%	10.46%	0.00%
	2011	73,471	$11.529858	$847,111	0.75%	-9.96%	0.00%
	2010	75,200	$12.805195	$962,947	0.75%	23.12%	0.00%

U.S. Equity Subaccount (note 4)
	2012	6,483	$7.978109	$51,719	0.75%	13.76%	0.59%
	2011	5,430	$7.013355	$38,082	0.75%	-2.68%	0.00%
	2010	4,736	$7.206738	$34,129	0.75%	11.63%	0.76%

Balanced Subaccount
	2014	46,528	$14.972058	$696,615	0.75%	5.21%	0.73%
	2013	47,249	$14.231262	$672,418	0.75%	14.41%	0.95%
	2012	31,005	$12.439145	$385,674	0.75%	12.45%	0.00%
	2011	22,104	$11.061696	$244,508	0.75%	1.53%	2.22%
	2010	18,846	$10.894894	$205,323	0.75%	6.98%	2.15%

Income Opportunity Subaccount (note 4)
	2012	2,770	$10.632723	$29,456	0.75%	6.53%	0.00%
	2011	2,685	$9.980727	$26,796	0.75%	-1.82%	0.00%
	2010	2,749	$10.165620	$27,943	0.75%	6.35%	0.00%

Target VIP Subaccount
	2014	39,700	$14.049421	$557,765	0.75%	6.64%	1.63%
	2013	40,902	$13.174257	$538,853	0.75%	35.70%	1.11%
	2012	19,920	$9.708690	$193,402	0.75%	14.38%	1.46%
	2011	18,323	$8.488287	$155,528	0.75%	-2.14%	0.98%
	2010	18,768	$8.674061	$162,795	0.75%	18.58%	1.40%

Target Equity/Income Subaccount (note 4)
	2012	24,805	$8.282476	$205,446	0.75%	10.25%	2.05%
	2011	25,560	$7.512576	$192,020	0.75%	-11.75%	1.55%
	2010	27,000	$8.513216	$229,860	0.75%	22.31%	1.28%

Bristol Growth Subaccount
	2014	2,469	$24.251584	$59,888	0.75%	11.18%	0.31%
	2013	3,475	$21.812733	$75,793	0.75%	37.59%	0.43%
	2012	3,360	$15.853810	$53,266	0.75%	10.36%	0.46%
	2011	3,253	$14.365023	$46,726	0.75%	-2.50%	0.37%
	2010	2,907	$14.733928	$42,831	0.75%	11.96%	0.39%

Janus Aspen Series - Institutional Shares:
Janus Subaccount
	2014	481,721	$15.553192	$7,492,295	0.75%	12.15%	0.37%
	2013	504,739	$13.867829	$6,999,628	0.75%	29.37%	0.79%
	2012	529,405	$10.719731	$5,675,077	0.75%	17.70%	0.56%
	2011	563,290	$9.107645	$5,130,249	0.75%	-6.00%	0.59%
	2010	606,521	$9.689480	$5,876,877	0.75%	13.67%	1.10%

Global Research Subaccount
	2014	200,349	$14.745195	$2,954,181	0.75%	6.64%	1.08%
	2013	219,206	$13.826541	$3,030,861	0.75%	27.47%	1.22%
	2012	216,317	$10.846831	$2,346,352	0.75%	19.19%	0.88%
	2011	230,752	$9.100210	$2,099,888	0.75%	-14.38%	0.58%
	2010	244,738	$10.628919	$2,601,299	0.75%	14.97%	0.61%

Balanced Subaccount
	2014	112,195	$24.301391	$2,726,494	0.75%	7.70%	1.75%
	2013	127,694	$22.563986	$2,881,285	0.75%	19.26%	1.51%
	2012	139,304	$18.919912	$2,635,618	0.75%	12.77%	2.38%
	2011	252,632	$16.777456	$4,238,516	0.75%	0.88%	2.45%
	2010	267,223	$16.630454	$4,444,047	0.75%	7.58%	2.83%

		Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Wells Fargo Advantage Variable Trust Funds:
Opportunity Subaccount
	2014	10,538	$27.039426	$284,936	0.75%	9.60%	0.06%
	2013	11,426	$24.670585	$281,893	0.75%	29.71%	0.20%
	2012	12,481	$19.020429	$237,403	0.75%	14.66%	0.09%
	2011	14,238	$16.588889	$236,187	0.75%	-6.22%	0.15%
	2010	18,841	$17.689392	$333,286	0.75%	22.84%	0.77%

Small Cap Value Subaccount
	2014	2,570	$22.651371	$58,221	0.75%	3.68%	0.31%
	2013	3,256	$21.847441	$71,128	0.75%	13.90%	0.69%
	2012	3,429	$19.181473	$65,776	0.75%	13.14%	0.87%
	2011	3,715	$16.953351	$62,974	0.75%	-7.95%	0.66%
	2010	3,904	$18.418102	$71,909	0.75%	16.38%	1.50%

Discovery Subaccount
	2014	27,017	$18.878137	$510,037	0.75%	-0.39%	0.00%
	2013	29,626	$18.952463	$561,488	0.75%	42.73%	0.01%
	2012	32,676	$13.278487	$433,888	0.75%	16.85%	0.00%
	2011	39,142	$11.363265	$444,783	0.75%	-0.32%	0.00%
	2010	45,717	$11.400113	$521,179	0.75%	34.53%	0.00%

Goldman Sachs Variable Insurance Trust - Institutional Shares:
Large Cap Value Subaccount
	2014	209,622	$17.998551	$3,772,898	0.75%	12.10%	1.40%
	2013	219,972	$16.056441	$3,531,963	0.75%	32.24%	1.25%
	2012	231,570	$12.141891	$2,811,693	0.75%	18.24%	1.41%
	2011	247,581	$10.269053	$2,542,422	0.75%	-7.74%	1.22%
	2010	255,547	$11.130779	$2,844,433	0.75%	10.37%	0.81%

U.S. Equity Insights Subaccount
	2014	38,035	$17.548914	$667,466	0.75%	15.50%	1.55%
	2013	33,776	$15.193925	$513,196	0.75%	36.50%	1.18%
	2012	33,836	$11.131473	$376,646	0.75%	13.60%	1.65%
	2011	43,324	$9.798702	$424,515	0.75%	3.27%	1.76%
	2010	44,101	$9.488199	$418,443	0.75%	12.00%	1.51%

Strategic Growth Subaccount
	2014	52,370	$16.563532	$867,436	0.75%	12.79%	0.37%
	2013	57,870	$14.684807	$849,811	0.75%	31.44%	0.44%
	2012	53,719	$11.172643	$600,182	0.75%	18.99%	0.72%
	2011	59,509	$9.389457	$558,755	0.75%	-3.34%	0.44%
	2010	66,614	$9.713907	$647,080	0.75%	9.91%	0.46%

Lazard Retirement Series, Inc. - Service Shares:
Emerging Markets Equity Subaccount
	2014	167,248	$36.919281	$6,174,667	0.75%	-5.35%	1.63%
	2013	176,365	$39.004760	$6,879,078	0.75%	-1.98%	1.36%
	2012	186,690	$39.792096	$7,428,803	0.75%	21.14%	1.58%
	2011	209,206	$32.848535	$6,872,115	0.75%	-18.61%	1.84%
	2010	231,491	$40.358937	$9,342,713	0.75%	21.78%	1.20%

U.S. Small-Mid Cap Equity Subaccount
	2014	98,607	$35.541221	$3,504,596	0.75%	10.20%	0.00%
	2013	108,078	$32.251164	$3,485,653	0.75%	34.26%	0.00%
	2012	110,661	$24.021282	$2,658,208	0.75%	9.40%	0.00%
	2011	121,626	$21.956782	$2,670,514	0.75%	-9.75%	0.00%
	2010	131,095	$24.329064	$3,189,416	0.75%	22.80%	0.30%

U.S. Strategic Equity Subaccount
	2014	4,930	$16.516085	$81,420	0.75%	13.86%	0.81%
	2013	3,726	$14.506192	$54,054	0.75%	27.11%	0.98%
	2012	2,898	$11.411967	$33,076	0.75%	13.16%	1.12%
	2011	2,064	$10.085041	$20,818	0.75%	1.20%	1.05%
	2010	1,569	$9.965621	$15,640	0.75%	12.01%	0.74%

International Equity Subaccount
	2014	30,529	$11.817518	$360,782	0.75%	-4.92%	1.58%
	2013	28,447	$12.428920	$353,563	0.75%	19.86%	1.42%
	2012	25,230	$10.369211	$261,618	0.75%	20.20%	1.64%
	2011	24,773	$8.626418	$213,705	0.75%	-7.96%	1.91%
	2010	26,049	$9.372427	$244,143	0.75%	5.93%	1.26%

Fidelity® Variable Insurance Products Fund - Service Class 2:
VIP Mid Cap Subaccount
	2014	411,187	$34.642981	$14,244,738	0.75%	5.24%	0.02%
	2013	440,223	$32.917279	$14,490,954	0.75%	34.86%	0.28%
	2012	475,478	$24.408806	$11,605,861	0.75%	13.71%	0.39%
	2011	494,961	$21.466679	$10,625,180	0.75%	-11.51%	0.02%
	2010	522,422	$24.260184	$12,674,056	0.75%	27.61%	0.12%

VIP Contrafund® Subaccount
	2014	692,361	$23.464997	$16,246,239	0.75%	10.82%	0.75%
	2013	741,075	$21.173339	$15,691,033	0.75%	29.98%	0.84%
	2012	795,971	$16.289905	$12,966,288	0.75%	15.27%	1.12%
	2011	839,123	$14.131740	$11,858,274	0.75%	-3.51%	0.78%
	2010	875,035	$14.645233	$12,815,087	0.75%	16.06%	1.02%

	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
VIP Growth Subaccount
2014	260,211	$13.231489	$3,442,975	0.75%	10.19%	0.00%
2013	272,923	$12.008255	$3,277,328	0.75%	34.99%	0.05%
2012	297,796	$8.895781	$2,649,125	0.75%	13.55%	0.35%
2011	316,893	$7.834474	$2,482,687	0.75%	-0.78%	0.13%
2010	322,627	$7.895679	$2,547,363	0.75%	22.94%	0.03%

VIP Equity-Income Subaccount
2014	156,887	$20.449701	$3,208,288	0.75%	7.67%	2.63%
2013	175,133	$18.992574	$3,326,234	0.75%	26.88%	2.34%
2012	179,083	$14.969406	$2,680,767	0.75%	16.18%	2.93%
2011	183,608	$12.884744	$2,365,744	0.75%	-0.09%	2.32%
2010	184,282	$12.896697	$2,376,631	0.75%	14.06%	1.67%

VIP Real Estate Subaccount
2014	53,746	$28.532315	$1,533,492	0.75%	28.83%	1.70%
2013	51,598	$22.146738	$1,142,731	0.75%	0.86%	1.62%
2012	50,290	$21.958945	$1,104,321	0.75%	17.41%	1.47%
2011	41,169	$18.701998	$769,946	0.75%	6.98%	1.04%
2010	38,711	$17.481085	$676,714	0.75%	29.12%	1.70%

Janus Aspen Series - Service Shares:
Janus Subaccount
2014	186,507	$12.239625	$2,282,775	0.75%	11.89%	0.22%
2013	209,669	$10.938560	$2,293,472	0.75%	29.03%	0.66%
2012	229,415	$8.477755	$1,944,921	0.75%	17.40%	0.45%
2011	232,968	$7.221323	$1,682,335	0.75%	-6.24%	0.43%
2010	262,206	$7.702041	$2,019,521	0.75%	13.41%	0.38%

Global Research Subaccount
2014	230,119	$10.332875	$2,377,793	0.75%	6.38%	0.96%
2013	251,632	$9.712849	$2,444,065	0.75%	27.12%	1.09%
2012	256,246	$7.640474	$1,957,838	0.75%	18.96%	0.79%
2011	260,666	$6.422460	$1,674,119	0.75%	-14.63%	0.49%
2010	264,026	$7.522803	$1,986,217	0.75%	14.66%	0.49%

Balanced Subaccount
2014	213,288	$21.864278	$4,663,380	0.75%	7.43%	1.52%
2013	226,761	$20.351615	$4,614,956	0.75%	18.91%	1.34%
2012	233,886	$17.115024	$4,002,963	0.75%	12.53%	2.53%
2011	247,000	$15.209742	$3,756,804	0.75%	0.60%	2.16%
2010	271,746	$15.118734	$4,108,458	0.75%	7.31%	2.54%

Overseas Subaccount
2014	176,915	$28.373125	$5,019,621	0.75%	-12.76%	2.96%
2013	195,577	$32.521350	$6,360,436	0.75%	13.43%	3.06%
2012	206,197	$28.670673	$5,911,811	0.75%	12.34%	0.60%
2011	237,497	$25.521829	$6,061,348	0.75%	-32.84%	0.38%
2010	258,459	$38.002007	$9,821,969	0.75%	24.09%	0.55%

J.P. Morgan Insurance Trust - Class I:
Small Cap Core Subaccount
2014	27,329	$29.082816	$794,793	0.75%	8.78%	0.15%
2013	34,156	$26.735697	$913,173	0.75%	41.24%	0.55%
2012	30,546	$18.929724	$578,226	0.75%	18.83%	0.20%
2011	35,106	$15.929954	$559,236	0.75%	-5.48%	0.13%
2010	34,017	$16.853332	$573,303	0.75%	26.18%	0.00%

Mid Cap Value Subaccount
2014	123,213	$40.244704	$4,958,691	0.75%	14.25%	0.79%
2013	132,034	$35.225048	$4,650,893	0.75%	31.32%	1.01%
2012	146,697	$26.824539	$3,935,085	0.75%	19.48%	1.06%
2011	164,200	$22.451798	$3,686,575	0.75%	1.40%	1.32%
2010	171,395	$22.141376	$3,794,916	0.75%	22.54%	1.24%

MFS® Variable Insurance Trust - Service Class:
New Discovery Subaccount
2014	20,104	$23.281318	$468,055	0.75%	-8.18%	0.00%
2013	26,446	$25.356153	$670,571	0.75%	40.17%	0.00%
2012	24,858	$18.089943	$449,674	0.75%	19.99%	0.00%
2011	31,057	$15.075770	$468,207	0.75%	-11.16%	0.00%
2010	28,699	$16.969354	$487,000	0.75%	34.93%	0.00%

Investors Growth Stock Subaccount
2014	17,099	$19.408438	$331,865	0.75%	10.29%	0.29%
2013	17,330	$17.598170	$304,983	0.75%	29.09%	0.42%
2012	18,347	$13.632909	$250,126	0.75%	15.81%	0.22%
2011	17,933	$11.771783	$211,104	0.75%	-0.38%	0.26%
2010	19,570	$11.816174	$231,243	0.75%	11.32%	0.29%

Mid Cap Growth Subaccount
2014	36,301	$14.759223	$535,770	0.75%	7.75%	0.00%
2013	35,264	$13.697596	$483,027	0.75%	36.20%	0.00%
2012	34,614	$10.057275	$348,123	0.75%	15.55%	0.00%
2011	34,797	$8.703650	$302,861	0.75%	-6.86%	0.00%
2010	36,665	$9.344870	$342,631	0.75%	28.24%	0.00%

Total Return Subaccount
2014	147,735	$19.623565	$2,899,094	0.75%	7.43%	1.70%
2013	167,788	$18.266276	$3,064,859	0.75%	17.85%	1.65%
2012	179,339	$15.499020	$2,779,586	0.75%	10.10%	2.56%
2011	189,314	$14.076711	$2,664,912	0.75%	0.83%	2.36%
2010	199,486	$13.960798	$2,784,979	0.75%	8.82%	2.56%

	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
The Prudential Series Fund, Inc. - Class II:
Jennison Subaccount
2014	10,585	$27.650746	$292,693	0.75%	8.77%	0.00%
2013	10,544	$25.422257	$268,046	0.75%	36.09%	0.00%
2012	17,838	$18.680690	$333,229	0.75%	14.86%	0.00%
2011	15,603	$16.263623	$253,763	0.75%	-0.83%	0.00%
2010	14,955	$16.399657	$245,260	0.75%	10.62%	0.02%

Jennison 20/20 Focus Subaccount
2014	156,020	$30.900236	$4,821,048	0.75%	5.91%	0.00%
2013	178,401	$29.176278	$5,205,090	0.75%	28.39%	0.00%
2012	185,237	$22.724917	$4,209,490	0.75%	9.79%	0.00%
2011	192,138	$20.698974	$3,977,055	0.75%	-5.22%	0.00%
2010	213,111	$21.838122	$4,653,954	0.75%	6.56%	0.00%

PIMCO Variable Insurance Trust - Administrative Shares:
Real Return Subaccount
2014	200,953	$17.829572	$3,582,913	0.75%	2.33%	1.43%
2013	227,403	$17.424095	$3,962,297	0.75%	-9.89%	1.64%
2012	234,170	$19.337295	$4,528,207	0.75%	7.94%	1.04%
2011	233,472	$17.914547	$4,182,551	0.75%	10.84%	2.05%
2010	228,606	$16.161843	$3,694,695	0.75%	7.31%	1.44%

Total Return Subaccount
2014	286,821	$18.269595	$5,240,101	0.75%	3.51%	2.19%
2013	307,393	$17.650918	$5,425,777	0.75%	-2.69%	2.20%
2012	355,956	$18.138864	$6,456,637	0.75%	8.78%	2.58%
2011	444,687	$16.675497	$7,415,381	0.75%	2.84%	2.63%
2010	458,007	$16.214217	$7,426,225	0.75%	7.31%	2.42%

Global Bond Subaccount
2014	165,234	$18.508350	$3,058,200	0.75%	1.51%	2.46%
2013	170,998	$18.233624	$3,117,920	0.75%	-9.16%	1.06%
2012	180,784	$20.071598	$3,628,616	0.75%	6.14%	1.63%
2011	191,933	$18.910190	$3,629,492	0.75%	6.77%	2.55%
2010	184,925	$17.710722	$3,275,148	0.75%	10.83%	2.73%

CommodityRealReturn® Strategy Subaccount
2014	21,766	$10.720332	$233,335	0.75%	-19.03%	0.35%
2013	25,395	$13.240315	$336,233	0.75%	-15.34%	1.85%
2012	38,517	$15.638540	$602,347	0.75%	4.60%	2.78%
2011	31,714	$14.950512	$474,144	0.75%	-8.24%	13.21%
2010	43,522	$16.293896	$709,141	0.75%	23.60%	15.94%

Calvert Variable Series, Inc.:
VP SRI Equity Subaccount (note 4)
2013	30,792	$13.075857	$402,628	0.75%	30.08%	0.08%
2012	32,938	$10.052393	$331,109	0.75%	15.08%	0.10%
2011	33,350	$8.734892	$291,307	0.75%	-2.08%	0.00%
2010	33,888	$8.920111	$302,285	0.75%	16.39%	0.06%

Calvert Variable Products, Inc.:
VP S&P 500 Index Subaccount
2014	10,557	$14.273038	$150,680	0.75%	9.99%	2.23%	4/30/14

Dreyfus Variable Investment Fund - Service Shares:
Appreciation Subaccount
2014	21,784	$22.592482	$492,154	0.75%	7.02%	1.61%
2013	27,154	$21.109710	$573,210	0.75%	19.93%	1.70%
2012	34,221	$17.602211	$602,360	0.75%	9.31%	3.38%
2011	35,324	$16.102498	$568,812	0.75%	7.93%	1.49%
2010	34,965	$14.919216	$521,652	0.75%	14.19%	1.79%

Royce Capital Fund - Investment Class:
Small-Cap Subaccount
2014	207,806	$35.570549	$7,391,765	0.75%	2.47%	0.13%
2013	221,535	$34.712866	$7,690,113	0.75%	33.75%	1.10%
2012	232,635	$25.953406	$6,037,668	0.75%	11.66%	0.11%
2011	254,520	$23.243647	$5,915,966	0.75%	-4.00%	0.34%
2010	260,500	$24.212523	$6,307,363	0.75%	19.63%	0.12%

Micro-Cap Subaccount
2014	138,042	$27.928826	$3,855,363	0.75%	-4.30%	0.00%
2013	141,814	$29.182538	$4,138,498	0.75%	20.09%	0.53%
2012	149,907	$24.301383	$3,642,948	0.75%	6.80%	0.00%
2011	158,563	$22.754148	$3,607,976	0.75%	-12.75%	2.34%
2010	167,115	$26.080550	$4,358,462	0.75%	28.99%	1.96%

The Universal Institutional Funds, Inc. (Morgan Stanley UIF):
U.S. Real Estate Class I Subaccount
2014	31,110	$54.068787	$1,682,099	0.75%	28.76%	1.44%
2013	29,989	$41.993099	$1,259,327	0.75%	1.29%	1.10%
2012	34,788	$41.456569	$1,442,172	0.75%	14.97%	0.85%
2011	40,948	$36.058857	$1,476,532	0.75%	5.13%	0.83%
2010	45,681	$34.298401	$1,566,776	0.75%	28.99%	2.12%

Core Plus Fixed Income Class II Subaccount
2014	20,918	$16.162865	$338,090	0.75%	6.76%	2.92%
2013	17,737	$15.138789	$268,518	0.75%	-1.32%	3.50%
2012	16,038	$15.341311	$246,046	0.75%	8.38%	4.47%
2011	13,688	$14.155633	$193,765	0.75%	4.62%	4.13%
2010	7,489	$13.530414	$101,336	0.75%	6.06%	5.16%

	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
U.S. Real Estate Class II Subaccount
2014	60,312	$35.469793	$2,139,262	0.75%	28.46%	1.23%
2013	63,566	$27.610888	$1,755,113	0.75%	0.99%	0.84%
2012	66,354	$27.338954	$1,814,056	0.75%	14.76%	0.58%
2011	75,171	$23.823475	$1,790,841	0.75%	4.88%	0.55%
2010	74,377	$22.715680	$1,689,518	0.75%	28.56%	1.93%

Growth Class II Subaccount
2014	15,259	$20.935075	$319,443	0.75%	5.30%	0.00%
2013	16,613	$19.881540	$330,288	0.75%	46.62%	0.22%
2012	17,268	$13.559566	$234,147	0.75%	13.20%	0.00%
2011	15,690	$11.978421	$187,939	0.75%	-3.76%	0.00%
2010	16,210	$12.446535	$201,763	0.75%	21.70%	0.00%

AIM Variable Insurance Funds - Series II (Invesco Variable Insurance Funds):
Invesco Van Kampen V.I. International Growth Equity Subaccount (note 4)
2010	12,073	$9.261023	$111,808	0.75%	24.24%	0.00%	5/28/10

Invesco International Growth Subaccount
2014	31,049	$11.451037	$355,539	0.75%	-0.66%	1.73%
2013	18,139	$11.526540	$209,078	0.75%	17.83%	1.11%
2012	15,601	$9.782026	$152,608	0.75%	14.39%	1.55%
2011	12,514	$8.551300	$107,008	0.75%	-15.45%	0.00%	4/29/11

Legg Mason Partners Variable Equity Trust - Class I:
ClearBridge Variable All Cap Value Subaccount (note 4)
2013	19,441	$14.191039	$275,893	0.75%	31.18%	1.48%
2012	18,308	$10.817847	$198,054	0.75%	14.12%	1.89%
2011	14,415	$9.479501	$136,652	0.75%	-6.89%	1.29%
2010	15,460	$10.181270	$157,398	0.75%	15.74%	1.83%

ClearBridge Variable Equity Income Subaccount
2014	7,734	$16.778042	$129,769	0.75%	12.77%	2.37%
2013	7,972	$14.878591	$118,608	0.75%	25.00%	2.24%
2012	5,625	$11.902551	$66,957	0.75%	13.35%	2.40%
2011	8,264	$10.500613	$86,782	0.75%	7.09%	7.99%
2010	2,661	$9.805016	$26,092	0.75%	11.43%	3.93%

ClearBridge Variable Large Cap Value Subaccount
2014	41,653	$17.092478	$711,955	0.75%	10.88%	2.91%
2013	10,062	$15.415731	$155,107	0.75%	31.38%	1.77%
2012	9,381	$11.733311	$110,075	0.75%	15.63%	2.26%
2011	11,069	$10.147010	$112,317	0.75%	4.17%	2.24%
2010	10,608	$9.740537	$103,325	0.75%	8.65%	2.96%

Franklin Templeton Variable Insurance Products Trust - Class 2:
Franklin Income VIP Subaccount
2014	306,388	$16.116169	$4,937,799	0.75%	3.84%	4.98%
2013	326,221	$15.520616	$5,063,153	0.75%	13.09%	6.32%
2012	304,629	$13.723751	$4,180,655	0.75%	11.81%	6.42%
2011	317,152	$12.274203	$3,892,792	0.75%	1.62%	5.73%
2010	330,563	$12.078097	$3,992,576	0.75%	11.83%	6.75%

Franklin Flex Cap Growth VIP Subaccount
2014	25,106	$16.457152	$413,177	0.75%	5.32%	0.00%
2013	29,259	$15.626485	$457,208	0.75%	36.46%	0.00%
2012	28,574	$11.451388	$327,206	0.75%	8.45%	0.00%
2011	29,807	$10.559499	$314,746	0.75%	-5.51%	0.00%
2010	30,904	$11.175302	$345,360	0.75%	15.33%	0.00%

Templeton Foreign VIP Subaccount
2014	134,371	$12.121534	$1,628,780	0.75%	-11.79%	1.83%
2013	137,416	$13.742134	$1,888,392	0.75%	22.06%	2.27%
2012	131,721	$11.258949	$1,483,043	0.75%	17.35%	2.98%
2011	128,957	$9.594469	$1,237,276	0.75%	-11.30%	1.73%
2010	131,753	$10.816562	$1,425,111	0.75%	7.60%	1.89%

Neuberger Berman Advisers Management Trust - S Class:
AMT Mid Cap Intrinsic Value Subaccount
2014	12,557	$16.496489	$207,142	0.75%	12.71%	0.67%
2013	14,252	$14.636149	$208,599	0.75%	35.69%	0.98%
2012	11,295	$10.786255	$121,826	0.75%	14.51%	0.38%
2011	10,705	$9.419398	$100,832	0.75%	-7.40%	0.38%
2010	11,372	$10.171587	$115,670	0.75%	25.05%	0.34%

ALPS Variable Investors Trust - Class II:
Ibbotson Conservative ETF Asset Allocation Subaccount
2014	43,624	$12.610161	$550,103	0.75%	2.00%	1.02%
2013	42,609	$12.362591	$526,758	0.75%	1.80%	1.26%
2012	48,172	$12.144005	$585,005	0.75%	4.42%	3.54%
2011	9,409	$11.629633	$109,426	0.75%	2.38%	1.76%
2010	5,436	$11.359669	$61,747	0.75%	5.59%	1.84%

Ibbotson Income & Growth ETF Asset Allocation Subaccount
2014	17,364	$14.179684	$246,220	0.75%	2.53%	1.20%
2013	11,227	$13.829201	$155,262	0.75%	6.53%	1.45%
2012	9,544	$12.981095	$123,897	0.75%	7.06%	1.70%
2011	11,201	$12.124905	$135,805	0.75%	0.33%	1.11%
2010	7,646	$12.084515	$92,395	0.75%	8.07%	0.58%

	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Ibbotson Balanced ETF Asset Allocation Subaccount
2014	61,297	$16.152000	$990,066	0.75%	3.73%	1.25%
2013	42,237	$15.570822	$657,662	0.75%	11.03%	1.38%
2012	41,882	$14.024269	$587,358	0.75%	9.99%	1.49%
2011	44,485	$12.751069	$567,232	0.75%	-1.62%	1.00%
2010	41,286	$12.961489	$535,123	0.75%	10.80%	0.86%

Ibbotson Growth ETF Asset Allocation Subaccount
2014	173,303	$17.607088	$3,051,365	0.75%	3.80%	1.09%
2013	150,063	$16.963214	$2,545,550	0.75%	15.68%	1.27%
2012	138,903	$14.664265	$2,036,917	0.75%	12.07%	1.29%
2011	135,877	$13.084760	$1,777,914	0.75%	-4.39%	1.26%
2010	103,395	$13.686121	$1,415,074	0.75%	13.02%	1.29%

Ibbotson Aggressive Growth ETF Asset Allocation Subaccount
2014	48,236	$18.305909	$882,998	0.75%	3.69%	0.94%
2013	46,617	$17.653945	$822,982	0.75%	17.24%	1.10%
2012	48,189	$15.058312	$725,647	0.75%	13.34%	1.27%
2011	41,630	$13.285590	$553,081	0.75%	-5.75%	0.99%
2010	37,014	$14.095797	$521,737	0.75%	14.35%	0.33%

ALPS Variable Insurance Trust - Class II:
AVS Listed Private Equity Subaccount
2010	2,044	$16.013236	$32,726	0.75%	21.12%	4.38%

Federated Insurance Series - Service Shares:
Kaufmann Fund II Subaccount
2014	6,343	$21.751405	$137,971	0.75%	8.62%	0.00%
2013	6,526	$20.025375	$130,676	0.75%	38.64%	0.00%
2012	1,603	$14.444647	$23,148	0.75%	16.13%	0.00%
2011	758	$12.437892	$9,432	0.75%	-14.13%	1.26%
2010	784	$14.484467	$11,363	0.75%	16.87%	0.00%

Goldman Sachs Variable Insurance Trust - Service Shares:
Large Cap Value Subaccount
2014	4,955	$20.038339	$99,293	0.75%	11.77%	1.26%
2013	4,121	$17.928002	$73,878	0.75%	31.94%	0.86%
2012	4,006	$13.587945	$54,430	0.75%	17.93%	1.17%
2011	1,785	$11.521779	$20,561	0.75%	-7.96%	1.41%
2010	1,185	$12.517684	$14,835	0.75%	10.06%	0.80%

U.S. Equity Insights Subaccount
2014	302	$23.923016	$7,224	0.75%	15.32%	1.45%
2013	192	$20.745642	$3,982	0.75%	36.21%	0.93%
2012	205	$15.231151	$3,125	0.75%	13.29%	1.59%
2011	211	$13.444774	$2,842	0.75%	3.13%	1.70%

Strategic Growth Subaccount
2014	836	$25.419423	$21,248	0.75%	12.54%	0.19%
2013	278	$22.587732	$6,285	0.75%	31.02%	0.18%
2012	250	$17.240234	$4,313	0.75%	18.73%	0.50%
2011	215	$14.520122	$3,129	0.75%	-3.58%	0.27%
2010	38	$15.059728	$571	0.75%	9.67%	0.39%

Franklin Templeton Variable Insurance Products Trust - Class 4:
Franklin Income VIP Subaccount
2014	4,902	$19.324746	$94,732	0.75%	3.74%	4.50%
2013	2,956	$18.627300	$55,061	0.75%	13.01%	4.49%
2012	16,226	$16.483279	$267,453	0.75%	11.72%	7.75%
2011	14,486	$14.754298	$213,734	0.75%	1.53%	5.56%
2010	13,948	$14.532413	$202,693	0.75%	11.71%	6.60%

Franklin Flex Cap Growth VIP Subaccount
2014	982	$21.475665	$21,079	0.75%	5.19%	0.00%
2013	898	$20.416347	$18,334	0.75%	36.25%	0.00%
2012	412	$14.983973	$6,166	0.75%	8.42%	0.00%
2011	1,210	$13.819673	$16,720	0.75%	-5.62%	0.00%
2010	916	$14.641883	$13,418	0.75%	15.22%	0.00%

Templeton Foreign VIP Subaccount
2014	6,893	$15.819159	$109,048	0.75%	-11.88%	1.71%
2013	5,579	$17.952150	$100,152	0.75%	21.95%	2.15%
2012	4,326	$14.721114	$63,682	0.75%	17.25%	2.83%
2011	3,338	$12.555089	$41,911	0.75%	-11.40%	1.78%
2010	2,739	$14.171207	$38,814	0.75%	7.57%	1.93%

Franklin Founding Funds Allocation VIP Subaccount
2014	17,308	$19.054414	$329,792	0.75%	1.99%	3.73%
2013	4,599	$18.683310	$85,932	0.75%	22.76%	10.67%
2012	3,781	$15.219377	$57,540	0.75%	14.31%	2.74%
2011	3,042	$13.314188	$40,501	0.75%	-2.40%	0.01%
2010	1,406	$13.641864	$19,187	0.75%	9.42%	4.77%

Ivy Funds Variable Insurance Portfolios, Inc.:
VIP Asset Strategy Subaccount
2014	145,023	$16.898947	$2,450,729	0.75%	-5.97%	0.48%
2013	143,644	$17.971884	$2,581,553	0.75%	24.20%	1.26%
2012	132,897	$14.470069	$1,923,024	0.75%	18.28%	1.15%
2011	143,371	$12.233290	$1,753,902	0.75%	-7.90%	1.02%
2010	118,352	$13.281906	$1,571,941	0.75%	7.87%	1.07%

	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
VIP Global Natural Resources Subaccount
2014	55,550	$12.633314	$701,786	0.75%	-13.68%	0.00%
2013	45,410	$14.636095	$664,629	0.75%	7.00%	0.00%
2012	47,362	$13.678677	$647,852	0.75%	1.12%	0.00%
2011	51,051	$13.526873	$690,561	0.75%	-22.03%	0.00%
2010	62,800	$17.348762	$1,089,499	0.75%	16.20%	0.00%

VIP Science and Technology Subaccount
2014	70,432	$28.704358	$2,021,718	0.75%	2.14%	0.00%
2013	72,357	$28.101697	$2,033,353	0.75%	55.22%	0.00%
2012	54,231	$18.104138	$981,800	0.75%	26.87%	0.00%
2011	19,165	$14.269374	$273,472	0.75%	-6.47%	0.00%
2010	13,839	$15.256065	$211,128	0.75%	11.91%	0.00%

*

This represents the annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

**

This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve month period indicated or from inception date through the end of the period. In the first year of inception, the returns are based on the period from inception date to period end, and are not annualized.

***	Accumulation units are rounded to the nearest whole number.
****

The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average net assets. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average net assets for the period in which assets were present. The ratio is annualized in these instances.

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Ohio National Life Insurance Company and Contract Owners of Ohio National Variable Account R:

We have audited the accompanying statements of assets and contract owners’ equity of Ohio National Variable Account R (comprised of the sub-accounts listed in Note 1) (collectively, “the Accounts”) as of December 31, 2014, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2014, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

April 8, 2015

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Financial Statements and Schedules

December 31, 2014 and 2013

(With Independent Auditors’ Report Thereon)

KPMG LLP

Suite 500

191 West Nationwide Blvd.

Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Ohio National Life Assurance Corporation:

We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (a wholly owned subsidiary of The Ohio National Life Insurance Company) (the Company) as of December 31, 2014 and 2013, and the related statements of income, comprehensive income (loss), changes in stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2014. In connection with our audits of the financial statements, we also have audited the financial statement schedules I, III, IV, and V. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Columbus, Ohio

April 27, 2015

KPMG LLP is a Delaware limited liability partnership,

the U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Balance Sheets

December 31, 2014 and 2013

(Dollars in thousands, except share amounts)

Assets	2014	2013
Investments:
Securities available-for-sale, at fair value:
Fixed maturity securities	$2,123,730	1,927,531
Fixed maturity securities on loan	90,597	71,257
Equity securities	16,355	6,711
Equity securities on loan	2	2,241
Fixed maturity held-to-maturity securities, at amortized cost	401,622	354,663
Mortgage loans on real estate, net	377,201	390,809
Policy loans	100,277	97,721
Other long-term investments	258	539
Short-term investments securities lending collateral	94,102	78,790

Total investments	3,204,144	2,930,262
Cash	44,891	71,390
Accrued investment income	28,382	26,840
Deferred policy acquisition costs	329,002	325,201
Reinsurance recoverable	1,342,087	1,168,754
Other assets	14,134	12,810
Federal income tax recoverable	141	491
Assets held in separate accounts	271,568	274,182

Total assets	$5,234,349	4,809,930

Liabilities and Equity
Future policy benefits and claims	$4,107,384	3,746,964
Other policyholder funds	40,698	11,445
Federal income taxes:
Deferred	26,227	25,043
Other liabilities	57,107	63,895
Payables for securities lending collateral	94,102	78,790
Liabilities related to separate accounts	271,568	274,182

Total liabilities	4,597,086	4,200,319

Equity:
Stockholder’s equity:
Class A common stock, $3,000 par value. Authorized
10,000 shares; issued and outstanding 3,200 shares	9,600	9,600
Additional paid-in capital	87,977	87,977
Accumulated other comprehensive income	62,720	34,433
Retained earnings	476,966	477,601

Total stockholder’s equity	637,263	609,611

Total liabilities and equity	$5,234,349	4,809,930

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Income

Years ended December 31, 2014, 2013 and 2012

(Dollars in thousands)

	2014	2013	2012
Revenues:
Universal life policy charges	$103,854	128,596	124,985
Traditional life insurance premiums	(31,057)	(25,025)	(2,834)
Accident and health insurance premiums	64,153	4,979	4,984
Net investment income	155,253	157,076	152,945
Net realized gains (losses):
Investment gains (losses):
Total other-than-temporary impairment losses on securities	(2,893)	(2,474)	(327)
Portion of impairment gains (losses) recognized in other comprehensive income (loss)	723	(456)	(1,758)

Net other-than-temporary impairment losses on securities recognized in earnings	(2,170)	(2,930)	(2,085)
Realized gains, excluding other-than-temporary impairment losses on securities	6,485	858	3,038

Total investment gains (losses)	4,315	(2,072)	953
Derivative instruments	560	—	—
Other (loss) income	(169)	(1,652)	64

	296,909	261,902	281,097

Benefits and expenses:
Benefits and claims	200,585	110,416	137,944
Amortization of deferred policy acquisition costs	5,848	27,639	44,329
Other operating costs and expenses	49,204	51,206	49,405

	255,637	189,261	231,678

Income before income taxes	41,272	72,641	49,419

Income taxes:
Current expense	24,954	2,487	2,694
Deferred (benefit) expense	(14,047)	20,529	10,989

	10,907	23,016	13,683

Net income	$30,365	49,625	35,736

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Comprehensive Income (Loss)

Years ended December 31, 2014, 2013 and 2012

(Dollars in thousands)

			Tax
	Before		(expense)	After
	tax		benefit	tax
2014
Net income	$			30,365
Other comprehensive income, net of taxes:
Net unrealized gains (losses) on securities available-for-sale arising during the period:
Securities available-for-sale		68,577	(24,002)	44,575
Deferred acquisition costs		(19,835)	6,942	(12,893)
Future policy benefits and claims		(218)	76	(142)
Less:
Net gains on securities available-for-sale realized during the period		5,004	(1,751)	3,253

Total other comprehensive income		43,520	(15,233)	28,287

Total comprehensive income				$58,652

2013
Net income	$			49,625
Other comprehensive loss, net of taxes:
Foreign currency translation adjustment		(2,431)	—	(2,431)
Net unrealized gains (losses) on securities available-for-sale arising during the period:
Securities available-for-sale		(109,958)	38,485	(71,473)
Deferred acquisition costs		37,287	(13,050)	24,237
Future policy benefits and claims		264	(92)	172
Less:
Net gains on securities available-for-sale realized during the period		2,498	(874)	1,624

Total other comprehensive loss		(77,336)	26,217	(51,119)

Total comprehensive loss				$(1,494)

2012
Net income	$			35,736
Other comprehensive income, net of taxes:
Foreign currency translation adjustment		(7)	—	(7)
Net unrealized gains (losses) on securities available-for-sale arising during the period:
Securities available-for-sale		76,020	(26,608)	49,412
Deferred acquisition costs		(26,508)	9,277	(17,231)
Future policy benefits and claims		(491)	172	(319)
Less:
Net gains on securities available-for-sale realized during the period		2,300	(805)	1,495

Total other comprehensive income		46,714	(16,354)	30,360

Total comprehensive income				$66,096

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Changes in Stockholder’s Equity

Years ended December 31, 2014, 2013 and 2012

(Dollars in thousands)

			Accumulated
	Class A	Additional	other		Total
	common	paid-in	comprehensive	Retained	stockholder’s
	stock	capital	income	earnings	equity
Balance, December 31, 2011	$9,600	87,977	55,192	457,240	610,009
Dividends to stockholder	—	—	—	(34,000)	(34,000)
Comprehensive income:
Net income	—	—	—	35,736	35,736
Other comprehensive income	—	—	30,360	—	30,360

Total comprehensive income					66,096

Balance, December 31, 2012	9,600	87,977	85,552	458,976	642,105
Dividends to stockholder	—	—	—	(31,000)	(31,000)
Comprehensive loss:
Net income	—	—	—	49,625	49,625
Other comprehensive loss	—	—	(51,119)	—	(51,119)

Total comprehensive loss					(1,494)

Balance, December 31, 2013	9,600	87,977	34,433	477,601	609,611
Dividends to stockholder	—	—	—	(31,000)	(31,000)
Comprehensive income:
Net income	—	—	—	30,365	30,365
Other comprehensive income	—	—	28,287	—	28,287

Total comprehensive income					58,652

Balance, December 31, 2014	$9,600	87,977	62,720	476,966	637,263

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Cash Flows

Years ended December 31, 2014, 2013 and 2012

(Dollars in thousands)

	2014	2013	2012
Cash flows from operating activities:
Net income	$30,365	49,625	35,736
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to policyholder account values	107,253	106,312	103,389
Universal life product policy fees	(122,655)	(118,088)	(112,790)
Capitalization of deferred policy acquisition costs	(29,484)	(38,773)	(45,822)
Amortization of deferred policy acquisition costs	5,848	27,639	44,329
Amortization and depreciation	1,193	553	(81)
Net realized (gains) losses on investments and derivatives	(4,875)	2,072	(953)
Deferred federal income tax expense (benefit)	(14,047)	20,529	10,989
Increase in accrued investment income	(1,542)	(399)	(722)
Increase in reinsurance receivables and other assets	(174,657)	(193,251)	(166,819)
Increase in policyholder liabilities	222,211	152,417	166,716
Increase (decrease) in other policyholder funds	29,253	59	(1,043)
Increase in federal income tax recoverable	350	8,697	1,215
(Decrease) increase in other liabilities	(6,788)	(36,937)	37,225
Other, net	(3)	19,857	(24)

Net cash provided by operating activities	42,422	312	71,345

Cash flows from investing activities:
Proceeds from maturity of fixed maturity available-for-sale securities	35,884	36,667	28,700
Proceeds from sales, calls, redemptions, prepayments, and paydowns of fixed maturity available-for-sale securities	187,236	164,893	174,461
Proceeds from sale of available-for-sale equity securities	2,768	903	8
Proceeds from maturity of fixed maturity held-to-maturity securities	29,629	24,880	25,586
Proceeds from repayment of mortgage loans on real estate	69,141	56,338	27,604
Proceeds from (disbursements for) other long term investments	281	(129)	476
Cost of fixed maturity available-for-sale securities acquired	(372,411)	(304,395)	(359,979)
Cost of available-for-sale equity securities acquired	(8,606)	(6,000)	(5,258)
Cost of fixed maturity held-to-maturity securities acquired	(77,705)	(34,664)	(52,673)
Cost of mortgage loans on real estate acquired	(55,535)	(48,380)	(29,770)
Derivative receipts	560	—	—
Change in payables for securities lending collateral, net	15,312	(5,567)	(13,194)
Change in policy loans, net	(2,556)	(8,170)	(3,765)

Net cash used in investing activities	(176,002)	(123,624)	(207,804)

Cash flows from financing activities:
Universal life and investment product account deposits	246,177	208,183	201,457
Universal life and investment product account withdrawals	(92,784)	(76,953)	(88,477)
Dividends paid to parent	(31,000)	(31,000)	(34,000)

Net cash provided by financing activities	122,393	100,230	78,980

Net decrease in cash and cash equivalents	(11,187)	(23,082)	(57,479)
Cash and cash equivalents, beginning of year	150,180	173,262	230,741

Cash and cash equivalents, end of year	$138,993	150,180	173,262

Supplemental disclosure:
Federal income tax paid	$24,539	6,188	—

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

(1)	Organization and Business Description

Ohio National Life Assurance Company (“ONLAC” or the “Company”) is a stock life insurance company wholly owned by The Ohio National Life Insurance Company (“ONLIC”), a stock life insurance company. ONLIC is 100% owned by Ohio National Financial Services (“ONFS”), a stock holding company. ONFS is 100% owned by Ohio National Mutual Holdings, Inc. (“ONMH”), a mutual holding company organized under Ohio insurance laws.

ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. ONLAC offers term life, universal life, health and annuity products through independent agents and other distribution channels and are subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

(2)	Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below.

(a)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Actual results could differ from estimates.

The most significant estimates and assumptions include those used in determining the balance, amortization and recoverability of deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes, uncertain income tax positions and contingencies, allowance for loan losses for mortgage loans on real estate and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

7	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

(b)	Fair Value

Certain assets and liabilities are measured at estimated fair value in the Company’s balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Note 6 to the financial statements includes further disclosures of estimated fair values.

(c)	Investments

Net Investment Income and Net Realized Gains (Losses)

Income on investments is reported within net investment income. Gains and losses on sales of investments, impairment losses and changes in allowances are reported within net investment gains (losses).

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are reported at their estimated fair value. Unrealized gains and losses, net of adjustments to deferred policy acquisition costs, future policy benefits and claims and deferred federal income tax, are recorded as a separate component of accumulated other comprehensive income in equity.

Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost.

Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date.

For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from actual prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Management regularly reviews its fixed maturity and equity securities portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. Additional analysis is performed for any fixed maturity securities where estimated fair value is 50% or less of amortized cost for one month or 80% of amortized cost for six consecutive months or more. See Note 7 for management’s description and analysis of the portfolio.

8	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at the unpaid principal balance less an allowance for loan losses. The allowance is comprised of a specific and general component. The specific component relates to loans that have been identified as impaired and is generally measured as the difference between the impaired principal balance less the fair value of the collateral, if collateral dependent. The Company provides allowances for impairments of these mortgage loans based on a review by portfolio managers. For the general component, management’s periodic evaluation of the adequacy of the allowance is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors.

Commercial mortgages can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case by case basis to evaluate whether a TDR has occurred and will then establish a specific valuation allowance for the excess carrying value of the loan over the estimated fair value of the collateral.

Changes in the allowance are recorded in net realized gains (losses). Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on nonaccrual status. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate and is included in net investment income on the statements of income. Generally, accrued interest is capitalized on the policy’s anniversary date.

Other Long Term Investments

Venture capital partnerships are carried on the equity basis.

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. The asset, short-term investments securities lending collateral, and corresponding liability, payables for securities lending collateral, are recorded on the balance sheets. Income and expenses associated with securities lending transactions are reported within net investment income.

9	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value.

(d)	Deferred Policy Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred acquisition costs (“DAC”). Such costs include:

•	incremental direct costs of contract acquisitions;

•

the portion of the employee’s total compensation, excluding any compensation that is deferred as part of contract acquisitions, and payroll related fringe benefits for certain costs related directly to time spent performing underwriting, policy issuance, medical/inspection, and sales force contract selling acquisition activities of a successful contract;

•	other costs related directly to the insurer’s acquisition activities noted above that would not have been incurred had the issuance of the contract not occurred; and

•	certain advertising costs that meet the deferral criteria.

All other acquisition costs such as general advertising, market research, training, administration and unsuccessful acquisition efforts are expensed as incurred.

DAC is subject to recoverability testing in the year of policy issuance and loss recognition testing at the end of each reporting period.

For traditional nonparticipating life insurance products, DAC is amortized with interest over the premium paying period of the related policies in proportion to premium revenue. Such anticipated premium revenue is estimated using the same assumptions as were used for computing liabilities for future policy benefits.

For investment and universal life products, DAC is amortized with interest over the lives of the policies in relation to the present value of the estimated future gross revenues (projected investment income, asset fees, cost of insurance charges, policy administration fees, surrender charges, and net realized gains and losses) or estimated future gross profits (gross revenues less interest credits, policy benefits and policy maintenance expenses).

DAC for investment products and universal life business is adjusted to reflect the impact of unrealized gains and losses on the related fixed maturity securities available-for-sale.

10	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The most significant assumptions that are involved in the estimation of future gross profits include future gross separate account performance, surrender/lapse rates, interest margins and mortality. The Company’s long-term assumption for gross separate account performance is 9.15%, a blend of expected returns from stock, money market and bond funds representative of the in-force block of contracts before deductions for policy charges. The Company assumes that the level of separate account assets resulting from market performance will revert, over a three year period, to the level expected if the long-term assumed trend rate had applied. This assumption is commonly referred to as a reversion to the mean. The Company’s policy regarding the reversion to the mean process does not permit projected returns to be below 1.00% or in excess of 17.29% during the three-year reversion period.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (“DAC unlocking”), which could be significant. In general, increases in the estimated general and net separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization. Any resulting DAC unlocking adjustments are reflected currently in the amortization of DAC in the statements of income.

(e)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. The activity of the separate accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed. These are recorded in either annuity premiums and charges or benefits and claims in the statements of income.

(f)	Revenues and Benefits

Traditional Life Insurance Products

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of term life policies.

Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Investment Products and Universal Life Insurance Products

Investment products consist primarily of individual deferred annuities and annuities without life contingencies. Universal life insurance products include universal life, variable universal life, and other interest-sensitive life insurance policies.

11	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Revenues for investment products and universal life insurance products consist of net investment income, cost of insurance charges, asset fees, policy administration fees, and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based upon the nature of such fees. Cost of insurance charges and policy administrative fees are assessed on a daily, monthly or annual basis, and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods such as unearned front end loads are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs, and interest credited to policy account balances.

Accident and Health Insurance Products

Accident and health insurance premiums including group life and health are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

(g)	Future Policy Benefits and Claims

The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. The process of calculating reserve amounts for a life insurance organization involves the use of a number of assumptions, including those related to persistency (how long a contract stays with a company), mortality (the relative incidence of death in a given time), morbidity (the relative incidence of disability resulting from disease or physical ailment) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries.

Liabilities for traditional life insurance policies are calculated using a net level premium method based on estimates of mortality, morbidity, investment yields, and withdrawals which were used or which were being experienced at the time the policies were issued.

Liabilities for investment products in the accumulation phase, universal life insurance products and variable universal life insurance products are calculated based on participants’ contributions plus interest credited less applicable contract charges.

Liabilities for payout annuities are calculated using the present value of future benefits and maintenance costs discounted using varying interest rates.

12	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The Company regularly reviews its estimates of future policy benefits and claims liabilities and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the change occurs.

(h)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. To the extent there are loss limiting features that preclude the reinsurer from assuming the risk of significant loss, the Company would account for such agreements using deposit accounting. There were no such agreements as of December 31, 2014 or 2013.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

Amounts recoverable under reinsurance agreements, which totaled $1,342,087 and $1,168,754 as of December 31, 2014 and 2013, respectively, include ceded reserves, paid and unpaid claims, and certain other amounts.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts on the statements of income. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

(i)	Income Taxes

The Company is included as part of the life/non-life consolidated federal income tax return of its ultimate parent, ONMH, which includes its U.S. domestic subsidiaries.

The Company utilizes a consolidated approach to the allocation of current taxes. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service.

The provision for federal income taxes represents management’s best estimate of the deductibility of certain items and the realization of certain tax credits.

13	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

In determining the need for a valuation allowance, the Company considers the carryback capacity to absorb losses, reversal of existing temporary differences, estimated future taxable income and prudent and feasible tax planning strategies. The determination of the valuation allowance for the Company’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance. Management’s judgments are subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitive pricing, and specific industry and market conditions.

(j)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of loss can be reasonably estimated. Legal costs are recognized when incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements.

(k)	Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all short-term investments with original maturities of three months or less (including securities lending collateral) to be cash equivalents.

(l)	Other Income

The Company earns sales load fees on the sale of the Company’s variable universal life contracts by unrelated third party brokers. The sales loads on these contracts are recognized as revenue when earned.

(m)	Adoption of New Accounting Pronouncements

In February 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-02, Consolidation (Topic 810) Amendments to the Consolidation Analysis, effective for annual periods beginning after December 15, 2015. Early adoption is permitted. This guidance modifies and improves a legal entity’s evaluation process of determining whether limited partnerships, limited liability corporations, or securitization structures should be consolidated. Management does not expect that this guidance will have any impact on the financial statements.

14	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

In May 2014, the FASB issued new guidance Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), effective for annual periods beginning after December 15, 2017. Early adoption is permitted for non-public entities with certain restrictions. This guidance outlines a single, comprehensive model for accounting for revenue from contracts with customers. Topic 606 specifically excludes insurance contracts from its scope; however, management is in the process of evaluating whether the Company has any contractual arrangements which would fall into the scope of Topic 606. Management does not expect a material impact to the financial statements as a result of this new standard.

On January 1, 2014, the Company adopted FASB ASU 2013-11, Income Taxes: Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. Under this guidance, an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The adoption of this guidance did not have a material impact on the Company’s financial statements.

On January 1, 2013, the Company adopted FASB ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. This guidance improves the transparency of reporting these reclassifications but did not change the requirements for reporting net income or other comprehensive income in financial statements. The adoption of this guidance did not have any impact on the Company’s financial statements as it pertains only to additional disclosures.

(n)	Correction of Immaterial Items

During 2014, management recorded corrections related to amounts previously reported in the financial statements as of December 31, 2013 and prior. The corrections primarily related to universal life policy charges, other policyholder funds, and deferred policy acquisition costs. These corrections were reflected in the 2014 statements of income. As a result of these corrections, ONLAC’s income before income taxes and net income were favorably impacted by $5,956 and $4,741, respectively, in the 2014 statements of income. Management has determined that the impact of these corrections is immaterial to the 2014 financial statements, as well as the 2013 and 2012 financial statements previously reported.

15	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

(o)	Subsequent Events

The Company has evaluated subsequent events through April 27, 2015, the date that the financial statements were available to be issued.

(4)	Risks

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Changes in the tax treatment for corporate owned life insurance (“COLI”) and bank owned life insurance (“BOLI”) could impact the Company’s ability to sell those products in the future or existing policies may be surrendered or allowed to lapse.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company reduces this risk through geographical diversification and the purchase of reinsurance.

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance contracts to cede a portion of its general account life, annuity and health business. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company. If such ratings were lowered significantly relative to our competitors, our ability to market products to new customers could be harmed as well as the potential loss of existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

16	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Information Technology Risk is the risk that the computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, or other events beyond the Company’s control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business, materially affect profitability as well as negatively impact the Company’s reputation.

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectibility of the loans and the credit quality of reinsurers.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the fixed maturity securities. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. Losses in the equity market could result in declines in separate account assets and assets under management thus affecting investment management fees revenue and may require the Company to accelerate the amortization of DAC. The Company attempts to minimize the adverse impact of this risk by monitoring the diversification of the Company’s investment portfolio.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing BOLI policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, the Company manages the BOLI growth to not exceed a specified percentage of general account assets to minimize the risk of liquidity strain.

Investment Risk – see Note 7 for additional risks specific to the investment portfolio.

17	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

(5)	Changes in Accumulated Other Comprehensive Income

The following table shows the changes in accumulated other comprehensive income, net of taxes, by component for the years ended December 31:

	Foreign	Adjustment to:
	currency	Future policy	Deferred
	translation	benefits and	acquisition	Unrealized
	adjustment	claims	costs	gains (losses)	Total
December 31, 2012	$2,431	(913)	(44,231)	128,265	85,552
Other comprehensive (loss)income before reclassifications	(2,431)	172	24,237	(71,473)	(49,495)
Amounts reclassified from accumulated other comprehensive income	—	—	—	(1,624)	(1,624)

Change	(2,431)	172	24,237	(73,097)	(51,119)

December 31, 2013	$—	(741)	(19,994)	55,168	34,433
Other comprehensive (loss)income before reclassifications	—	(142)	(12,893)	44,575	31,540
Amounts reclassified from accumulated other comprehensive income	—	—	—	(3,253)	(3,253)

Change	—	(142)	(12,893)	41,322	28,287

December 31, 2014	$—	(883)	(32,887)	96,490	62,720

18	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The following table shows the reclassifications out of accumulated other comprehensive income (loss), net of taxes, for the years ended December 31:

Details about accumulated other comprehensive income (loss) components	2014	2013	Statement of income location
Unrealized gains/(losses) on securities available-for-sale:
			Realized gains, excluding other-than-temporary
	$5,004	2,498	impairment losses on securities

	(1,751)	(874)	Income tax current expense

Total reclassification for the year	$3,253	1,624	Total net gain

(6)	Fair Value Measurements

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the balance sheets into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

19	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The levels of fair value hierarchy are as follows:

•

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. government securities, actively traded equity securities, cash and cash equivalents and separate account assets.

•

Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1 that are observable in active markets or that are derived principally from or corroborated by observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities, municipal bonds, foreign government debt, certain corporate debt, asset-backed, mortgage-backed, private placement and equity securities.

•

Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt and asset-backed securities.

20	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The following table presents the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2014
Assets
Investments:
Securities available-for-sale:
Fixed maturity securities:
U.S. treasury securities and obligations of U.S. government	$3,960	12,314	—	16,274
Obligations of states and political subdivisions	—	250,960	—	250,960
Corporate	—	1,407,632	19,289	1,426,921
Asset-backed	—	169,284	23,601	192,885
Mortgage-backed	—	327,287	—	327,287
Equity securities	4	16,353	—	16,357
Short-term investments securities lending collateral	—	94,102	—	94,102
Cash	44,891	—	—	44,891
Assets held in separate accounts	271,568	—	—	271,568

Total assets	$320,423	2,277,932	42,890	2,641,245

2013
Assets
Investments:
Securities available-for-sale:
Fixed maturity securities:
U.S. treasury securities and obligations of U.S. government	$3,961	10,384	—	14,345
Obligations of states and political subdivisions	—	211,255	—	211,255
Debt securities issued by foreign governments	—	76	—	76
Corporate	—	1,280,604	5,429	1,286,033
Asset-backed	—	160,691	21,621	182,312
Mortgage-backed	—	304,767	—	304,767
Equity securities	3	8,949	—	8,952
Short-term investments securities lending collateral	—	78,790	—	78,790
Cash	71,390	—	—	71,390
Assets held in separate accounts	274,182	—	—	274,182

Total assets	$349,536	2,055,516	27,050	2,432,102

21	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of FASB ASC Topic 820, Fair Value Measurements and Disclosures, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments listed in the above tables:

Fixed maturity and equity securities – The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these fixed maturity securities as Level 2 assets.

Fixed maturity securities not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular fixed maturity security. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values within Level 2.

22	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

In some instances the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These fixed maturity securities are classified as Level 3 assets.

For certain asset-backed fixed maturity securities with complex cash flows that are not priced by independent pricing services, management determines the fair value using other modeling techniques, primarily commercial software applications utilized for valuing securitized investments with variable cash flows. These fixed maturity securities are classified as Level 3 assets.

At December 31, 2014, 73.6% of the estimated fair values of fixed maturity securities were obtained from independent pricing services, 17.5% from the Company’s internal pricing matrices and 8.9% from other sources.

Short-term investments - Short-term investments include fixed maturity securities that mature in less than one year and are valued in the same manner as the fixed maturity securities.

Cash and cash equivalents - Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash equivalents are comprised of publicly traded money market accounts which are considered to be Level 1 assets.

Assets held in separate accounts - Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the balance sheets. The underlying securities are mutual funds that are valued using the reported net asset value which is published daily. The Company has classified the estimated separate account assets as Level 1 assets.

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

23	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

	Investments
		Asset -	Total
	Corporate	backed	assets
December 31, 2012	$10,358	35,931	46,289
Net investment gains (losses):
In earnings (realized and unrealized)[1]	(1)	(305)	(306)
Unrealized in OCI[2]	5	264	269
Purchases	603	1,669	2,272
Settlements	(1,349)	(8,977)	(10,326)
Transfers into Level 3	679	—	679
Transfers out of Level 3	(4,866)	(6,961)	(11,827)

December 31, 2013	5,429	21,621	27,050
Net investment gains (losses):
In earnings (realized and unrealized)[1]	620	49	669
Unrealized in OCI[2]	269	3,038	3,307
Purchases	14,216	2,500	16,716
Settlements	(3,695)	(3,607)	(7,302)
Transfers into Level 3	3,919	—	3,919
Transfers out of Level 3	(1,469)	—	(1,469)

December 31, 2014	$19,289	23,601	42,890

Change in unrealized gains (losses):
Still held at December 31:
2013	$(1)	(305)	(306)

2014	$620	49	669

[1]

Net realized investment gains and losses included in earnings reflect gains/(losses) on sales of financial instruments, changes in fair value of other assets and liabilities, other-than-temporary impairments, amortization and accretion of premiums or discounts and derivative settlements activity.

[2]	Unrealized investment gains and losses recorded in other comprehensive (loss) income include changes in market value of certain instruments.

24	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The following tables present certain quantitative information about the significant unobservable inputs used in the fair value measurement for asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31. Certain securities classified as Level 3 excluded from the table below are obtained from non-binding broker quotes where observable inputs are not reasonably obtainable by the Company.

						Impact of
	Assets		Unobservable			increase in
	measured at	Valuation	input	Input/range of	Weighted	input on
	fair value	technique(s)	description	inputs	average	fair value
2014
Assets:
Securities available-for-sale:
Fixed maturity securities:
Asset-backed	$18,661	Market pricing	Market prices	81-108	98	Increase
2013
Assets:
Securities available-for-sale:
Fixed maturity securities:
Asset-backed	$18,654	Market pricing	Market prices	33-108	96	Increase

Asset Transfers Between Levels

The Company reviews its fair value hierarchy classifications annually. Transfers into or out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company’s conclusion that pricing information received from a third party pricing service is not reflective of market activity.

25	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

	Transfers out	Transfers out	Transfers out
	of Level 2 into	of Level 2 into	of Level 3 into
	Level 1	Level 3	Level 2
2014
Assets:
Securities available-for-sale:
Fixed maturity securities:
Corporate	$—	3,919	1,469
2013
Assets:
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities	$3,961	—	—
Corporate	—	679	4,866
Asset-backed	—	—	6,961

During the years ended December 31, 2014 and 2013, the Company transferred investments totaling $3,919 and $679, respectively, into Level 3 from Level 2 as a result of lack of visibility to observe significant inputs to price. During the years ended December 31, 2014 and 2013, the Company transferred investments totaling $1,469 and $11,827, respectively, out of Level 3 into Level 2 as a result of the availability of observable pricing inputs for these securities. During the years ended December 31, 2014 and 2013, the Company transferred $0 and $3,961, respectively, of U.S. Treasury securities from Level 2 to Level 1. There were no transfers out of Level 1 in 2014 or 2013.

Fair Value Measurement on a Nonrecurring Basis

In 2014 and 2013, the Company impaired two and three fixed maturity held-to-maturity securities and no and one mortgage loan on real estate and measured the securities and loan at estimated fair value. The Company uses the same valuation methodologies for its fair value measurements on a nonrecurring basis. The valuation techniques involved significant unobservable market inputs such as non-binding broker quotes, internal liquidation analysis and the use of models. For mortgage loans, the valuation techniques were primarily based on the estimated fair value of the underlying collateral. These values were determined using third-party appraisals.

26	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The following tables present the Company’s hierarchy for its assets measured at fair value on a nonrecurring basis for the years ended December 31:

					Total
					realized
	Level 1	Level 2	Level 3	Total	losses
2014
Assets:
Investments:
Fixed maturity held-to-maturity
securities, at amortized cost	$—	—	1,325	1,325	1,033

Total assets	$—	—	1,325	1,325	1,033

2013
Assets:
Investments:
Fixed maturity held-to-maturity
securities, at amortized cost	$—	—	904	904	400
Mortgage loans on real estate, net	—	—	683	683	34

Total assets	$—	—	1,587	1,587	434

Financial Instruments Not Carried at Fair Value

FASB ASC Topic 825, Financial Instruments, requires additional disclosure of the fair value information about existing on and off balance sheet financial instruments. ASC Topic 825 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. The Company’s assets and liabilities subject to ASC Topic 825 disclosure that have not been presented at fair value in the ASC Topic 820 tables above are presented in the table below:

27	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

	Carrying	Estimated	Fair value hierarchy level
	value	fair value	Level 1	Level 2	Level 3
2014
Assets:
Fixed maturity held-to-maturity securities	$401,622	432,987	—	431,661	1,326
Mortgage loans on real estate	377,201	396,383	—	—	396,383
Policy loans	100,277	122,245	—	—	122,245
Liabilities:
Investment contracts	$66,272	68,555	—	68,555	—
2013
Assets:
Fixed maturity held-to-maturity securities	$354,663	377,733	—	372,195	5,538
Mortgage loans on real estate	390,809	398,276	—	—	398,276
Policy loans	97,721	119,314	—	—	119,314
Liabilities:
Investment contracts	$69,559	71,463	—	71,463	—

In estimating the fair value of financial instruments, the Company used the following methods and assumptions:

Fixed maturity held-to-maturity securities – The fair value of fixed maturity held-to-maturity securities, primarily private placements, is generally estimated from an internal pricing matrix using credit spreads over Treasury yields. The Company classified these estimated fair values as Level 2 assets and Level 3 assets using the same valuation methodologies for fixed maturity securities that are recorded at estimated fair value on a recurring basis.

Mortgage loans on real estate – The fair value of mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company’s mortgage loans are valued using internally obtained credit ratings and are classified as Level 3.

Policy loans – The fair value of policy loans is estimated using discounted cash flow calculations. The expected life of the loan is based on internal assumptions; therefore, the Company has classified these as Level 3 assets.

28	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Investment contracts – The fair value of the Company’s liabilities under investment contracts is estimated using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Cash flows are discounted at a rate that reflects the nonperformance risk of the Company. The amounts shown in the above table are net of reinsurance. The inputs are market observable; therefore, the Company has classified these as Level 2 assets.

(7)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

•	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

•	the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;

•	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other than temporary impairments; and

•	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period.

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

29	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Fixed Maturity and Equity Securities

Fixed Maturity and Equity Securities by Sector

The amortized cost and estimated fair value of available-for-sale and held-to-maturity securities for both fixed maturities and equity securities by sector as of December 31 is as follows:

	2014
		Gross	Gross		Non-
	Amortized	unrealized	unrealized	Estimated	credit
	cost	gains	losses	fair value	OTI
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of
U.S. government	$14,354	1,985	(65)	16,274	—
Obligations of states and political subdivisions	239,949	12,054	(1,043)	250,960	—
Corporate	1,307,210	124,872	(5,161)	1,426,921	(50)
Asset-backed	183,428	9,718	(261)	192,885	(5,040)
Mortgage-backed	319,477	10,587	(2,777)	327,287	(9,473)

Total fixed maturity securities	$2,064,418	159,216	(9,307)	2,214,327	(14,563)

Equity securities	$16,869	49	(561)	16,357	—

Fixed maturity held-to-maturity securities:
U.S. Treasury securities and obligations of
U.S. government	$3,330	368	—	3,698	—
Obligations of states and political subdivisions	1,705	430	—	2,135	—
Debt securities issued by foreign governments	1,000	—	—	1,000	—
Corporate	395,587	31,385	(818)	426,154	—

Total held-to-maturity	$401,622	32,183	(818)	432,987	—

30	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

	2013
		Gross	Gross		Non-
	Amortized	unrealized	unrealized	Estimated	credit
	cost	gains	losses	fair value	OTI
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of
U.S. government	$13,382	1,304	(341)	14,345	—
Obligations of states and political subdivisions	220,943	3,221	(12,909)	211,255	—
Debt securities issued by foreign governments	75	1	—	76	—
Corporate	1,190,683	106,456	(11,106)	1,286,033	(50)
Asset-backed	179,137	4,136	(961)	182,312	(5,040)
Mortgage-backed	306,432	7,563	(9,228)	304,767	(9,676)

Total fixed maturity securities	$1,910,652	122,681	(34,545)	1,998,788	(14,766)

Equity securities	$11,263	113	(2,424)	8,952	—

Fixed maturity held-to-maturity securities:
U.S. Treasury securities and obligations of
U.S. government	$3,569	261	—	3,830	—
Obligations of states and political subdivisions	1,795	402	—	2,197	—
Debt securities issued by foreign governments	1,000	—	—	1,000	—
Corporate	348,299	24,853	(2,446)	370,706	—

Total held-to-maturity	$354,663	25,516	(2,446)	377,733	—

Non-credit other than temporary impairment (“OTI”) represents the amount of cumulative non-credit OTI losses recognized in other comprehensive income on securities as of the date of OTI that also had credit impairments.

31	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The Company’s fixed maturities portfolio is comprised primarily of investment grade securities. Based upon designations by the NAIC, investment grade securities comprised 94.8% and 94.1% of the Company’s total available-for-sale and held-to-maturity fixed maturity securities portfolio as of December 31, 2014 and 2013, respectively.

Investments with a fair value of $4,605 and $4,086 as of December 31, 2014 and 2013, respectively, were on deposit with various regulatory agencies as required by law and are included in securities available-for-sale.

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities available-for-sale and held-to-maturity as of December 31, 2014, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2014.

	Fixed maturity securities
	Available-for-sale		Held-to-maturity
	Amortized	Estimated	Amortized	Estimated
	cost	fair value	cost	fair value
Due in one year or less	$131,477	136,758	9,541	9,734
Due after one year through five years	567,512	613,235	96,143	103,835
Due after five years through ten years	808,405	845,468	236,281	254,337
Due after ten years	557,024	618,866	59,657	65,081

Total	$2,064,418	2,214,327	401,622	432,987

32	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities

The following tables present the estimated fair value and gross unrealized loss of the Company’s fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	fair value	losses	fair value	losses	fair value	losses
2014
U.S. Treasury securities and obligations of U.S. government	$3,026	(65)	—	—	3,026	(65)
Obligations of states and political subdivisions	4,886	(24)	35,926	(1,019)	40,812	(1,043)
Corporate	97,523	(3,590)	46,532	(2,389)	144,055	(5,979)
Asset-backed	23,247	(136)	9,349	(125)	32,596	(261)
Mortgage-backed	7,057	(36)	96,163	(2,741)	103,220	(2,777)

Total fixed maturity securities	135,739	(3,851)	187,970	(6,274)	323,709	(10,125)
Equity securities	10,688	(561)	—	—	10,688	(561)

Total	$146,427	(4,412)	187,970	(6,274)	334,397	(10,686)

2013
U.S. Treasury securities and obligations of U.S. government	$3,732	(341)	—	—	3,732	(341)
Obligations of states and political subdivisions	134,882	(12,909)	—	—	134,882	(12,909)
Corporate	253,560	(12,669)	9,540	(883)	263,100	(13,552)
Asset-backed	33,927	(402)	15,743	(559)	49,670	(961)
Mortgage-backed	127,450	(7,455)	17,144	(1,773)	144,594	(9,228)

Total fixed maturity securities	553,551	(33,776)	42,427	(3,215)	595,978	(36,991)
Equity securities	8,836	(2,422)	3	(2)	8,839	(2,424)

Total	$562,387	(36,198)	42,430	(3,217)	604,817	(39,415)

33	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Concentrations related to fixed maturity securities in an unrealized loss position are included in the tables below. The tables summarize the fixed maturity securities by sector in an unrealized loss position for less than and greater than twelve months as of December 31:

	Less than	12 months		Number of
	12 months	or longer	Total	Securities
2014
99.9%-80%:
U.S. Treasury securities and
obligations of U.S. government	$(65)	—	(65)	2
Obligations of states and political subdivisions	(24)	(1,019)	(1,043)	22
Corporate	(3,551)	(2,369)	(5,920)	97
Asset-backed	(136)	(125)	(261)	18
Mortgage-backed	(36)	(2,741)	(2,777)	28
Below 80%:
Corporate	(39)	(20)	(59)	2

Total	$(3,851)	(6,274)	(10,125)	169

2013
99.9%-80%:
U.S. Treasury securities and
obligations of U.S. government	$(341)	—	(341)	2
Obligations of states and political subdivisions	(12,029)	—	(12,029)	82
Corporate	(12,399)	(883)	(13,282)	187
Asset-backed	(402)	(559)	(961)	31
Mortgage-backed	(7,455)	(1,773)	(9,228)	46
Below 80%:
Obligations of states and political subdivisions	(880)	—	(880)	3
Corporate	(270)	—	(270)	1

Total	$(33,776)	(3,215)	(36,991)	352

34	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Evaluation of Other Than Temporarily Impaired Investments

Management regularly reviews its fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other than temporary declines in fair value of investments.

An analysis is prepared which focuses on the issuer’s ability to service its debts and the extent and length of time the security has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the securities portfolio.

For structured securities included in fixed maturity securities, the Company determines the collectability of the securities’ expected future cash flows. For corporate securities, the Company evaluates the financial performance of the issuer based upon credit performance and investment ratings. Residential mortgage-backed securities and asset-backed securities are assessed for impairment using default estimates based on the underlying collateral performance including default rates, recovery rates and prepayment speeds. Cash flows generated by the collateral are then utilized, along with consideration for the issue’s position in the overall structure, to determine cash flows associated with the security.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security is other than temporarily impaired. Relevant facts and circumstances that may be considered include:

•	comparison of current estimated fair value of the security as compared to cost;

•	length of time the estimated fair value has been below cost;

•	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

•	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

•	any items specifically pledged to support the credit along with any other security interests or collateral;

•

the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity securities, the forecasted recovery of estimated fair value in a reasonable period of time;

•	overall business climate including litigation and government actions;

•	rating agency downgrades;

•	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

•	other circumstances particular to an individual security.

35	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

For each security deemed by management that meets the criteria for additional analysis, the Company prepares an analysis of the present value of the expected cash flows, using the interest rate implicit in the investment at the date of acquisition. To the extent that the present value of cash flows generated by a security is less than the amortized cost, an OTI is recognized in the statements of income.

For those debt securities for which the Company has the intent to sell the security, or if it is more likely than not that it will be required to sell the security before recovery of the amortized cost, the entire unrealized loss (the amount that the amortized cost basis exceeds the estimated fair value) is recognized in the statements of income. For those debt securities for which the Company does not intend to sell the security and it is not more likely than not that the Company will be required to sell the security, but the security has suffered a credit loss (the amortized cost basis exceeds the present value of the expected cash flows), the impairment charge (excess of amortized cost over estimated fair value) is bifurcated with the credit loss portion recorded in the statements of income, and the remainder, or non-credit loss portion, is recorded in other comprehensive income (loss). For those fixed maturity securities for which the Company has recorded a portion of the OTI in other comprehensive income (loss), the Company prospectively amortizes the amount of the loss that was recorded in other comprehensive income (loss) over the remaining life of the security to the statements of income based on the timing of future cash flows.

The Company discloses as part of the separate component of AOCI the non-credit portion of any OTI. Subsequent changes in estimated fair value that are not considered OTI are not included in the separate component of AOCI.

Current Year Evaluation

The Company has concluded securities in an unrealized loss position as of December 31, 2014 and 2013 reflect temporary fluctuations in economic factors that are not indicative of OTI due to the Company’s ability and intent to hold the fixed maturity security investments until recovery of estimated fair value or amortized cost and for equity securities, anticipate a forecasted recovery in a reasonable period of time.

Total unrealized losses declined from December 31, 2013 to December 31, 2014 due to declining U.S. Treasury yields, offset to a limited degree by slightly wider credit spreads. Accordingly no write-downs were deemed necessary for the securities reflected in the tables above.

36	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans consist of commercial mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 125% of the loan at the time the loan is made. The carrying amounts of our mortgage loan portfolio as of December 31 were as follows:

	2014	2013
Commercial mortgage loans	$378,265	391,937
Valuation allowance	1,064	1,128

Net carrying value	$377,201	390,809

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. Total loans in any state did not exceed 13.2% as of December 31, 2014 and 2013.

As of December 31, 2014, loans in the states of Texas, Ohio and Florida exceeded 10.0% of the total loan portfolio and had carrying values of $44,311 and $43,131, and $38,812, respectively. As of December 31, 2013, loans in the states of Texas and Ohio exceeded 10.0% of the total loan portfolio and had carrying values of $51,371 and $43,877, respectively.

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan to value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of our portfolio maintenance in 2014, we physically inspected nearly 100% of the properties in our portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

37	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The following table summarizes our commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

	DSC
	Greater than	1.8x to	1.5x to	1.2x to	1.0x to	Less than
LTV	2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Total
2014
0% - 50%	$31,862	23,343	34,637	95,174	36,704	—	221,720
50% - 60%	2,882	5,451	23,789	48,196	24,739	1,162	106,219
60% - 70%	2,681	—	13,891	27,253	1,399	1,001	46,225
70% - 80%	—	—	—	1,499	1,538	—	3,037
80% and greater	—	—	—	—	—	—	—

Total	$37,425	28,794	72,317	172,122	64,380	2,163	377,201

2013
0% - 50%	$49,544	19,535	44,742	74,032	24,385	11,747	223,985
50% - 60%	16,600	12,187	19,883	44,166	18,827	3,577	115,240
60% - 70%	7,565	2,950	11,934	18,746	4,358	5,143	50,696
70% - 80%	—	—	—	888	—	—	888
80% and greater	—	—	—	—	—	—	—

Total	$73,709	34,672	76,559	137,832	47,570	20,467	390,809

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. Our corporate policy directs that our LTV on new mortgages not exceed 75% for standard mortgages.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

Allowance for Loan Losses

The allowance for loan losses is comprised of two components, specific and general, based on amounts collectively and individually evaluated for impairment. The Company’s commercial mortgage loan portfolio has experienced minimal historical losses throughout the years, including the last three years.

The general component of the allowance for loan losses is maintained at a level believed adequate by management and reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date but not yet identified by specific loan.

38	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

A rollforward of the allowance for loan losses is as follows:

	2014	2013
Beginning balance	$1,128	1,184
Provision	2	55
Charge-offs	(66)	(111)

Ending balance	$1,064	1,128

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record an allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

Mortgage Loan Aging

The table below depicts the loan portfolio exposure, net of allowance, of the remaining principal balances (which equal the Company’s recorded investment), by type, as of December 31:

							Recorded
			90 days				investment >
	30-59 days	60-89 days	or more	Total			90 days and
	past due	past due	past due	past due	Current	Total	accruing
2014	$—	—	—	—	377,201	377,201	—

2013	$619	—	—	619	390,190	390,809	—

Performance, Impairment and Foreclosures

At December 31, 2014 and 2013, the Company had no mortgage loans in the process of foreclosure. Mortgage loan write-downs were $66, $146 and $330, during 2014, 2013 and 2012, respectively.

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the balance sheet date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

39	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The Company had no mortgage loans on nonaccrual status as of December 31, 2014 and 2013, respectively.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2014 or 2013.

The recorded investment in and unpaid principal balance of impaired loans along with the related specific allowance for loan losses, if any, and the average recorded investment and interest income recognized during the time the loans were impaired as of December 31 were as follows:

		Unpaid		Average	Interest
	Recorded	principal	Related	recorded	income
	investment	balance	allowance	investment	recognized
2014
With an allowance recorded:
Commercial mortgages	$684	718	(34)	690	45

2013
With an allowance recorded:
Commercial mortgages	$697	732	(35)	348	46

Other Long Term Investments

The components of other long-term investments were as follows as of December 31:

	2014	2013
Venture capital partnerships	$129	200
Receivable for securities	129	339

Total	$258	539

Securities Lending

As of December 31, 2014 and 2013, the Company received $94,102 and $78,790, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in the balance sheets in short-term investments securities lending collateral with a corresponding liability recorded in payables for securities lending collateral to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2014 and 2013. As of December 31, 2014 and 2013, the Company had loaned securities with a fair value of $90,599 and $73,498, respectively, which are recognized in the balance sheets in securities available-for-sale.

40	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Variable Interest Entities (“VIE”)

In the normal course of business, the Company invests in fixed maturity securities that could qualify as VIE. A VIE is a legal entity that lacks sufficient equity to finance their activities, or the equity investors of the entities as a group lack any of the characteristics of a controlling interest. The primary beneficiary of a VIE is generally the enterprise that has both the power to direct the activities most significant to the VIE, and is the enterprise that will absorb a majority of the fund’s expected losses or receive a majority of the fund’s expected residual returns. The Company evaluates its interest in certain fixed maturity investments, corporate securities, mortgage-back securities, and asset-backed securities, to determine if the entities meet the definition of a VIE and whether the Company is the primary beneficiary and should consolidate the entity based upon the variable interests it held both at inception and where there is a change in circumstances that requires a reconsideration.

The Company has determined that it is not the primary beneficiary of these securities as the Company does not have the power to direct the activities that most significantly impact the entities’ performance. The Company’s maximum exposure to loss is limited to the carrying values of these securities. There are no liquidity arrangements, guarantees or other commitments by third parties that affect the fair value of the Company’s interest in these assets.

Net Investment Income

Analysis of investment income by investment type follows for the years ended December 31:

	Investment income
	2014	2013	2012
Gross investment income:
Securities available-for-sale:
Fixed maturity securities	$101,143	103,117	101,221
Equity securities	746	521	51
Fixed maturity held-to-maturity securities	21,909	20,374	20,131
Mortgage loans on real estate	25,479	25,160	25,461
Policy loans	6,040	5,820	5,604
Short-term investments	448	208	906
Other	—	2,351	24

Total gross investment income	155,765	157,551	153,398
Investment expenses	(512)	(475)	(453)

Net investment income	$155,253	157,076	152,945

41	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Net Realized Gains (Losses)

Analysis of net realized gains (losses) by investment type follows for the years ended December 31:

	Realized gains (losses) on investments
	2014	2013	2012
Securities available-for-sale:
Fixed maturity securities	$5,661	(2,816)	1,699
Equity securities	(232)	903	—
Fixed maturity held-to-maturity securities	(1,112)	(104)	(484)
Mortgage loans on real estate	(66)	(111)	(329)
Derivative instruments	560	—	—

Total realized gains (losses) on investments	4,811	(2,128)	886
Change in allowances for mortgage loans on real estate	64	56	67

Net realized gains (losses) on investments	$4,875	(2,072)	953

Realized gains (losses) on investments, as shown in the table above, include write-downs for OTI of $2,170, $2,930, and $2,085 for the years ended December 31, 2014, 2013 and 2012, respectively. As of December 31, 2014, fixed maturity securities with a carrying value of $57,138, which had a cumulative write-down of $14,265 due to OTI, remained in the Company’s investment portfolio.

42	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The following tables summarize total OTI losses on securities by asset type for the years ended December 31:

	Total	Recognized in	Recognized in
	OTI	OCI	earnings
2014
Obligations of states and political subdivisions	$461	(103)	564
Corporate	2,480	1,029	1,451
Asset-backed	37	—	37
Mortgage-backed	(85)	(203)	118

Total other-than-temporary impairment losses	$2,893	723	2,170

2013
Corporate	$2,149	(137)	2,286
Asset-backed	—	(48)	48
Mortgage-backed	325	(271)	596

Total other-than-temporary impairment losses	$2,474	(456)	2,930

2012
Corporate	$—	(878)	878
Asset-backed	405	20	385
Mortgage-backed	(78)	(900)	822

Total other-than-temporary impairment losses	$327	(1,758)	2,085

43	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Credit Loss Rollforward

The following table summarizes the cumulative amounts related to the Company’s credit loss portion of the OTI losses on fixed maturity securities held as of December 31, that the Company does not intend to sell and it is not more likely than not that the Company will be required to sell the security prior to recovery of the amortized cost basis and for which the non-credit portion of the loss is included in other comprehensive income:

	2014	2013	2012
Cumulative credit loss, beginning of year	$24,604	21,674	22,081
New credit losses	1,032	2,474	72
Change in credit losses on securities included in the beginning balance	1,138	456	2,013

Subtotal	26,774	24,604	24,166
Less:
Losses related to securities included in the current year beginning balance sold or paid down during the period	12,509	—	2,492

Cumulative credit loss, end of year	$14,265	24,604	21,674

Sales of Fixed Maturity Securities, Available-for-Sale

The following table summarizes fixed maturity securities available-for-sale activity:

	2014	2013	2012
Proceeds	$184,839	180,877	183,349

Gross realized gains	$2,670	341	846

Gross realized losses	$(137)	(1,204)	(255)

The Company may sell securities classified as held-to-maturity if the Company becomes aware of evidence of significant deterioration in an issuer’s creditworthiness and/or a significant increase in the risk weights of debt securities for regulatory RBC purposes. The Company sold four held-to-maturity securities in 2014. Proceeds from the sale of those securities were $2,972. Net losses of $175 were realized on those sales. There were no sales of held-to-maturity securities in 2013 or 2012.

44	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Net Unrealized Gains (Losses) on Available-for-Sale Securities

An analysis by investment type of the change in unrealized gains (losses), before taxes, on securities available-for-sale is as follows for the years ended December 31:

	2014	2013	2012
Securities available-for-sale:
Fixed maturity securities	$61,774	(109,997)	73,753
Equity securities	1,799	(2,459)	(35)

Change in net unrealized gains	$63,573	(112,456)	73,718

The components of net unrealized gains (losses) on securities available-for-sale in AOCI arising during the period were as follows as of December 31:

	2014	2013	Change
Securities available-for-sale	$149,398	85,825	63,573
Future policy benefits and claims	(1,359)	(1,141)	(218)
Deferred policy acquisition costs	(50,596)	(30,761)	(19,835)
Deferred federal income tax provision	(34,105)	(18,872)	(15,233)

Net unrealized gains	$63,338	35,051	28,287

	2013	2012	Change
Securities available-for-sale	$85,825	198,281	(112,456)
Future policy benefits and claims	(1,141)	(1,405)	264
Deferred policy acquisition costs	(30,761)	(68,048)	37,287
Deferred federal income tax provision	(18,872)	(45,090)	26,218

Net unrealized gains	$35,051	83,738	(48,687)

	2012	2011	Change
Securities available-for-sale	$198,281	124,563	73,718
Future policy benefits and claims	(1,405)	(914)	(491)
Deferred policy acquisition costs	(68,048)	(41,540)	(26,508)
Deferred federal income tax provision	(45,090)	(28,738)	(16,352)

Net unrealized gains	$83,738	53,371	30,367

45	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

(8)	Derivative Financial Instruments

In 2014, the Company entered into an Identified Mixed Straddle Transaction in order to lock in some of the value of certain appreciated fixed maturity securities for a period of time by entering into offsetting short interest rate futures. These futures are considered derivative instruments. Since these derivatives will not meet the definition of a hedge, it will be treated as a derivative with no hedging designation under ASC 815, Derivatives and Hedging, with the gain or loss on the derivative instrument recognized currently in earnings. All positions were acquired and settled in 2014 and resulted in a gain of $560 which is recorded in net realized gains (losses): derivative instruments on the statements of income.

(9)	Deferred Policy Acquisition Costs

The deferred policy acquisition costs and changes thereto for the years ended December 31, 2014 and 2013 were as follows:

	2014	2013
Balance - beginning of year	$325,201	276,780
Acquisition costs deferred	29,484	38,774
Amortization	(5,848)	(27,640)
Unrealized investment gains (losses)	(19,835)	37,287

Balance - end of year	$329,002	325,201

(10)	Future Policy Benefits and Claims

The liability for future policy benefits and claims is comprised of basic and benefit reserves for traditional life products, group life and health policies, universal life policies, and investment contracts.

The liability for future policy benefits for universal life policies and investment contracts represents approximately 83% and 82% of the total liability for future policy benefits as of December 31, 2014 and 2013, respectively. The liability has been established based on accumulated contract values without reduction for surrender penalty provisions. The average interest rate credited on investment product policies was 4.3%, 4.4% and 4.5% for the years ended December 31, 2014, 2013 and 2012, respectively. Approximately 38% and 43%, as of December 31, 2014 and 2013, respectively, of the universal life policies and investment contracts were at their guaranteed minimum interest rate.

The liability for future policy benefits for traditional life products has been established based upon the net level premium method using interest rates varying from 2.5% to 8.0%.

46	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Reserves are calculated using withdrawal, mortality, and morbidity rates. Withdrawal rates vary by issue age, type of coverage and policy duration and are based on Company experience. Mortality and morbidity rates which are guaranteed within insurance contracts are based on published tables and Company experience.

The Company has established a reserve for three universal life plans with lifetime secondary guarantees, which the Company discontinued. The following table summarizes the reserve net of all reinsurance and net amount at risk as of December 31:

	Reserve	Net	Weighted
	net of	amount	average
	reinsurance	at risk	attained age
2014	$744	16,398	63

2013	$674	19,254	63

(11)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties and subsidiaries. This reinsurance involves either ceding certain risks to or assuming risks from other insurance companies. The Company’s financial statements reflect the effects of assumed and ceded reinsurance transactions.

External Reinsurance

For the Company’s life insurance products, the Company reinsures a percentage of the mortality or morbidity risk through coinsurance agreements or on a quota share basis or on an excess retention basis. The Company also reinsures risk associated with their disability and health insurance policies.

Affiliate Reinsurance

ONLIC assumes certain accident and health insurance policies and BOLI policies issued by the Company. Montgomery Re, Inc. (“MONT”), an affiliated reinsurer, assumes certain term life policies and certain death benefit guarantee universal life policies issued by the Company. Kenwood Re, Inc. (“KENW”), an affiliated reinsurer, assumes certain term life policies issued by the Company.

47	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Further information on the activities related to ONLAC’s ceded business is as follows for the years ended December 31:

	2014
	Affiliate	Nonaffiliate
Premiums	$222,147	123,568
Claims incurred	63,798	122,481
Commission and expense allowances	39,367	8,441
Reinsurance recoverable:
Reserves for future policy benefits	971,331	337,073
Policy and contract claims payable	14,019	10,483
Cost of reinsurance, 2011 activity	2,535	5,463
Cost of reinsurance, 2012 activity	1,183	—

	2013
	Affiliate	Nonaffiliate
Premiums	$268,711	120,953
Claims incurred	58,059	102,915
Commission and expense allowances	19,751	9,062
Reinsurance recoverable:
Reserves for future policy benefits	811,737	331,362
Policy and contract claims payable	7,982	6,410
Cost of reinsurance, 2011 activity	2,122	5,929
Cost of reinsurance, 2012 activity	3,209	—

	2012
	Affiliate	Nonaffiliate
Premiums	$219,816	111,535
Claims incurred	64,812	95,568
Commission and expense allowances	5,383	12,045
Reinsurance recoverable:
Reserves for future policy benefits	607,150	339,228
Policy and contract claims payable	4,656	12,116
Cost of reinsurance, 2011 activity	3,887	6,407
Cost of reinsurance, 2012 activity	3,104	—

48	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Affiliate Reinsurance Agreements

The details of the Company’s affiliate reinsurance agreements are as follows:

On July 1, 2014, the reinsurance agreement, dated February 1, 1981, between ONLAC and ONLIC for accident and health insurance (disability insurance) was amended. ONLAC recaptured the disability insurance business from ONLIC that was previously ceded under the agreement. The transaction was a recapture of $57,212 in previously ceded premiums which was recorded in accident and health insurance premiums in the statements of income and $59,931 recapture of previously ceded reserves which was recorded in benefits and claims expenses in the statements of income and future policy benefits and claims liability in the balance sheets.

Effective May 1, 2011, the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from January 1, 2009 to December 31, 2010 and certain death benefit guarantee universal life policies issued from March 23, 2002 to December 11, 2009. Additionally, certain 15 year and 20 year term policies issued from June 4, 2007 to December 31, 2010 that were previously reinsured in part with nonaffiliated reinsurers were also ceded to MONT at 100%.

Effective July 1, 2012, the Company amended its existing 100% coinsurance reinsurance agreement with MONT. The agreement was amended to include an additional 100% coinsurance reinsurance agreement to cede an inforce block of business to MONT. The ceded business consisted of two blocks. The first block consisted of 10, 15, and 20 year term policies issued from January 1, 2011 to December 31, 2011 and was ceded to MONT effective July 1, 2012. The second block was fully retained 10 year term policies issued between April 1, 2004 and June 30, 2008 which were recaptured from a nonaffiliated reinsurer and retroceded to MONT effective December 31, 2012.

Effective December 31, 2013, the Company amended its existing 100% coinsurance reinsurance agreement with MONT. The agreement states that the Company recaptured the blocks of business including 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010.

Effective December 31, 2013, the Company entered into a 100% coinsurance reinsurance agreement with KENW. The agreement included 100% coinsurance to cede two inforce blocks of business to KENW. The first block ceded 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010 (excluding policies which were fully retained). The second block consisted of 10, 15 and 20 year term policies issued between January 1, 2012 and December 31, 2013.

49	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

Net traditional life and accident and health insurance premiums earned are summarized as follows for the years ended December 31:

	2014	2013	2012
Direct premiums earned	$378,153	368,903	332,689
Reinsurance assumed	658	715	812
Reinsurance ceded	(345,715)	(389,664)	(331,351)

Net premiums earned	$33,096	(20,046)	2,150

(12)	Income Taxes

The provision for income taxes is as follows:

	2014	2013	2012
Current expense	$24,954	2,487	2,694
Deferred (benefit) expense	(14,047)	20,529	10,989

Provision for income taxes	$10,907	23,016	13,683

The following table is the reconciliation of the provision for income taxes based on enacted U.S. federal income tax rates to the provision for income taxes reported in the financial statements for the years ended December 31:

	2014	2013	2012
Pre-tax income times U.S. enacted tax rate	$14,445	25,424	17,296
Tax-preferred investment income	(382)	(382)	(433)
Transfer pricing	(2,228)	(1,954)	(3,538)
Other, net	(928)	(72)	358

Provision for income taxes	$10,907	23,016	13,683

Effective tax rate	26.4%	31.7%	27.7%

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions.

50	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

The largest component of tax-preferred investment income in the rate reconciliation above is the Dividends Received Deduction (“SA DRD”) on separate account assets held in connection with variable annuity and life contracts. During 2014, 2013 and 2012 tax return years, the Company recognized an income tax benefit of $254, $334 and $341, respectively. The IRS has conceded the industry issue surrounding the calculation of SA DRD for all audited tax years 2003-2010.

The tax effects of temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability relate to the following as of December 31:

	2014	2013
Deferred tax assets:
Future policy benefits	$543,670	471,228
Mortgage loans on real estate	360	383
Other	1,687	629

Total gross deferred tax assets	545,717	472,240

Deferred tax liabilities:
Fixed maturity securities available-for-sale	43,297	25,891
Deferred policy acquisition costs	62,620	66,194
Reinsurance recoverable	459,397	399,093
Other	6,630	6,105

Total gross deferred tax liabilities	571,944	497,283

Net deferred tax liability	$26,227	25,043

The Company records net deferred tax assets to the extent that the Company believes these assets will more likely than not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income, and tax planning strategies in making this assessment. In the event the Company were to determine that we would be able to realize our deferred income tax assets in the future in excess of their net recorded amount, we would make an adjustment to the valuation allowance, which would reduce the provision for income taxes.

As of December 31, 2014 and 2013, the Company had no net operating loss carryforwards, capital loss carryforwards or valuation allowances recorded.

51	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

(13)	Regulatory RBC and Dividend Restrictions

The Company has to comply with statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for the Company, filed with the Ohio Department of Insurance (the “Department”), are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not prescribed. The Company does not have any permitted statutory accounting practices as of December 31, 2014 or 2013.

Statutory Equity and Income

State insurance regulators and the NAIC have adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. As of December 31, 2014, the Company exceeded the minimum RBC requirements.

A company’s risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company’s statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2014, the Company’s total adjusted capital and company action level RBC was $326,097 and $64,970, respectively, providing an RBC ratio of 502%. Additionally, as of December 31, 2014, the Company’s authorized control level RBC was $32,485.

The statutory basis net income of ONLAC was $18,103, $13,595 and $30,078 for the years ended December 31, 2014, 2013 and 2012, respectively.

The statutory basis capital and surplus of ONLAC was $296,020 and $316,776 as of December 31, 2014 and 2013, respectively.

The primary reasons for the difference between statutory and GAAP accounting for reporting purposes include the following provisions for GAAP:

•

the costs related to successful efforts to acquire business, principally commissions and certain policy issue expenses, are amortized over the period benefited rather than charged to operations in the year incurred;

•

future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

52	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

•	investments in fixed maturity available-for-sale securities are carried at fair value rather than amortized cost;

•	the asset valuation reserve and interest maintenance reserve are not recorded;

•	changes in deferred taxes are recognized in operations; and

•	there is a presentation of other comprehensive (loss) income and comprehensive (loss) income.

Additionally, state regulators and rating agencies do not always use the same methodologies for calculating RBC ratios. There is a risk that a rating agency will not give us credit for certain regulatory RBC rules or permitted practices, which could result in a reduced rating even though the Company’s RBC ratio remains high based upon state regulatory rules and practices.

Dividend Restrictions

The payment of dividends by ONLAC to ONLIC is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of Insurance is limited to the greater of ONLAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of ONLAC, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $29,000 may be paid by ONLAC to ONLIC in 2015 without prior approval. ONLAC declared and paid dividends to ONLIC of $31,000, $31,000 and $34,000 in 2014, 2013 and 2012, respectively.

(14)	Additional Financial Instruments Disclosure

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund bonds and venture capital partnerships of $9,000 as of December 31, 2014 and no commitments as of December 31, 2013. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

(15)	Commitments and Contingencies

The Company is a party in various legal actions arising in the normal course of business. The Company has accrued for estimated legal expenses to defend against these claims. In the opinion of management, after consultation with legal counsel, the ultimate disposition of these matters is not expected to have a material adverse effect on the Company’s balance sheet or results of operations.

53	(Continued)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2014, 2013 and 2012

(Dollars in thousands)

(16)	Related Party Transactions

The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing, and related services to ONLAC. ONLIC primarily uses multiple bases (head counts, salaries, number of policies, field compensation, time, reserve account balances, transaction counts, etc.) and believes they are reasonable for determining the expense charges. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in charges to the Company of approximately $55,727, $52,593 and $41,847 in 2014, 2013, and 2012, respectively. These amounts include pension costs for the personnel furnished to the Company.

54	(Continued)

Schedule I

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2014

(Dollars in thousands)

Column A	Column B	Column C	Column D
			Amount at
			which shown
		Market	in the
Type of investment	Cost	value	balance sheet
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$14,354	16,274	16,274
Obligations of states and political subdivisions	239,949	250,960	250,960
Corporate securities	1,307,210	1,426,921	1,426,921
Asset-backed securities	183,428	192,885	192,885
Mortgage-backed securities	319,477	327,287	327,287

Total fixed maturity available-for-sale securities	2,064,418	2,214,327	2,214,327

Equity securities available-for-sale:
Common stocks:
Industrial, miscellaneous, and all other	5	4	4
Nonredeemable preferred stocks	16,864	16,353	16,353

Total equity securities available-for-sale	16,869	16,357	16,357

Fixed maturity held-to-maturity securities:
Bonds:
U. S. Treasury securities and obligations of U.S. government	3,330	3,698	3,330
Obligations of states and political subdivisions	1,705	2,135	1,705
Debt securities issued by foreign governments	1,000	1,000	1,000
Corporate securities	395,587	426,154	395,587

Total fixed maturity held-to-maturity securities	401,622	432,987	401,622

Mortgage loans on real estate, net	378,265		377,201	[1]
Policy loans	100,277		100,277
Other long-term investments	2,927		258	[2]
Short-term investments securities lending collateral	94,102		94,102

Total investments	$3,058,480		3,204,144

1	Difference from Column B is attributable to valuation allowances due to impairments on mortgage loans on real estate.
2	Difference from Column B is due to operations gains and/or losses of investments in limited partnerships.

See accompanying report of independent registered public accounting firm.

Schedule III

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Supplementary Insurance Information

Years ended December 31, 2014, 2013 and 2012

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Deferred	Future policy		Other policy
	policy	benefits, losses,		claims and
	acquisition	claims, and	Unearned	benefits	Premium
Year segment	costs	loss expenses	Premiums [1]	payable [1]	revenue
2014:
Individual life insurance	$321,090	2,591,692			(31,057)
All other	7,912	1,515,692			64,153

Total	$329,002	4,107,384			33,096

2013:
Individual life insurance	$320,530	2,460,051			(25,025)
All other	4,671	1,286,913			4,979

Total	$325,201	3,746,964			(20,046)

2012:
Individual life insurance	$272,780	2,359,245			(2,834)
All other	4,000	1,116,112			4,984

Total	$276,780	3,475,357			2,150

Column A	Column G	Column H	Column I	Column J	Column K
		Benefits,	Amortization
		claims, losses	of deferred
	Net	and	policy	Other
	investment	settlement	acquisition	operating	Premium
Year segment	income [2]	expenses	costs	expenses [2]	written[3]
2014:
Individual life insurance	$157,562	124,926	7,750	41,215
All other	(2,309)	75,659	(1,902)	7,989

Total	$155,253	200,585	5,848	49,204

2013:
Individual life insurance	$155,089	102,040	26,981	47,835
All other	1,987	8,376	658	3,371

Total	$157,076	110,416	27,639	51,206

2012:
Individual life insurance	$154,283	129,084	43,590	46,603
All other	(1,338)	8,860	739	2,802

Total	$152,945	137,944	44,329	49,405

1	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
2	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.
3	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Reinsurance

Years ended December 31, 2014, 2013 and 2012

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed
	amount	companies	companies	amount	to net
2014:
Life insurance in force	$147,838,975	132,417,666	—	15,421,309	—%
Premiums:
Life insurance	359,570	390,627	—	(31,057)	—%
Accident and health insurance	18,583	(44,912)	658	64,153	1.0%

Total	$378,153	345,715	658	33,096	2.0%

2013:
Life insurance in force	$140,476,852	125,449,522	—	15,027,330	—%
Premiums:
Life insurance	351,149	376,174	—	(25,025)	—%
Accident and health insurance	17,754	13,490	715	4,979	14.4%

Total	$368,903	389,664	715	(20,046)	(3.6)%

2012:
Life insurance in force	$133,438,809	109,698,487	—	23,740,322	—%
Premiums:
Life insurance	315,189	318,023	—	(2,834)	—%
Accident and health insurance	17,500	13,328	812	4,984	16.3%

Total	$332,689	331,351	812	2,150	37.8%

See accompanying report of independent registered public accounting firm.

Schedule V

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Valuation and Qualifying Accounts

Years ended December 31, 2014, 2013 and 2012

(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
		Charged
	Balance at	(credited) to	Charged to		Balance at
	beginning	costs and	other		end of
Description	of period	expenses	accounts	Deductions	period
2014:
Valuation allowances – mortgage loans on real estate	$1,128	2	—	(66)	1,064
2013:
Valuation allowances – mortgage loans on real estate	$1,184	55	—	(111)	1,128
2012:
Valuation allowances – mortgage loans on real estate	$1,251	(67)	—	—	1,184

See accompanying report of independent registered public accounting firm.

Ohio National Variable Account R

Form N-6

Part C

Other Information

Item 26. Exhibits

The exhibits to this Registration Statement are listed below:

26(a)

Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant’s registration statement on Form S-6 on October 31, 2001(File no. 333-16133) and is incorporated by reference herein.

26(b)	N/A
26(c)

Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant’s registration statement on Form S-6 on April 27, 1998 (File no. 333-16133) and is incorporated by reference herein.

Variable Policy Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-effective Amendment no. 23 of Ohio National Variable Account A registration statement on Form N-4 on April 27, 1998 (File no. 2-91213) and is incorporated by reference herein.

26(d)

Flexible Premium Life Insurance Policy, Form 00-VL-1 was filed as Exhibit 5 of Registrant’s registration statement on Form S-6 filed on June 30, 2000 (File No. 333-40636) and is incorporated by reference herein.

26(e)	Variable Life Insurance Application was filed as Exhibit 10 of Registrant’s registration statement on Form S-6 filed on June 30, 2000 (File No. 333-40636) and is incorporated by reference herein.
26(f)

Articles of Incorporation of the Depositor were filed as Exhibit 1.(6)(a) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

Code of Regulations (by-laws) of the Depositor were filed as Exhibit 1(6)(b) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

26(g)	N/A
26(h)

Fund Participation Agreement between Depositor and Prudential Funds was filed as Exhibit (3)(g) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Fund Participation Agreement between Depositor and Neuberger Berman Advisers Management Trust was filed as Exhibit (3)(h) of Post-Effective Amendment No. 51 of Ohio National Variable Account — A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Amendment to Fund Participation Agreement between Depositor and The Universal Institutional Funds was filed as Exhibit (3)(i) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(4) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

Amendment to Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(5) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

First Amendment to the Participation Agreement by and between Salomon Brothers Variable

Series Funds Inc, The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation was filed as Exhibit 99(h)(6) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

26(i)

Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

26(j)	N/A
26(k)	Legal Opinion was filed as Exhibit 99(k) of Amendment No. 10 of the Registrant’s Form N-6 on February 5, 2005 (File No. 333-40724) and is incorporated by reference herein.
26(l)	N/A
26(m)	N/A
26(n)	Consent of KPMG LLP is filed herewith as Exhibit 26(n).
26(o)	N/A
26(p)	N/A
26(q)

Memorandum describing the Depositor’s purchase, transfer, redemption and conversion procedures for the policies was filed as Exhibit 26(q) of the Registrant’s registration statement on Form N-6, Post-Effective Amendment No.6 on April 30, 2014 (File No. 333-153020) and is incorporated by reference herein.

Item 27. Directors and Officers of the Depositor

Name	Relationship with Company

Thomas A. Barefield	Director, Vice Chairman & Chief Distribution Officer

G. Timothy Biggs	Vice President, Mortgages & Real Estate

Richard J. Bodner	Senior Vice President, Insurance Operations
Philip C. Byrde	Vice President, Fixed Income Securities

Christopher A. Carlson	Vice Chairman & Chief Investment Officer

Rocky Coppola	Vice President and Controller

John A. DelPozzo	Senior Vice President, PGA Distribution

Ronald J. Dolan	Director, Vice Chairman and Chief Risk Officer

Joseph M. Fischer	Assistant Secretary
Rosemary L. Gatto	Vice President, Claims
Paul J. Gerard	Senior Vice President, Investments
Robert K. Gongwer	Vice President, Taxes

Kristal E. Hambrick	Executive Vice President and Chief Product Officer

Ronald G. Heibert	Senior Vice President
Melinda G. Hubbard	Vice President, Insurance Operations Support

Gary T. Huffman	Director, Chairman, President and Chief Executive Officer

Danielle D. Ivory	Vice President, New Business & Policyowner Services

Therese S. McDonough	Vice President & Corporate Secretary

Laura J. Muse	Illustration Actuary
Doris L. Paul	Vice President & Treasurer

Arthur J. Roberts	Senior Vice President & Chief Financial Officer

Gary R. Rodmaker	Vice President, Investments

William G. Schlechter M.D.	Vice President and Medical Director

Dennis L. Schoff	Senior Vice President & General Counsel, Assistant Secretary

James C. Smith	Senior Vice President, Internal Audit and Compliance

Raymond D. Spears	Vice President & Chief Underwriting Officer
Annette M. Teders	Vice President, Private Placements

Barbara A. Turner	Senior Vice President and Chief Compliance Officer

Peter Whipple	Senior Vice President & Chief Corporate Actuary

Nicholas A. Vision	Tax Officer

The principal business address is One Financial Way, Cincinnati, Ohio 45242.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of the Depositor. The Depositor is a wholly-owned subsidiary of The Ohio National Life Insurance Company, which is a wholly-owned subsidiary of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
The Ohio National Life Insurance Company	Ohio	100%
OnFlight, Inc. (aviation)	Ohio	100%
Fiduciary Capital Management, Inc. (investment adviser)	Connecticut	61%
Financial Way Realty, Inc.	Ohio	100%
Suffolk Capital Management LLC (investment adviser)	Delaware	85%
Sycamore Re, Ltd. (captive reinsurance company)	Delaware	100%
ONTech, LLC	Delaware	100%

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
Ohio National Life Assurance Corporation	Ohio	100%
Ohio National Equities, Inc. (securities broker dealer)	Ohio	100%

Ohio National Investments, Inc. (investment adviser)	Ohio	100%
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
Ohio National Fund, Inc. (registered investment company)	Maryland	83%
Kenwood Re, Inc. (captive reinsurance company)	Vermont	100%
Dow Target Variable Fund LLC (registered investment company)	Ohio	100%
Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%
National Security Life and Annuity Company (insurance company)	New York	100%

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency of Alabama, Inc.	Alabama	100%
Ohio National Insurance Agency, Inc.	Ohio	100%

Sycamore Re, Ltd. owns 100% of the voting securities of ON Foreign Holdings, LLC, a holding company organized under the laws of Delaware.

ON Foreign Holdings, LLC owns (1) 100% of the voting securities of Ohio National International Holdings Cooperatief U.A., a holding company organized under the laws of Netherlands, and (2) 0.01% of the voting securities of ONSV do Brasil Participações Ltda., a holding company organized under the laws of Brazil.

Ohio National International Holdings Cooperatief U.A. owns 100% of the voting securities of ON Netherlands Holdings B.V., a holding company organized under the laws of Netherlands.

ON Netherlands Holdings B.V. owns (1) 100% of the voting securities of ON Global Holdings, SMLLC, a holding company organized under the laws of Delaware, (2) 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru, (3) 99.99% of the voting securities of ONSV do Brasil Participações Ltda., a holding company organized under the laws of Brazil, (4) 0.01% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil, and (5) 0.01% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile.

ON Global Holdings, LLC owns 99.99% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

ONSV do Brasil Participações Ltda. owns 99.99% of the voting securities of O.N. International do Brasil Participações Ltda., a holdings company organized under the laws of Brasil.

Item 29. Indemnification

The sixth article of the Depositor’s Articles of Incorporation, as amended, provides as follows:

“Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.

Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law.”

In addition, Article XII of the Depositor’s Code of Regulations states as follows:

“If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Six of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation’s request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled”.

Item 30. Principal Underwriter

The principal underwriter of the Registrant’s securities is Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.

The directors and officers of ONEQ are:

Gary T. Huffman	Director, President

Thomas A. Barefield	Director, Executive Vice President

Barbara A. Turner	Director, Senior Vice President, Comptroller

H. Douglas Cooke	Senior Vice President
Jeffrey A. Bley, Jr.	Vice President, Operations
Andrew J. VanHoy	Vice President, Compliance
Teresa R. Cooper	Treasurer
Robert K. Gongwer	Vice President and Tax Officer

Nicholas A. Vision	Tax Officer

Bradley T. Owens	Tax Officer

Kimberly A. Plante	Secretary
Emily Bae	Assistant Secretary

The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions
$861,185	None	None

Item 31. Location of Accounts and Records

The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:

(1)   Journals and other records of original entry:

  Ohio National Life Assurance Corporation (“Depositor”)

  One Financial Way

  Montgomery, Ohio 45242

(2)   General and auxiliary ledgers:

   Depositor

(3)  Securities records for portfolio securities:

   Depositor

(4)  Corporate charter, by-laws and minute books:

  Registrant has no such documents.

(5)  Records of brokerage orders:

  Not applicable.

(6)  Records of other portfolio transactions:

   Depositor

(7)  Records of options:

  Not applicable

(8)  Records of trial balances:

  Depositor

(9)  Quarterly records of allocation of brokerage orders and commissions:

  Not applicable

(10)  Records identifying person or group authorizing portfolio transactions:

   Depositor

(11)  Files of advisory materials:

  Not applicable

(12)  Other records

   Depositor

Item 32. Management Services

None

Item 33. Fee Representation

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended;

Ohio National Life Assurance Corporation represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by Ohio National Life Assurance Corporation.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 30th day of April, 2015.

Ohio National Variable Account R

(Registrant)

By OHIO NATIONAL LIFE ASSURANCE CORPORATION

(Depositor)

By /s/ Kristal E. Hambrick

Kristal E. Hambrick

Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 30th day of April, 2015.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(Depositor)

By /s/ Kristal E. Hambrick

Kristal E. Hambrick

Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.

Signature	Title	Date

/s/ Gary T. Huffman Gary T. Huffman	Chairman, President and Chief Executive Officer and Director (Principal Executive Officer)	April 30, 2015
/s/ Ronald J. Dolan Ronald J. Dolan	Vice Chairman and Chief Risk Officer	April 30, 2015
/s/ Thomas A. Barefield Thomas A. Barefield	Director, Executive Vice President, Distribution	April 30, 2015

Index of Consents and Exhibits

Exhibit Number	Description	Page Number

26(n)	Consent of KPMG LLP